Separate Account I

American General Life Insurance Company

2022

Annual Report

December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account I.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account I indicated in the table below as of December 31, 2022, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2022 or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account I as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the two years in the period ended December 31 2022 or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Sustainable Global Thematic Growth Portfolio Class A
AB VPS Sustainable Global Thematic Growth Portfolio Class B	AB VPS Growth and Income Portfolio Class A
AB VPS Growth and Income Portfolio Class B	AB VPS Intermediate Bond Portfolio Class A (3)
AB VPS Intermediate Bond Portfolio Class B (3)	AB VPS Sustainable International Thematic Portfolio Class A
AB VPS International Value Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
AB VPS Large Cap Growth Portfolio Class B	AB VPS Small Cap Growth Portfolio Class A
AB VPS Small/Mid Cap Value Portfolio Class A	BlackRock Advantage Large Cap Core V.I. Fund Class I
BlackRock Advantage SMID Cap V.I. Fund Class I	BlackRock Basic Value V.I. Fund Class I
BlackRock Equity Dividend V.I. Fund Class I	BlackRock Global Allocation V.I. Fund Class I
BlackRock Government Money Market V.I. Fund Class I	BlackRock II High Yield V.I. Fund Class I
BlackRock II Total Return V.I. Fund Class I	BlackRock International V.I. Fund Class I
BlackRock Large Cap Focus Growth V.I. Fund Class I	BNY Mellon Stock Index Fund, Inc. Initial Shares
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2
Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class
Invesco V.I. American Franchise Fund Series I	Invesco V.I. EQV International Equity Fund Series 1
LVIP BlackRock Global Allocation Fund Standard Class (2)	LVIP Delaware High Yield Fund Standard Class
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	LVIP Delaware SMID Cap Core Fund Standard Class (1)
LVIP Delaware Value Fund Standard Class	VanEck VIP Emerging Markets Fund Initial Class
VanEck VIP Global Resources Fund Initial Class	Vanguard 500 Index Fund Admiral Shares
Vanguard Dividend Growth Fund Investor Shares	Vanguard Federal Money Market Fund Investor Shares
Vanguard GNMA Fund Investor Shares	Vanguard Health Care Fund Investor Shares
Vanguard Inflation-Protected Securities Fund Investor Shares	Vanguard International Growth Fund Investor Shares
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard LifeStrategy Growth Fund Investor Shares
Vanguard LifeStrategy Income Fund Investor Shares	Vanguard LifeStrategy Moderate Growth Fund Investor Shares

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Vanguard Small-Cap Growth Index Fund Admiral Shares	Vanguard Small-Cap Value Index Fund Admiral Shares (1)
Vanguard Total Bond Market Index Fund Admiral Shares (1)	Vanguard Total International Stock Index Fund Admiral Shares
Vanguard U.S. Growth Fund Investor Shares	Vanguard VIF Balanced Portfolio
Vanguard VIF Capital Growth Portfolio	Vanguard VIF Conservative Allocation Portfolio (1)
Vanguard VIF Diversified Value Portfolio	Vanguard VIF Equity Income Portfolio
Vanguard VIF Equity Index Portfolio	Vanguard VIF Growth Portfolio
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF International Portfolio
Vanguard VIF Mid-Cap Index Portfolio	Vanguard VIF Moderate Allocation Portfolio (1)
Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard VIF Small Company Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF Total Stock Market Index Portfolio	Vanguard Wellington Fund Investor Shares (1)
Vanguard Windsor Fund Investor Shares (1)

(1)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.
(2)	The LVIP BlackRock Advantage Allocation Fund, in operation for the period January 1, 2021 to December 31, 2021 and January 1, 2022 to June 10, 2022 (cessation of operations), merged into the LVIP BlackRock Global Allocation Fund, in operation for the period June 10, 2022 (commencement of operations) to December 31, 2022.
(3)	For the period January 1, 2021, to December 31, 2021 and January 1, 2022 to March 03, 2022 (cessation of operations).

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
April 25, 2023

We have served as the auditor of one or more of the sub-accounts of AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves

AB VPS Balanced Hedged Allocation Portfolio Class A	$14,493,309	$—	$14,493,309	$693,512	$13,799,797	$14,493,309

AB VPS Growth and Income Portfolio Class A	27,871,057	—	27,871,057	1,091,834	26,779,223	27,871,057

AB VPS Growth and Income Portfolio Class B	33,692,819	—	33,692,819	1,527,985	32,164,834	33,692,819

AB VPS International Value Portfolio Class A	2,842,947	—	2,842,947	79,541	2,763,406	2,842,947

AB VPS Large Cap Growth Portfolio Class A	37,991,576	—	37,991,576	1,316,556	36,675,020	37,991,576

AB VPS Large Cap Growth Portfolio Class B	24,769,231	—	24,769,231	885,635	23,883,596	24,769,231

AB VPS Small Cap Growth Portfolio Class A	7,969,546	—	7,969,546	239,429	7,730,117	7,969,546

AB VPS Small/Mid Cap Value Portfolio Class A	9,500,031	—	9,500,031	367,125	9,132,906	9,500,031

AB VPS Sustainable Global Thematic Growth Portfolio Class A	6,890,736	—	6,890,736	198,873	6,691,863	6,890,736

AB VPS Sustainable Global Thematic Growth Portfolio Class B	3,633,182	—	3,633,182	68,226	3,564,956	3,633,182

AB VPS Sustainable International Thematic Portfolio Class A	7,895,001	—	7,895,001	164,098	7,730,903	7,895,001

BlackRock II High Yield V.I. Fund Class I	44,534	240	44,774	—	44,774	44,774

BlackRock II Total Return V.I. Fund Class I	417,288	1,338	418,626	984	417,642	418,626

BlackRock Advantage Large Cap Core V.I. Fund Class I	1,033,608	—	1,033,608	2,536	1,031,072	1,033,608

BlackRock Advantage SMID Cap V.I. Fund Class I	612,347	—	612,347	2,649	609,698	612,347

BlackRock Basic Value V.I. Fund Class I	865,318	—	865,318	2,675	862,643	865,318

BlackRock Equity Dividend V.I. Fund Class I	248,714	—	248,714	—	248,714	248,714

BlackRock Global Allocation V.I. Fund Class I	982,780	—	982,780	—	982,780	982,780

BlackRock Government Money Market V.I. Fund Class I	616,474	—	616,474	311,340	305,134	616,474

BlackRock International V.I. Fund Class I	271,090	—	271,090	—	271,090	271,090

BlackRock Large Cap Focus Growth V.I. Fund Class I	277,456	—	277,456	1,394	276,062	277,456

BNY Mellon Stock Index Fund, Inc. Initial Shares	1,334,088	—	1,334,088	24,731	1,309,357	1,334,088

Fidelity VIP Asset Manager Portfolio Initial Class	312,534	—	312,534	103	312,431	312,534

Fidelity VIP Contrafund Portfolio Initial Class	805,923	—	805,923	6,181	799,742	805,923

Fidelity VIP Government Money Market Portfolio Initial Class	13,956,656	(1,863)	13,954,793	785,877	13,168,916	13,954,793

Fidelity VIP Government Money Market Portfolio Service Class 2	8,247,338	—	8,247,338	595,440	7,651,898	8,247,338

Fidelity VIP Growth Portfolio Initial Class	1,182,825	—	1,182,825	70,832	1,111,993	1,182,825

Fidelity VIP High Income Portfolio Initial Class	57,726	—	57,726	—	57,726	57,726

Fidelity VIP Investment Grade Bond Portfolio Initial Class	543,657	—	543,657	2,318	541,339	543,657

Fidelity VIP Overseas Portfolio Initial Class	73,980	—	73,980	—	73,980	73,980

Invesco V.I. American Franchise Fund Series I	124,509	—	124,509	11	124,498	124,509

Invesco V.I. EQV International Equity Fund Series 1	71,439	—	71,439	7,544	63,895	71,439

LVIP BlackRock Global Allocation Fund Standard Class	142,946	—	142,946	2,951	139,995	142,946

LVIP Delaware High Yield Fund Standard Class	25,449	—	25,449	3,086	22,363	25,449

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	1,815	—	1,815	1,815	—	1,815

LVIP Delaware Value Fund Standard Class	622,734	—	622,734	13,879	608,855	622,734

VanEck VIP Emerging Markets Fund Initial Class	74,377	—	74,377	—	74,377	74,377

VanEck VIP Global Resources Fund Initial Class	31,265	—	31,265	9,954	21,311	31,265

Vanguard 500 Index Fund Admiral Shares	19,607	576	20,183	20,183	—	20,183

Vanguard Dividend Growth Fund Investor Shares	791,436	39,900	831,336	831,336	—	831,336

Vanguard Federal Money Market Fund Investor Shares	369,731	(8,480)	361,251	361,251	—	361,251

Vanguard GNMA Fund Investor Shares	41,438	3	41,441	41,441	—	41,441

Vanguard Health Care Fund Investor Shares	11,949	1,235	13,184	13,184	—	13,184

Vanguard Inflation-Protected Securities Fund Investor Shares	438,026	8,131	446,157	446,157	—	446,157

Vanguard International Growth Fund Investor Shares	7,843	323	8,166	8,166	—	8,166

Vanguard LifeStrategy Conservative Growth Fund Investor Shares	203,311	4,138	207,449	207,449	—	207,449

Vanguard LifeStrategy Growth Fund Investor Shares	523,113	36,961	560,074	560,074	—	560,074

Vanguard LifeStrategy Income Fund Investor Shares	409,648	24,597	434,245	434,245	—	434,245

Vanguard LifeStrategy Moderate Growth Fund Investor Shares	1,768,500	207,615	1,976,115	1,976,115	—	1,976,115

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves

Vanguard Small-Cap Growth Index Fund Admiral Shares	$1,742	$47	$1,789	$1,789	$—	$1,789

Vanguard Total International Stock Index Fund Admiral Shares	74,315	(4,431)	69,884	69,884	—	69,884

Vanguard U.S. Growth Fund Investor Shares	6,385	103	6,488	6,488	—	6,488

Vanguard VIF Balanced Portfolio	5,003,350	159,306	5,162,656	5,162,656	—	5,162,656

Vanguard VIF Capital Growth Portfolio	1,031,395	26,661	1,058,056	1,058,056	—	1,058,056

Vanguard VIF Diversified Value Portfolio	565,814	26,319	592,133	592,133	—	592,133

Vanguard VIF Equity Income Portfolio	1,353,235	39,762	1,392,997	1,392,997	—	1,392,997

Vanguard VIF Equity Index Portfolio	752,993	28,189	781,182	781,182	—	781,182

Vanguard VIF Growth Portfolio	411,902	23,979	435,881	435,881	—	435,881

Vanguard VIF High Yield Bond Portfolio	348,281	7,724	356,005	356,005	—	356,005

Vanguard VIF International Portfolio	2,938,586	124,260	3,062,846	3,062,846	—	3,062,846

Vanguard VIF Mid-Cap Index Portfolio	1,191,600	17,414	1,209,014	1,209,014	—	1,209,014

Vanguard VIF Real Estate Index Portfolio	729,483	37,941	767,424	767,424	—	767,424

Vanguard VIF Short-Term Investment-Grade Portfolio	301,086	659	301,745	301,745	—	301,745

Vanguard VIF Small Company Growth Portfolio	522,600	24,465	547,065	547,065	—	547,065

Vanguard VIF Total Bond Market Index Portfolio	437,424	8,782	446,206	446,206	—	446,206

Vanguard VIF Total Stock Market Index Portfolio	3,360,737	123,523	3,484,260	3,484,260	—	3,484,260

  The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

AB VPS Balanced Hedged Allocation Portfolio Class A	1,750,400	$8.28	$14,493,309	$18,151,441	1

AB VPS Growth and Income Portfolio Class A	961,071	29.00	27,871,057	28,144,837	1

AB VPS Growth and Income Portfolio Class B	1,188,040	28.36	33,692,819	34,449,876	1

AB VPS International Value Portfolio Class A	219,533	12.95	2,842,947	3,071,955	1

AB VPS Large Cap Growth Portfolio Class A	645,018	58.90	37,991,576	41,526,692	1

AB VPS Large Cap Growth Portfolio Class B	463,409	53.45	24,769,231	28,168,999	1

AB VPS Small Cap Growth Portfolio Class A	875,774	9.10	7,969,546	14,218,931	1

AB VPS Small/Mid Cap Value Portfolio Class A	571,602	16.62	9,500,031	10,222,881	1

AB VPS Sustainable Global Thematic Growth Portfolio Class A	226,520	30.42	6,890,736	6,400,190	1

AB VPS Sustainable Global Thematic Growth Portfolio Class B	127,079	28.59	3,633,182	3,337,930	1

AB VPS Sustainable International Thematic Portfolio Class A	479,648	16.46	7,895,001	9,682,403	1

BlackRock II High Yield V.I. Fund Class I	6,905	6.45	44,534	49,450	1

BlackRock II Total Return V.I. Fund Class I	41,521	10.05	417,288	521,736	1

BlackRock Advantage Large Cap Core V.I. Fund Class I	62,719	16.48	1,033,608	1,481,327	1

BlackRock Advantage SMID Cap V.I. Fund Class I	34,057	17.98	612,347	760,271	1

BlackRock Basic Value V.I. Fund Class I	73,644	11.75	865,318	960,065	1

BlackRock Equity Dividend V.I. Fund Class I	24,504	10.15	248,714	279,729	1

BlackRock Global Allocation V.I. Fund Class I	66,539	14.77	982,780	1,115,276	1

BlackRock Government Money Market V.I. Fund Class I	616,474	1.00	616,474	616,474	1

BlackRock International V.I. Fund Class I	31,706	8.55	271,090	370,593	1

BlackRock Large Cap Focus Growth V.I. Fund Class I	21,899	12.67	277,456	353,487	1

BNY Mellon Stock Index Fund, Inc. Initial Shares	23,077	57.81	1,334,088	1,016,600	1

Fidelity VIP Asset Manager Portfolio Initial Class	21,825	14.32	312,534	337,755	1

Fidelity VIP Contrafund Portfolio Initial Class	21,276	37.88	805,923	718,087	1

Fidelity VIP Government Money Market Portfolio Initial Class	13,956,656	1.00	13,956,656	13,956,656	1

Fidelity VIP Government Money Market Portfolio Service Class 2	8,247,338	1.00	8,247,338	8,247,338	1

Fidelity VIP Growth Portfolio Initial Class	16,541	71.51	1,182,825	1,122,608	1

Fidelity VIP High Income Portfolio Initial Class	13,090	4.41	57,726	69,042	1

Fidelity VIP Investment Grade Bond Portfolio Initial Class	50,339	10.80	543,657	656,642	1

Fidelity VIP Overseas Portfolio Initial Class	3,409	21.70	73,980	54,191	1

Invesco V.I. American Franchise Fund Series I	2,906	42.84	124,509	156,352	1

Invesco V.I. EQV International Equity Fund Series 1	2,469	28.94	71,439	80,163	1

LVIP BlackRock Global Allocation Fund Standard Class	13,751	10.40	142,946	144,165	1

LVIP Delaware High Yield Fund Standard Class	6,342	4.01	25,449	29,139	1

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	198	9.17	1,815	1,955	1

LVIP Delaware Value Fund Standard Class	23,966	25.98	622,734	656,420	1

VanEck VIP Emerging Markets Fund Initial Class	8,549	8.70	74,377	95,589	1

VanEck VIP Global Resources Fund Initial Class	1,101	28.39	31,265	28,814	1

Vanguard 500 Index Fund Admiral Shares	55	354.11	19,607	17,713	1

Vanguard Dividend Growth Fund Investor Shares	22,465	35.23	791,436	809,380	1

Vanguard Federal Money Market Fund Investor Shares	369,731	1.00	369,731	369,731	1

Vanguard GNMA Fund Investor Shares	4,509	9.19	41,438	47,001	1

Vanguard Health Care Fund Investor Shares	56	213.07	11,949	11,584	1

Vanguard Inflation-Protected Securities Fund Investor Shares	37,152	11.79	438,026	492,212	1

Vanguard International Growth Fund Investor Shares	276	28.44	7,843	11,288	1

Vanguard LifeStrategy Conservative Growth Fund Investor Shares	10,656	19.08	203,311	216,518	1

Vanguard LifeStrategy Growth Fund Investor Shares	14,519	36.03	523,113	583,054	1

Vanguard LifeStrategy Income Fund Investor Shares	28,627	14.31	409,648	474,815	1

Vanguard LifeStrategy Moderate Growth Fund Investor Shares	64,450	27.44	1,768,500	1,863,770	1

  * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

Vanguard Small-Cap Growth Index Fund Admiral Shares	25	$70.51	$1,742	$1,857	1

Vanguard Total International Stock Index Fund Admiral Shares	2,667	27.86	74,315	82,254	1

Vanguard U.S. Growth Fund Investor Shares	163	39.12	6,385	10,018	1

Vanguard VIF Balanced Portfolio	230,357	21.72	5,003,350	5,469,284	1

Vanguard VIF Capital Growth Portfolio	26,576	38.81	1,031,395	1,149,045	1

Vanguard VIF Diversified Value Portfolio	40,386	14.01	565,814.00	575,280	1

Vanguard VIF Equity Income Portfolio	56,128	24.11	1,353,235.00	1,320,476	1

Vanguard VIF Equity Index Portfolio	14,840	50.74	752,993.00	779,776	1

Vanguard VIF Growth Portfolio	22,719	18.13	411,902.00	591,137	1

Vanguard VIF High Yield Bond Portfolio	50,112	6.95	348,281.00	383,116	1

Vanguard VIF International Portfolio	130,488	22.52	2,938,586.00	3,141,599	1

Vanguard VIF Mid-Cap Index Portfolio	55,734	21.38	1,191,600.00	1,298,589	1

Vanguard VIF Real Estate Index Portfolio	63,268	11.53	729,483.00	827,909	1

Vanguard VIF Short-Term Investment-Grade Portfolio	30,351	9.92	301,086.00	324,378	1

Vanguard VIF Small Company Growth Portfolio	35,359	14.78	522,600.00	646,837	1

Vanguard VIF Total Bond Market Index Portfolio	42,386	10.32	437,424.00	473,629	1

Vanguard VIF Total Stock Market Index Portfolio	79,450	42.30	3,360,737.00	3,571,035	1

  * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class B	AB VPS Intermediate Bond Portfolio Class A	AB VPS Intermediate Bond Portfolio Class B

For the Year Ended December 31, 2022

From operations:

Dividends	$546,076	$412,203	$385,788	$—	$—

Mortality and expense risk and administrative charges	(230,347)	(409,727)	(494,805)	(48,399)	(485)

Net investment income (loss)	315,729	2,476	(109,017)	(48,399)	(485)

Net realized gain (loss)	(293,029)	294,236	381,533	(1,776,652)	(14,367)

Capital gain distribution from mutual funds	1,618,602	4,691,587	5,716,222	—	—

Change in unrealized appreciation (depreciation) of investments	(5,523,498)	(6,785,637)	(8,275,578)	927,118	5,686

Increase (decrease) in net assets from operations	(3,882,196)	(1,797,338)	(2,286,840)	(897,933)	(9,166)

From contract transactions:

Payments received from contract owners	839,751	93,746	1,176,389	39,599	—

Payments for contract benefits or terminations	(2,481,549)	(3,432,305)	(3,671,040)	(314,783)	(307)

Transfers between sub-accounts (including fixed account), net	274,273	1,282,064	(842,176)	(19,942,887)	(200,082)

Contract maintenance charges	(44,854)	(55,282)	(117,779)	(9,154)	(96)

Adjustments to net assets allocated to contracts in payout period	5,535	15,115	2,592	3,626	—

Increase (decrease) in net assets from contract transactions	(1,406,844)	(2,096,662)	(3,452,014)	(20,223,599)	(200,485)

Increase (decrease) in net assets	(5,289,040)	(3,894,000)	(5,738,854)	(21,121,532)	(209,651)

Net assets at beginning of period	19,782,349	31,765,057	39,431,673	21,121,532	209,651

Net assets at end of period	$14,493,309	$27,871,057	$33,692,819	$—	$—

Beginning units	893,044	260,448	338,055	869,587	9,117

Units issued	71,470	16,050	11,774	6,969	—

Units redeemed	(145,465)	(34,492)	(43,360)	(876,556)	(9,117)

Ending units	819,049	242,006	306,469	—	—

For the Year Ended December 31, 2021

From operations:

Dividends	$100,887	$265,031	$244,729	$345,294	$2,509

Mortality and expense risk and administrative charges	(286,486)	(446,588)	(540,268)	(320,905)	(2,710)

Net investment income (loss)	(185,599)	(181,557)	(295,539)	24,389	(201)

Net realized gain (loss)	(42,195)	1,915,407	2,064,565	(349,570)	(971)

Capital gain distribution from mutual funds	459,678	—	—	611,236	5,358

Change in unrealized appreciation (depreciation) of investments	2,093,515	5,542,541	7,001,029	(986,952)	(10,103)

Increase (decrease) in net assets from operations	2,325,399	7,276,391	8,770,055	(700,897)	(5,917)

From contract transactions:

Payments received from contract owners	750,586	212,916	281,098	940,146	22,706

Payments for contract benefits or terminations	(3,691,134)	(4,226,757)	(3,902,733)	(3,802,561)	(5,930)

Transfers between sub-accounts (including fixed account), net	1,266,489	(424,622)	(887,786)	(869,469)	(33)

Contract maintenance charges	(55,788)	(54,491)	(129,294)	(59,444)	(610)

Adjustments to net assets allocated to contracts in payout period	6,932	1,128	8,505	9,611	—

Increase (decrease) in net assets from contract transactions	(1,722,915)	(4,491,826)	(4,630,210)	(3,781,717)	16,133

Increase (decrease) in net assets	602,484	2,784,565	4,139,845	(4,482,614)	10,216

Net assets at beginning of period	19,179,865	28,980,492	35,291,828	25,604,146	199,435

Net assets at end of period	$19,782,349	$31,765,057	$39,431,673	$21,121,532	$209,651

Beginning units	971,048	300,102	381,384	1,024,236	8,412

Units issued	111,857	4,997	6,989	72,444	1,194

Units redeemed	(189,861)	(44,651)	(50,318)	(227,093)	(489)

Ending units	893,044	260,448	338,055	869,587	9,117

  The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS International Value Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class B	AB VPS Small Cap Growth Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A

For the Year Ended December 31, 2022

From operations:

Dividends	$137,279	$—	$—	$—	$115,224

Mortality and expense risk and administrative charges	(42,983)	(636,816)	(391,725)	(139,073)	(147,148)

Net investment income (loss)	94,296	(636,816)	(391,725)	(139,073)	(31,924)

Net realized gain (loss)	(27,913)	1,641,381	512,837	676,057	67,161

Capital gain distribution from mutual funds	—	5,348,249	3,570,648	3,947,617	1,553,744

Change in unrealized appreciation (depreciation) of investments	(611,378)	(24,261,607)	(14,578,852)	(10,701,744)	(3,640,476)

Increase (decrease) in net assets from operations	(544,995)	(17,908,793)	(10,887,092)	(6,217,143)	(2,051,495)

From contract transactions:

Payments received from contract owners	25,852	286,947	2,626,596	20,633	162,144

Payments for contract benefits or terminations	(373,200)	(6,368,800)	(3,760,489)	(1,344,564)	(1,202,560)

Transfers between sub-accounts (including fixed account), net	3,972	(1,074,479)	(285,039)	(1,300,377)	112,637

Contract maintenance charges	(9,585)	(74,469)	(93,537)	(28,960)	(31,045)

Adjustments to net assets allocated to contracts in payout period	512	47,960	22,397	2,164	2,432

Increase (decrease) in net assets from contract transactions	(352,449)	(7,182,841)	(1,490,072)	(2,651,104)	(956,392)

Increase (decrease) in net assets	(897,444)	(25,091,634)	(12,377,164)	(8,868,247)	(3,007,887)

Net assets at beginning of period	3,740,391	63,083,210	37,146,395	16,837,793	12,507,918

Net assets at end of period	$2,842,947	$37,991,576	$24,769,231	$7,969,546	$9,500,031

Beginning units	190,302	399,349	244,840	230,627	206,892

Units issued	8,084	11,451	27,837	7,347	6,471

Units redeemed	(28,544)	(69,133)	(40,499)	(56,169)	(24,475)

Ending units	169,842	341,667	232,178	181,805	188,888

For the Year Ended December 31, 2021

From operations:

Dividends	$75,710	$—	$—	$—	$93,862

Mortality and expense risk and administrative charges	(54,312)	(885,624)	(491,225)	(258,747)	(173,179)

Net investment income (loss)	21,398	(885,624)	(491,225)	(258,747)	(79,317)

Net realized gain (loss)	137,828	6,774,600	2,345,975	1,958,438	99,581

Capital gain distribution from mutual funds	—	4,269,172	2,572,648	3,692,800	—

Change in unrealized appreciation (depreciation) of investments	197,828	5,096,998	3,894,647	(3,905,806)	3,490,754

Increase (decrease) in net assets from operations	357,054	15,255,146	8,322,045	1,486,685	3,511,018

From contract transactions:

Payments received from contract owners	163,522	288,617	659,947	60,362	174,661

Payments for contract benefits or terminations	(481,941)	(11,084,864)	(4,215,917)	(2,909,913)	(1,548,459)

Transfers between sub-accounts (including fixed account), net	(154,152)	(2,928,230)	(1,056,937)	(757,521)	(459,224)

Contract maintenance charges	(11,934)	(102,763)	(119,822)	(55,985)	(36,097)

Adjustments to net assets allocated to contracts in payout period	1,380	42,766	29,785	8,668	2,528

Increase (decrease) in net assets from contract transactions	(483,125)	(13,784,474)	(4,702,944)	(3,654,389)	(1,866,591)

Increase (decrease) in net assets	(126,071)	1,470,672	3,619,101	(2,167,704)	1,644,427

Net assets at beginning of period	3,866,462	61,612,538	33,527,294	19,005,497	10,863,491

Net assets at end of period	$3,740,391	$63,083,210	$37,146,395	$16,837,793	$12,507,918

Beginning units	215,481	495,296	280,308	281,022	240,887

Units issued	14,713	12,269	10,569	7,265	7,740

Units redeemed	(39,892)	(108,216)	(46,037)	(57,660)	(41,735)

Ending units	190,302	399,349	244,840	230,627	206,892

  The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Sustainable Global Thematic Growth Portfolio Class A	AB VPS Sustainable Global Thematic Growth Portfolio Class B	AB VPS Sustainable International Thematic Portfolio Class A	BlackRock II High Yield V.I. Fund Class I	BlackRock II Total Return V.I. Fund Class I

For the Year Ended December 31, 2022

From operations:

Dividends	$—	$—	$—	$2,859	$11,125

Mortality and expense risk and administrative charges	(108,154)	(57,033)	(124,629)	(651)	(6,183)

Net investment income (loss)	(108,154)	(57,033)	(124,629)	2,208	4,942

Net realized gain (loss)	540,589	267,387	329,923	(158)	(901)

Capital gain distribution from mutual funds	774,961	425,886	1,425,214	—	80

Change in unrealized appreciation (depreciation) of investments	(4,088,228)	(2,166,026)	(5,028,280)	(7,624)	(78,984)

Increase (decrease) in net assets from operations	(2,880,832)	(1,529,786)	(3,397,772)	(5,574)	(74,863)

From contract transactions:

Payments received from contract owners	155,284	26,057	145,275	—	—

Payments for contract benefits or terminations	(811,590)	(395,010)	(984,002)	(1,765)	(1,950)

Transfers between sub-accounts (including fixed account), net	(38,512)	21,158	11,302	(385)	(662)

Contract maintenance charges	(14,131)	(11,871)	(21,641)	(102)	(1,315)

Adjustments to net assets allocated to contracts in payout period	3,099	225	1,029	—	—

Increase (decrease) in net assets from contract transactions	(705,850)	(359,441)	(848,037)	(2,252)	(3,927)

Increase (decrease) in net assets	(3,586,682)	(1,889,227)	(4,245,809)	(7,826)	(78,790)

Net assets at beginning of period	10,477,418	5,522,409	12,140,810	52,600	497,416

Net assets at end of period	$6,890,736	$3,633,182	$7,895,001	$44,774	$418,626

Beginning units	207,788	115,479	217,214	1,834	24,696

Units issued	13,522	2,544	14,673	—	—

Units redeemed	(31,488)	(12,224)	(33,986)	(68)	(174)

Ending units	189,822	105,799	197,901	1,766	24,522

For the Year Ended December 31, 2021

From operations:

Dividends	$—	$—	$—	$4,992	$9,988

Mortality and expense risk and administrative charges	(146,057)	(76,853)	(180,727)	(1,422)	(7,509)

Net investment income (loss)	(146,057)	(76,853)	(180,727)	3,570	2,479

Net realized gain (loss)	1,357,791	745,275	1,264,963	151	254

Capital gain distribution from mutual funds	1,215,273	671,075	1,193,136	292	1,745

Change in unrealized appreciation (depreciation) of investments	(434,818)	(304,774)	(1,420,006)	241	(18,915)

Increase (decrease) in net assets from operations	1,992,189	1,034,723	857,366	4,254	(14,437)

From contract transactions:

Payments received from contract owners	174,639	9,286	105,562	—	—

Payments for contract benefits or terminations	(1,260,039)	(734,172)	(1,887,513)	(50,664)	(38,260)

Transfers between sub-accounts (including fixed account), net	(540,544)	(169,659)	(270,646)	(425)	(994)

Contract maintenance charges	(18,347)	(16,079)	(30,942)	(260)	(1,590)

Adjustments to net assets allocated to contracts in payout period	3,031	2,731	2,265	—	—

Increase (decrease) in net assets from contract transactions	(1,641,260)	(907,893)	(2,081,274)	(51,349)	(40,844)

Increase (decrease) in net assets	350,929	126,830	(1,223,908)	(47,095)	(55,281)

Net assets at beginning of period	10,126,489	5,395,579	13,364,718	99,695	552,697

Net assets at end of period	$10,477,418	$5,522,409	$12,140,810	$52,600	$497,416

Beginning units	243,305	136,326	255,237	3,610	26,671

Units issued	8,516	3,710	8,301	1	1

Units redeemed	(44,033)	(24,557)	(46,324)	(1,777)	(1,976)

Ending units	207,788	115,479	217,214	1,834	24,696

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	BlackRock Advantage Large Cap Core V.I. Fund Class I	BlackRock Advantage SMID Cap V.I. Fund Class I	BlackRock Basic Value V.I. Fund Class I	BlackRock Equity Dividend V.I. Fund Class I	BlackRock Global Allocation V.I. Fund Class I

For the Year Ended December 31, 2022

From operations:

Dividends	$10,799	$5,931	$13,037	$4,106	$—

Mortality and expense risk and administrative charges	(15,831)	(9,257)	(12,882)	(3,369)	(15,096)

Net investment income (loss)	(5,032)	(3,326)	155	737	(15,096)

Net realized gain (loss)	(60,799)	(32,158)	(12,449)	2,394	(15,810)

Capital gain distribution from mutual funds	17,139	4,823	87,973	29,043	13,433

Change in unrealized appreciation (depreciation) of investments	(238,959)	(106,985)	(133,865)	(45,036)	(199,793)

Increase (decrease) in net assets from operations	(287,651)	(137,646)	(58,186)	(12,862)	(217,266)

From contract transactions:

Payments for contract benefits or terminations	(75,303)	(3,221)	(52,654)	(19,701)	(64,500)

Transfers between sub-accounts (including fixed account), net	2	(53,678)	(43,139)	38,418	(38,418)

Contract maintenance charges	(3,064)	(1,775)	(2,076)	(694)	(2,790)

Increase (decrease) in net assets from contract transactions	(78,365)	(58,674)	(97,869)	18,023	(105,708)

Increase (decrease) in net assets	(366,016)	(196,320)	(156,055)	5,161	(322,974)

Net assets at beginning of period	1,399,624	808,667	1,021,373	243,553	1,305,754

Net assets at end of period	$1,033,608	$612,347	$865,318	$248,714	$982,780

Beginning units	23,429	11,646	21,967	4,286	35,399

Units issued	—	2,478	—	688	1

Units redeemed	(1,498)	(3,444)	(2,111)	(358)	(3,287)

Ending units	21,931	10,680	19,856	4,616	32,113

For the Year Ended December 31, 2021

From operations:

Dividends	$20,397	$6,921	$13,921	$3,606	$11,931

Mortality and expense risk and administrative charges	(19,094)	(11,307)	(17,719)	(3,270)	(18,195)

Net investment income (loss)	1,303	(4,386)	(3,798)	336	(6,264)

Net realized gain (loss)	(37,929)	8,255	42,981	682	3,811

Capital gain distribution from mutual funds	644,568	229,926	161,592	29,483	180,221

Change in unrealized appreciation (depreciation) of investments	(289,735)	(144,744)	37,287	8,273	(112,922)

Increase (decrease) in net assets from operations	318,207	89,051	238,062	38,774	64,846

From contract transactions:

Payments for contract benefits or terminations	(24,742)	(25,253)	(174,121)	(222)	(5,987)

Transfers between sub-accounts (including fixed account), net	(102,882)	—	(262,919)	(2)	—

Contract maintenance charges	(3,655)	(2,073)	(2,984)	(652)	(3,278)

Increase (decrease) in net assets from contract transactions	(131,279)	(27,326)	(440,024)	(876)	(9,265)

Increase (decrease) in net assets	186,928	61,725	(201,962)	37,898	55,581

Net assets at beginning of period	1,212,696	746,942	1,223,335	205,655	1,250,173

Net assets at end of period	$1,399,624	$808,667	$1,021,373	$243,553	$1,305,754

Beginning units	25,710	12,051	31,547	4,302	35,651

Units issued	—	—	25	—	—

Units redeemed	(2,281)	(405)	(9,605)	(16)	(252)

Ending units	23,429	11,646	21,967	4,286	35,399

  The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	BlackRock Government Money Market V.I. Fund Class I	BlackRock International V.I. Fund Class I	BlackRock Large Cap Focus Growth V.I. Fund Class I	BNY Mellon Stock Index Fund, Inc. Initial Shares	Fidelity VIP Asset Manager Portfolio Initial Class

For the Year Ended December 31, 2022

From operations:

Dividends	$8,826	$2,382	$—	$19,753	$6,924

Mortality and expense risk and administrative charges	(8,124)	(4,166)	(4,740)	(20,859)	(5,036)

Net investment income (loss)	702	(1,784)	(4,740)	(1,106)	1,888

Net realized gain (loss)	—	4,437	14,074	108,514	2,796

Capital gain distribution from mutual funds	—	9,392	18,637	129,453	26,156

Change in unrealized appreciation (depreciation) of investments	—	(113,628)	(219,452)	(585,430)	(99,533)

Increase (decrease) in net assets from operations	702	(101,583)	(191,481)	(348,569)	(68,693)

From contract transactions:

Payments received from contract owners	—	—	—	20,504	—

Payments for contract benefits or terminations	(88,053)	(2,557)	(1,825)	(185,978)	(70,922)

Transfers between sub-accounts (including fixed account), net	538,458	(72,558)	(75,489)	622	34

Contract maintenance charges	(804)	(900)	(1,014)	(670)	(247)

Adjustments to net assets allocated to contracts in payout period	—	—	—	545	—
Increase (decrease) in net assets from contract transactions	449,601	(76,015)	(78,328)	(164,977)	(71,135)

Increase (decrease) in net assets	450,303	(177,598)	(269,809)	(513,546)	(139,828)

Net assets at beginning of period	166,171	448,688	547,265	1,847,634	452,362

Net assets at end of period	$616,474	$271,090	$277,456	$1,334,088	$312,534

Beginning units	15,276	16,023	10,974	23,291	11,807

Units issued	64,990	—	—	31	8

Units redeemed	(23,712)	(2,999)	(1,858)	(2,443)	(2,090)

Ending units	56,554	13,024	9,116	20,879	9,725

For the Year Ended December 31, 2021

From operations:

Dividends	$—	$2,603	$—	$19,158	$7,211

Mortality and expense risk and administrative charges	(2,622)	(6,126)	(7,392)	(23,425)	(6,556)

Net investment income (loss)	(2,622)	(3,523)	(7,392)	(4,267)	655

Net realized gain (loss)	—	49,569	14,341	30,708	14,360

Capital gain distribution from mutual funds	9	86,628	79,111	72,422	2,464

Change in unrealized appreciation (depreciation) of investments	—	(97,161)	(6,264)	293,734	20,302

Increase (decrease) in net assets from operations	(2,613)	35,513	79,796	392,597	37,781

From contract transactions:

Payments received from contract owners	—	—	—	240	—

Payments for contract benefits or terminations	(24,911)	(38,977)	(24,899)	(24,818)	(53,377)

Transfers between sub-accounts (including fixed account), net	(1)	16,575	—	6	31

Contract maintenance charges	(477)	(1,241)	(1,544)	(823)	(352)

Increase (decrease) in net assets from contract transactions	(25,389)	(23,643)	(26,443)	(25,395)	(53,698)

Increase (decrease) in net assets	(28,002)	11,870	53,353	367,202	(15,917)

Net assets at beginning of period	194,173	436,818	493,912	1,480,432	468,279

Net assets at end of period	$166,171	$448,688	$547,265	$1,847,634	$452,362

Beginning units	17,594	16,717	11,533	23,631	13,248

Units issued	—	2,947	—	3	338

Units redeemed	(2,318)	(3,641)	(559)	(343)	(1,779)

Ending units	15,276	16,023	10,974	23,291	11,807

  The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class

For the Year Ended December 31, 2022

From operations:

Dividends	$4,601	$207,347	$105,016	$8,566	$3,570

Mortality and expense risk and administrative charges	(12,827)	(180,599)	(113,584)	(19,289)	(1,056)

Net investment income (loss)	(8,226)	26,748	(8,568)	(10,723)	2,514

Net realized gain (loss)	35,974	—	—	90,752	(5,747)

Capital gain distribution from mutual funds	43,599	—	—	103,284	—

Change in unrealized appreciation (depreciation) of investments	(392,425)	—	—	(620,678)	(7,502)

Increase (decrease) in net assets from operations	(321,078)	26,748	(8,568)	(437,365)	(10,735)

From contract transactions:

Payments received from contract owners	—	226,563	11,698	23,820	—

Payments for contract benefits or terminations	(61,271)	(2,550,175)	(829,049)	(164,001)	(21,081)

Transfers between sub-accounts (including fixed account), net	1	14,105,518	3,755,995	705	23

Contract maintenance charges	(516)	(27,292)	(29,038)	(1,009)	(95)

Adjustments to net assets allocated to contracts in payout period	514	(11,174)	16,882	—	—

Increase (decrease) in net assets from contract transactions	(61,272)	11,743,440	2,926,488	(140,485)	(21,153)

Increase (decrease) in net assets	(382,350)	11,770,188	2,917,920	(577,850)	(31,888)

Net assets at beginning of period	1,188,273	2,184,605	5,329,418	1,760,675	89,614

Net assets at end of period	$805,923	$13,954,793	$8,247,338	$1,182,825	$57,726

Beginning units	14,414	229,686	587,512	18,784	3,743

Units issued	7	1,775,415	495,276	19	—

Units redeemed	(967)	(496,892)	(172,006)	(1,863)	(984)

Ending units	13,454	1,508,209	910,782	16,940	2,759

For the Year Ended December 31, 2021

From operations:

Dividends	$681	$241	$596	$—	$4,856

Mortality and expense risk and administrative charges	(15,203)	(31,895)	(83,726)	(23,082)	(1,292)

Net investment income (loss)	(14,522)	(31,654)	(83,130)	(23,082)	3,564

Net realized gain (loss)	43,973	—	—	40,801	(79)

Capital gain distribution from mutual funds	136,745	—	—	338,540	—

Change in unrealized appreciation (depreciation) of investments	84,404	—	—	(39,386)	(784)

Increase (decrease) in net assets from operations	250,600	(31,654)	(83,130)	316,873	2,701

From contract transactions:

Payments received from contract owners	—	—	160,140	375	—

Payments for contract benefits or terminations	(60,580)	(445,054)	(2,307,267)	(36,919)	(5,418)

Transfers between sub-accounts (including fixed account), net	43	(62,677)	1,439,893	9	2

Contract maintenance charges	(603)	(3,680)	(17,101)	(1,125)	(114)

Adjustments to net assets allocated to contracts in payout period	—	(5,314)	5,691	—	—

Increase (decrease) in net assets from contract transactions	(61,140)	(516,725)	(718,644)	(37,660)	(5,530)

Increase (decrease) in net assets	189,460	(548,379)	(801,774)	279,213	(2,829)

Net assets at beginning of period	998,813	2,732,984	6,131,192	1,481,462	92,443

Net assets at end of period	$1,188,273	$2,184,605	$5,329,418	$1,760,675	$89,614

Beginning units	15,273	284,744	666,524	19,203	3,975

Units issued	24	17,479	314,820	4	—

Units redeemed	(883)	(72,537)	(393,832)	(423)	(232)

Ending units	14,414	229,686	587,512	18,784	3,743

  The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class	Invesco V.I. American Franchise Fund Series I	Invesco V.I. EQV International Equity Fund Series 1	LVIP BlackRock Advantage Allocation Fund Standard Class

For the Year Ended December 31, 2022

From operations:

Dividends	$12,992	$837	$—	$1,366	$1,612

Mortality and expense risk and administrative charges	(8,019)	(1,076)	(2,269)	(1,161)	(1,036)

Net investment income (loss)	4,973	(239)	(2,269)	205	576

Net realized gain (loss)	(2,339)	450	9,701	3,330	(38,884)

Capital gain distribution from mutual funds	30,127	705	38,869	8,716	5,639

Change in unrealized appreciation (depreciation) of investments	(123,181)	(26,130)	(114,636)	(33,004)	10,424

Increase (decrease) in net assets from operations	(90,420)	(25,214)	(68,335)	(20,753)	(22,245)

From contract transactions:

Payments received from contract owners	—	60	—	—	—

Payments for contract benefits or terminations	(6,753)	—	(23,101)	(13,637)	(643)

Transfers between sub-accounts (including fixed account), net	2	281	(14)	1	(147,347)

Contract maintenance charges	(1,033)	(32)	(91)	(59)	(45)

Adjustments to net assets allocated to contracts in payout period	—	—	495	—	—

Increase (decrease) in net assets from contract transactions	(7,784)	309	(22,711)	(13,695)	(148,035)

Increase (decrease) in net assets	(98,204)	(24,905)	(91,046)	(34,448)	(170,280)

Net assets at beginning of period	641,861	98,885	215,555	105,887	170,280

Net assets at end of period	$543,657	$73,980	$124,509	$71,439	$—

Beginning units	24,755	2,856	5,795	3,365	7,196

Units issued	—	22	22	—	—

Units redeemed	(327)	(8)	(889)	(546)	(7,196)

Ending units	24,428	2,870	4,928	2,819	—

For the Year Ended December 31, 2021

From operations:

Dividends	$13,248	$492	$—	$1,354	$2,197

Mortality and expense risk and administrative charges	(9,245)	(1,285)	(2,989)	(1,491)	(2,084)

Net investment income (loss)	4,003	(793)	(2,989)	(137)	113

Net realized gain (loss)	913	684	4,744	3,271	(23)

Capital gain distribution from mutual funds	17,729	6,891	24,980	7,152	11,615

Change in unrealized appreciation (depreciation) of investments	(36,023)	8,308	(6,167)	(5,624)	(1,460)

Increase (decrease) in net assets from operations	(13,378)	15,090	20,568	4,662	10,245

From contract transactions:

Payments received from contract owners	—	150	—	—	—

Payments for contract benefits or terminations	(22,008)	—	(4,778)	(5,934)	(1,391)

Transfers between sub-accounts (including fixed account), net	(1)	1	34	109	—

Contract maintenance charges	(1,216)	(33)	(120)	(69)	(93)

Increase (decrease) in net assets from contract transactions	(23,225)	118	(4,864)	(5,894)	(1,484)

Increase (decrease) in net assets	(36,603)	15,208	15,704	(1,232)	8,761

Net assets at beginning of period	678,464	83,677	199,851	107,119	161,519

Net assets at end of period	$641,861	$98,885	$215,555	$105,887	$170,280

Beginning units	25,646	2,853	5,930	3,555	7,260

Units issued	—	5	28	70	—

Units redeemed	(891)	(2)	(163)	(260)	(64)

Ending units	24,755	2,856	5,795	3,365	7,196

  The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	LVIP BlackRock Global Allocation Fund Standard Class	LVIP Delaware High Yield Fund Standard Class	LVIP Delaware Limited-Term Diversified Income Fund Standard Class	LVIP Delaware Value Fund Standard Class	VanEck VIP Emerging Markets Fund Initial Class

For the Year Ended December 31, 2022

From operations:

Dividends	$541	$1,665	$46	$11,460	$233

Mortality and expense risk and administrative charges	(833)	(343)	(27)	(7,922)	(1,238)

Net investment income (loss)	(292)	1,322	19	3,538	(1,005)

Net realized gain (loss)	408	(284)	(31)	1,524	(1,506)

Capital gain distribution from mutual funds	3,964	—	—	45,039	16,147

Change in unrealized appreciation (depreciation) of investments	(1,218)	(4,872)	(118)	(81,830)	(45,670)

Increase (decrease) in net assets from operations	2,862	(3,834)	(130)	(31,729)	(32,034)

From contract transactions:

Payments for contract benefits or terminations	(572)	(1,806)	(722)	(38,838)	(17,129)

Transfers between sub-accounts (including fixed account), net	140,701	2	—	—	3

Contract maintenance charges	(45)	(39)	(5)	(286)	(145)

Increase (decrease) in net assets from contract transactions	140,084	(1,843)	(727)	(39,124)	(17,271)

Increase (decrease) in net assets	142,946	(5,677)	(857)	(70,853)	(49,305)

Net assets at beginning of period	—	31,126	2,672	693,587	123,682

Net assets at end of period	$142,946	$25,449	$1,815	$622,734	$74,377

Beginning units	—	544	93	5,615	3,773

Units issued	15,420	—	—	—	—

Units redeemed	(731)	(35)	(27)	(338)	(731)

Ending units	14,689	509	66	5,277	3,042

For the Year Ended December 31, 2021

From operations:

Dividends	$—	$3,065	$51	$37,569	$1,312

Mortality and expense risk and administrative charges	—	(397)	(38)	(8,370)	(1,992)

Net investment income (loss)	—	2,668	13	29,199	(680)

Net realized gain (loss)	—	63	8	4,466	870

Capital gain distribution from mutual funds	—	—	—	73,162	3,203

Change in unrealized appreciation (depreciation) of investments	—	(1,602)	(78)	18,808	(22,051)

Increase (decrease) in net assets from operations	—	1,129	(57)	125,635	(18,658)

From contract transactions:

Payments received from contract owners	—	—	—	33,306	—

Payments for contract benefits or terminations	—	(1,986)	(797)	(73,532)	(153)

Transfers between sub-accounts (including fixed account), net	—	—	(2)	—	(1)

Contract maintenance charges	—	(41)	(5)	(281)	(217)

Increase (decrease) in net assets from contract transactions	—	(2,027)	(804)	(40,507)	(371)

Increase (decrease) in net assets	—	(898)	(861)	85,128	(19,029)

Net assets at beginning of period	—	32,024	3,533	608,459	142,711

Net assets at end of period	$—	$31,126	$2,672	$693,587	$123,682

Beginning units	—	580	120	5,955	3,783

Units issued	—	—	—	575	—

Units redeemed	—	(36)	(27)	(915)	(10)

Ending units	—	544	93	5,615	3,773

  The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VanEck VIP Global Resources Fund Initial Class	Vanguard 500 Index Fund Admiral Shares	Vanguard Dividend Growth Fund Investor Shares	Vanguard Federal Money Market Fund Investor Shares	Vanguard GNMA Fund Investor Shares

For the Year Ended December 31, 2022

From operations:

Dividends	$587	$325	$13,139	$6,816	$981

Mortality and expense risk and administrative charges	(488)	(159)	(4,347)	(2,960)	(230)

Net investment income (loss)	99	166	8,792	3,856	751

Net realized gain (loss)	(692)	4,089	120,218	—	(1,182)

Capital gain distribution from mutual funds	—	—	32,974	—	—

Change in unrealized appreciation (depreciation) of investments	2,542	(8,958)	(214,524)	—	(5,103)

Increase (decrease) in net assets from operations	1,949	(4,703)	(52,540)	3,856	(5,534)

From contract transactions:

Payments for contract benefits or terminations	(3,885)	(2,968)	(99,719)	(45,843)	(4,889)

Transfers between sub-accounts (including fixed account), net	(37)	8	18,064	(285,963)	364

Contract maintenance charges	(83)	—	—	—	—

Adjustments to net assets allocated to contracts in payout period	—	2,454	55,586	(74,970)	1,912

Increase (decrease) in net assets from contract transactions	(4,005)	(506)	(26,069)	(406,776)	(2,613)

Increase (decrease) in net assets	(2,056)	(5,209)	(78,609)	(402,920)	(8,147)

Net assets at beginning of period	33,321	25,392	909,945	764,171	49,588

Net assets at end of period	$31,265	$20,183	$831,336	$361,251	$41,441

Beginning units	1,309	489	15,100	74,645	2,788

Units issued	—	33	356	—	149

Units redeemed	(160)	(66)	(2,491)	(38,875)	(300)

Ending units	1,149	456	12,965	35,770	2,637

For the Year Ended December 31, 2021

From operations:

Dividends	$143	$297	$13,433	$86	$383

Mortality and expense risk and administrative charges	(464)	(163)	(4,279)	(4,350)	(266)

Net investment income (loss)	(321)	134	9,154	(4,264)	117

Net realized gain (loss)	(269)	2,636	137,202	—	(196)

Capital gain distribution from mutual funds	—	—	37,188	—	—

Change in unrealized appreciation (depreciation) of investments	5,610	2,554	9,398	—	(769)

Increase (decrease) in net assets from operations	5,020	5,324	192,942	(4,264)	(848)

From contract transactions:

Payments for contract benefits or terminations	(831)	(3,297)	(92,283)	(62,367)	(4,909)

Transfers between sub-accounts (including fixed account), net	1	12	15,550	(47,446)	6,794

Contract maintenance charges	(79)	—	—	—	—

Adjustments to net assets allocated to contracts in payout period	—	3,913	19,129	(7,094)	(4,445)

Increase (decrease) in net assets from contract transactions	(909)	628	(57,604)	(116,907)	(2,560)

Increase (decrease) in net assets	4,111	5,952	135,338	(121,171)	(3,408)

Net assets at beginning of period	29,210	19,440	774,607	885,342	52,996

Net assets at end of period	$33,321	$25,392	$909,945	$764,171	$49,588

Beginning units	1,346	483	13,997	86,042	2,936

Units issued	—	76	3,281	—	383

Units redeemed	(37)	(70)	(2,178)	(11,397)	(531)

Ending units	1,309	489	15,100	74,645	2,788

  The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard Health Care Fund Investor Shares	Vanguard Inflation- Protected Securities Fund Investor Shares	Vanguard International Growth Fund Investor Shares	Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard LifeStrategy Growth Fund Investor Shares

For the Year Ended December 31, 2022

From operations:

Dividends	$111	$26,080	$110	$4,200	$11,242

Mortality and expense risk and administrative charges	(121)	(1,498)	(72)	(1,188)	(3,028)

Net investment income (loss)	(10)	24,582	38	3,012	8,214

Net realized gain (loss)	(2,613)	(12,709)	839	3,080	58,111

Capital gain distribution from mutual funds	1,750	—	443	1,479	622

Change in unrealized appreciation (depreciation) of investments	864	(59,780)	(5,192)	(47,031)	(185,268)

Increase (decrease) in net assets from operations	(9)	(47,907)	(3,872)	(39,460)	(118,321)

From contract transactions:

Payments for contract benefits or terminations	(4,371)	(26,340)	(985)	(24,012)	(60,238)

Transfers between sub-accounts (including fixed account), net	19	261,159	1	16	(1,175)

Adjustments to net assets allocated to contracts in payout period	(7,880)	50,843	904	12,717	137,152

Increase (decrease) in net assets from contract transactions	(12,232)	285,662	(80)	(11,279)	75,739

Increase (decrease) in net assets	(12,241)	237,755	(3,952)	(50,739)	(42,582)

Net assets at beginning of period	25,425	208,402	12,118	258,188	602,656

Net assets at end of period	$13,184	$446,157	$8,166	$207,449	$560,074

Beginning units	379	11,445	223	9,634	15,728

Units issued	—	15,382	16	283	2,213

Units redeemed	(207)	(2,023)	(25)	(1,023)	(1,847)

Ending units	172	24,804	214	8,894	16,094

For the Year Ended December 31, 2021

From operations:

Dividends	$235	$12,560	$94	$4,953	$11,840

Mortality and expense risk and administrative charges	(160)	(1,291)	(72)	(1,343)	(3,353)

Net investment income (loss)	75	11,269	22	3,610	8,487

Net realized gain (loss)	3,599	17,589	1,221	9,936	138,142

Capital gain distribution from mutual funds	2,026	9	1,310	5,560	10,113

Change in unrealized appreciation (depreciation) of investments	(1,558)	(17,402)	(2,911)	(5,260)	(68,689)

Increase (decrease) in net assets from operations	4,142	11,465	(358)	13,846	88,053

From contract transactions:

Payments for contract benefits or terminations	(5,128)	(22,379)	(1,504)	(27,896)	(72,473)

Transfers between sub-accounts (including fixed account), net	6	6,999	2	4	248

Adjustments to net assets allocated to contracts in payout period	(7,751)	(65,030)	5,664	19,422	(54,917)

Increase (decrease) in net assets from contract transactions	(12,873)	(80,410)	4,162	(8,470)	(127,142)

Increase (decrease) in net assets	(8,731)	(68,945)	3,804	5,376	(39,089)

Net assets at beginning of period	34,156	277,347	8,314	252,812	641,745

Net assets at end of period	$25,425	$208,402	$12,118	$258,188	$602,656

Beginning units	536	13,651	158	9,749	18,647

Units issued	—	479	92	941	15

Units redeemed	(157)	(2,685)	(27)	(1,056)	(2,934)

Ending units	379	11,445	223	9,634	15,728
  The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard LifeStrategy Income Fund Investor Shares	Vanguard LifeStrategy Moderate Growth Fund Investor Shares	Vanguard Small- Cap Growth Index Fund Admiral Shares	Vanguard Small- Cap Value Index Fund Admiral Shares	Vanguard Total International Stock Index Fund Admiral Shares

For the Year Ended December 31, 2022

From operations:

Dividends	$8,716	$38,930	$10	$—	$2,285

Mortality and expense risk and administrative charges	(2,526)	(9,708)	(15)	—	(439)

Net investment income (loss)	6,190	29,222	(5)	—	1,846

Net realized gain (loss)	(7,135)	(213,960)	364	—	(6,663)

Capital gain distribution from mutual funds	—	9,978	—	—	—

Change in unrealized appreciation (depreciation) of investments	(77,290)	(191,552)	(1,085)	—	(11,661)

Increase (decrease) in net assets from operations	(78,235)	(366,312)	(726)	—	(16,478)

From contract transactions:

Payments for contract benefits or terminations	(46,646)	(237,586)	(303)	—	(1,537)

Transfers between sub-accounts (including fixed account), net	(788)	(16,374)	(5)	—	(8)

Adjustments to net assets allocated to contracts in payout period	(707)	1,107,950	300	—	(8,596)

Increase (decrease) in net assets from contract transactions	(48,141)	853,990	(8)	—	(10,141)

Increase (decrease) in net assets	(126,376)	487,678	(734)	—	(26,619)

Net assets at beginning of period	560,621	1,488,437	2,523	—	96,503

Net assets at end of period	$434,245	$1,976,115	$1,789	$—	$69,884

Beginning units	26,725	44,751	39	—	3,169

Units issued	85	27,399	4	—	—

Units redeemed	(4,974)	(8,732)	(6)	—	(419)

Ending units	21,836	63,418	37	—	2,750

For the Year Ended December 31, 2021

From operations:

Dividends	$11,148	$35,318	$8	$—	$3,123

Mortality and expense risk and administrative charges	(2,744)	(11,622)	(16)	(2)	(546)

Net investment income (loss)	8,404	23,696	(8)	(2)	2,577

Net realized gain (loss)	18,584	460,818	545	3,198	10,182

Capital gain distribution from mutual funds	10,654	28,566	—	—	—

Change in unrealized appreciation (depreciation) of investments	(31,712)	(300,312)	(434)	(2,719)	(4,648)

Increase (decrease) in net assets from operations	5,930	212,768	103	477	8,111

From contract transactions:

Payments for contract benefits or terminations	(49,580)	(293,593)	(422)	—	(2,360)

Transfers between sub-accounts (including fixed account), net	95,299	(1)	5	(6,987)	1

Adjustments to net assets allocated to contracts in payout period	(382)	(919,791)	871	—	(12,497)

Increase (decrease) in net assets from contract transactions	45,337	(1,213,385)	454	(6,987)	(14,856)

Increase (decrease) in net assets	51,267	(1,000,617)	557	(6,510)	(6,745)

Net assets at beginning of period	509,354	2,489,054	1,966	6,510	103,248

Net assets at end of period	$560,621	$1,488,437	$2,523	$—	$96,503

Beginning units	23,207	80,901	37	179	3,472

Units issued	5,878	—	8	434	—

Units redeemed	(2,360)	(36,150)	(6)	(613)	(303)

Ending units	26,725	44,751	39	—	3,169

  The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard U.S. Growth Fund Investor Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Capital Growth Portfolio	Vanguard VIF Diversified Value Portfolio	Vanguard VIF Equity Income Portfolio

For the Year Ended December 31, 2022

From operations:

Dividends	$23	$110,199	$10,004	$6,995	$35,169

Mortality and expense risk and administrative charges	(59)	(29,309)	(5,807)	(3,255)	(7,644)

Net investment income (loss)	(36)	80,890	4,197	3,740	27,525

Net realized gain (loss)	633	17,631	135,815	41,806	89,121

Capital gain distribution from mutual funds	—	552,004	108,099	55,337	149,520

Change in unrealized appreciation (depreciation) of investments	(4,900)	(1,636,137)	(460,497)	(181,773)	(289,336)

Increase (decrease) in net assets from operations	(4,303)	(985,612)	(212,386)	(80,890)	(23,170)

From contract transactions:

Payments for contract benefits or terminations	(1,093)	(553,956)	(137,215)	(73,744)	(164,019)

Transfers between sub-accounts (including fixed account), net	2	(21,674)	(2,147)	(27,493)	(114,226)

Adjustments to net assets allocated to contracts in payout period	1,278	106,986	100,505	68,121	(14,401)

Increase (decrease) in net assets from contract transactions	187	(468,644)	(38,857)	(33,116)	(292,646)

Increase (decrease) in net assets	(4,116)	(1,454,256)	(251,243)	(114,006)	(315,816)

Net assets at beginning of period	10,604	6,616,912	1,309,299	706,139	1,708,813

Net assets at end of period	$6,488	$5,162,656	$1,058,056	$592,133	$1,392,997

Beginning units	174	142,894	16,518	14,030	33,062

Units issued	32	757	607	928	356

Units redeemed	(27)	(19,029)	(2,010)	(2,540)	(7,531)

Ending units	179	124,622	15,115	12,418	25,887

For the Year Ended December 31, 2021

From operations:

Dividends	$—	$121,071	$13,939	$9,027	$35,595

Mortality and expense risk and administrative charges	(57)	(32,910)	(7,144)	(3,995)	(9,035)

Net investment income (loss)	(57)	88,161	6,795	5,032	26,560

Net realized gain (loss)	1,236	169,960	219,758	(14,140)	112,375

Capital gain distribution from mutual funds	1,186	335,987	97,412	12,414	32,868

Change in unrealized appreciation (depreciation) of investments	(1,667)	490,439	(68,499)	190,167	209,238

Increase (decrease) in net assets from operations	698	1,084,547	255,466	193,473	381,041

From contract transactions:

Payments for contract benefits or terminations	(1,630)	(656,860)	(164,798)	(84,691)	(187,929)

Transfers between sub-accounts (including fixed account), net	(2)	11,622	(629)	(31,986)	(51,839)

Adjustments to net assets allocated to contracts in payout period	5,270	(8,019)	(66,000)	(84,663)	(87,461)

Increase (decrease) in net assets from contract transactions	3,638	(653,257)	(231,427)	(201,340)	(327,229)

Increase (decrease) in net assets	4,336	431,290	24,039	(7,867)	53,812

Net assets at beginning of period	6,268	6,185,622	1,285,260	714,006	1,655,001

Net assets at end of period	$10,604	$6,616,912	$1,309,299	$706,139	$1,708,813

Beginning units	118	155,157	19,022	17,797	38,135

Units issued	84	10,378	25	243	1,282

Units redeemed	(28)	(22,641)	(2,529)	(4,010)	(6,355)

Ending units	174	142,894	16,518	14,030	33,062

  The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Equity Index Portfolio	Vanguard VIF Growth Portfolio	Vanguard VIF High Yield Bond Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid- Cap Index Portfolio

For the Year Ended December 31, 2022

From operations:

Dividends	$11,012	$—	$21,550	$54,688	$14,220

Mortality and expense risk and administrative charges	(4,424)	(2,587)	(2,016)	(19,306)	(6,897)

Net investment income (loss)	6,588	(2,587)	19,534	35,382	7,323

Net realized gain (loss)	151,696	(60,922)	(11,416)	(901,341)	53,169

Capital gain distribution from mutual funds	36,822	163,001	—	810,717	134,897

Change in unrealized appreciation (depreciation) of investments	(377,568)	(319,665)	(52,125)	(1,326,152)	(486,896)

Increase (decrease) in net assets from operations	(182,462)	(220,173)	(44,007)	(1,381,394)	(291,507)

From contract transactions:

Payments for contract benefits or terminations	(92,624)	(56,770)	(45,143)	(317,963)	(137,057)

Transfers between sub-accounts (including fixed account), net	(1,226)	7,550	(387)	185,509	(2,729)

Adjustments to net assets allocated to contracts in payout period	38,664	51,719	21,496	199,098	58,173

Increase (decrease) in net assets from contract transactions	(55,186)	2,499	(24,034)	66,644	(81,613)

Increase (decrease) in net assets	(237,648)	(217,674)	(68,041)	(1,314,750)	(373,120)

Net assets at beginning of period	1,018,830	653,555	424,046	4,377,596	1,582,134

Net assets at end of period	$781,182	$435,881	$356,005	$3,062,846	$1,209,014

Beginning units	17,528	9,359	15,952	74,495	23,771

Units issued	4	558	4	6,232	1,803

Units redeemed	(2,082)	(1,078)	(1,861)	(9,476)	(3,696)

Ending units	15,450	8,839	14,095	71,251	21,878

For the Year Ended December 31, 2021

From operations:

Dividends	$12,070	$158	$25,206	$11,878	$17,983

Mortality and expense risk and administrative charges	(4,851)	(2,557)	(2,884)	(22,126)	(8,139)

Net investment income (loss)	7,219	(2,399)	22,322	(10,248)	9,844

Net realized gain (loss)	112,549	50,603	(7,836)	445,392	85,048

Capital gain distribution from mutual funds	36,061	41,597	—	298,668	107,320

Change in unrealized appreciation (depreciation) of investments	75,696	(15,677)	1,983	(821,402)	121,839

Increase (decrease) in net assets from operations	231,525	74,124	16,469	(87,590)	324,051

From contract transactions:

Payments for contract benefits or terminations	(119,812)	(66,430)	(62,255)	(456,884)	(170,391)

Transfers between sub-accounts (including fixed account), net	(1,251)	71,815	(85,122)	125,385	(71,750)

Adjustments to net assets allocated to contracts in payout period	27,782	167,511	(33,525)	736,584	49,996

Increase (decrease) in net assets from contract transactions	(93,281)	172,896	(180,902)	405,085	(192,145)

Increase (decrease) in net assets	138,244	247,020	(164,433)	317,495	131,906

Net assets at beginning of period	880,586	406,535	588,479	4,060,101	1,450,228

Net assets at end of period	$1,018,830	$653,555	$424,046	$4,377,596	$1,582,134

Beginning units	18,546	6,466	21,443	65,273	26,422

Units issued	2,543	3,893	15	19,940	2,078

Units redeemed	(3,561)	(1,000)	(5,506)	(10,718)	(4,729)

Ending units	17,528	9,359	15,952	74,495	23,771

  The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio	Vanguard VIF Small Company Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio

For the Year Ended December 31, 2022

From operations:

Dividends	$16,138	$6,040	$1,614	$13,748	$51,411

Mortality and expense risk and administrative charges	(4,293)	(1,773)	(3,115)	(2,816)	(19,846)

Net investment income (loss)	11,845	4,267	(1,501)	10,932	31,565

Net realized gain (loss)	33,719	(7,941)	(73,864)	(72,592)	543,269

Capital gain distribution from mutual funds	36,451	2,883	173,041	4,878	275,390

Change in unrealized appreciation (depreciation) of investments	(345,010)	(23,330)	(284,397)	(38,644)	(1,700,026)

Increase (decrease) in net assets from operations	(262,995)	(24,121)	(186,721)	(95,426)	(849,802)

From contract transactions:

Payments for contract benefits or terminations	(103,348)	(28,388)	(76,315)	(57,212)	(358,022)

Transfers between sub-accounts (including fixed account), net	5,140	(24,126)	1,424	3,223	(1,365)

Adjustments to net assets allocated to contracts in payout period	141,823	(6,556)	75,093	(125,227)	115,989

Increase (decrease) in net assets from contract transactions	43,615	(59,070)	202	(179,216)	(243,398)

Increase (decrease) in net assets	(219,380)	(83,191)	(186,519)	(274,642)	(1,093,200)

Net assets at beginning of period	986,804	384,936	733,584	720,848	4,577,459

Net assets at end of period	$767,424	$301,745	$547,065	$446,206	$3,484,259

Beginning units	19,457	24,075	12,138	40,042	78,308

Units issued	1,022	2,094	920	1,195	1,167

Units redeemed	(2,348)	(6,160)	(1,578)	(13,774)	(10,720)

Ending units	18,131	20,009	11,480	27,463	68,755

For the Year Ended December 31, 2021

From operations:

Dividends	$23,650	$8,368	$2,810	$16,951	$57,564

Mortality and expense risk and administrative charges	(5,374)	(2,097)	(3,811)	(4,133)	(23,470)

Net investment income (loss)	18,276	6,271	(1,001)	12,818	34,094

Net realized gain (loss)	41,067	1,931	24,315	15,746	382,674

Capital gain distribution from mutual funds	31,294	2,055	35,956	6,797	247,014

Change in unrealized appreciation (depreciation) of investments	267,603	(14,329)	33,582	(55,073)	330,871

Increase (decrease) in net assets from operations	358,240	(4,072)	92,852	(19,712)	994,653

From contract transactions:

Payments for contract benefits or terminations	(115,024)	(34,972)	(103,729)	(84,315)	(438,057)

Transfers between sub-accounts (including fixed account), net	(52,821)	31,904	654	28,609	(62,795)

Adjustments to net assets allocated to contracts in payout period	(202,326)	(948)	58,987	(52,702)	(130,934)

Increase (decrease) in net assets from contract transactions	(370,171)	(4,016)	(44,088)	(108,408)	(631,786)

Increase (decrease) in net assets	(11,931)	(8,088)	48,764	(128,120)	362,867

Net assets at beginning of period	998,735	393,024	684,820	848,968	4,214,592

Net assets at end of period	$986,804	$384,936	$733,584	$720,848	$4,577,459

Beginning units	24,584	24,167	12,911	43,607	84,773

Units issued	81	2,660	1,499	1,941	2,680

Units redeemed	(5,208)	(2,752)	(2,272)	(5,506)	(9,145)

Ending units	19,457	24,075	12,138	40,042	78,308

  The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account I (“the Separate Account”) is a segregated investment account established by American General Life Insurance Company (“AGL”) to receive and invest premium payments from variable annuity contracts issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company, a wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). On September 19, 2022, Corebridge completed an initial public offering (the “IPO”) in which American International Group, Inc. (“AIG Parent”) sold 80,000,000 shares of Corebridge Parent common stock to the public. As of December 31, 2022, AIG owns 77.7% of the outstanding common stock of Corebridge Parent. AIG Parent is a publicly traded entity, listed on the New York Stock Exchange (NYSE:AIG). The term “AIG” means AIG Parent and its consolidated subsidiaries, unless the context refers to AIG Parent only.

The Separate Account includes the following products, which are no longer available for sale:

Gallery	Paradigm
Group Immediate Variable Annuity (“GIVA”)	Profile
Individual Immediate Variable Annuity (“IVA”)	Trilogy
Ovation	Vanguard Lifetime Income Program Group
Ovation Advisor	and Variable Annuity (“Vanguard SPIA”)
Ovation Plus	Variable Annuity

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/ corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2022 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

AB Variable Products Series Fund, Inc. (AB VPS)
AB VPS Balanced Hedged Allocation Portfolio Class A(c)	AB VPS Large Cap Growth Portfolio Class B
AB VPS Growth and Income Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A
AB VPS Growth and Income Portfolio Class B	AB VPS Small/Mid Cap Value Portfolio Class A
AB VPS Intermediate Bond Portfolio Class A(g)	AB VPS Sustainable Global Thematic Growth Portfolio Class A(e)
AB VPS Intermediate Bond Portfolio Class B(g)	AB VPS Sustainable Global Thematic Growth Portfolio Class B(e)
AB VPS International Value Portfolio Class A	AB VPS Sustainable International Thematic Portfolio Class A(d)
AB VPS Large Cap Growth Portfolio Class A

BlackRock Variable Series Funds II, Inc. (BlackRock)
BlackRock II High Yield V.I. Fund Class I	BlackRock II Total Return V.I. Fund Class I

BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock Advantage Large Cap Core V.I. Fund Class I	BlackRock Global Allocation V.I. Fund Class I
BlackRock Advantage SMID Cap V.I. Fund Class I	BlackRock Government Money Market V.I. Fund Class I
BlackRock Basic Value V.I. Fund Class I	BlackRock International V.I. Fund Class I
BlackRock Equity Dividend V.I. Fund Class I	BlackRock Large Cap Focus Growth V.I. Fund Class I

BNY Mellon Stock Index Fund Inc.
BNY Mellon Stock Index Fund, Inc. Initial Shares

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class

21

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

Invesco V.I. American Franchise Fund Series I
Invesco V.I. American Franchise Fund Series I	Invesco V.I. EQV International Equity Fund Series 1(f)

Lincoln Variable Insurance Products Trust (LVIP)
LVIP BlackRock Advantage Allocation Fund Standard Class (b)	LVIP Delaware Limited-Term Diversified Income Fund Standard Class
LVIP BlackRock Global Allocation Fund Standard Class(b)	LVIP Delaware SMID Cap Core Fund Standard Class(a)
LVIP Delaware High Yield Fund Standard Class	LVIP Delaware Value Fund Standard Class

VanEck VIP Trust (VanEck VIP)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class

The Vanguard Group, Inc. (Vanguard)
Vanguard 500 Index Fund Admiral Shares	Vanguard LifeStrategy Income Fund Investor Shares
Vanguard Dividend Growth Fund Investor Shares	Vanguard LifeStrategy Moderate Growth Fund Investor Shares
Vanguard Federal Money Market Fund Investor Shares	Vanguard Small-Cap Growth Index Fund Admiral Shares
Vanguard GNMA Fund Investor Shares	Vanguard Small-Cap Value Index Fund Admiral Shares(a)
Vanguard Health Care Fund Investor Shares	Vanguard Total Bond Market Index Fund Admiral Shares(a)
Vanguard Inflation-Protected Securities Fund Investor Shares	Vanguard Total International Stock Index Fund Admiral Shares
Vanguard International Growth Fund Investor Shares	Vanguard U.S. Growth Fund Investor Shares
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard Wellington Fund Investor Shares(a)
Vanguard LifeStrategy Growth Fund Investor Shares	Vanguard Windsor Fund Investor Shares(a)

Vanguard Variable Insurance Fund (Vanguard VIF)
Vanguard VIF Balanced Portfolio	Vanguard VIF International Portfolio
Vanguard VIF Capital Growth Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Conservative Allocation Portfolio(a)	Vanguard VIF Moderate Allocation Portfolio(a)
Vanguard VIF Diversified Value Portfolio	Vanguard VIF Real Estate Index Portfolio
Vanguard VIF Equity Income Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard VIF Equity Index Portfolio	Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Stock Market Index Portfolio

(a)	Fund had no activity during the current year.
(b)

The LVIP BlackRock Advantage Allocation Fund, in operation for the period January 1, 2021 to December 31, 2021 and January 1, 2022 to June 10, 2022 (cessation of operations), merged into the LVIP BlackRock Global Allocation Fund, in operation for the period June 10, 2022 (commencement of operations) to December 31, 2022.

(c)	Formerly AB VPS Balanced Wealth Strategy Portfolio.
(d)	Formerly AB VPS International Growth Portfolio.
(e)	Formerly AB VPS Formerly AB VPS Global Thematic Growth Portfolio.
(f)	Formerly Invesco V.I. International Growth Fund..
(g)	For the period January 1, 2021 to December 31, 2021 and January 1, 2022 to March 03, 2022 (cessation of operations).

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

22

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

We are continually assessing the impact on our business, operations and investments and separate account assets of COVID-19 and the resulting ongoing economic and societal disruption. These impacts initially included a global economic contraction, disruptions in financial markets, increased market volatility and declines in certain equity and other asset prices that had negative effects on our investments, our access to liquidity, our ability to generate new sales and the costs associated with claims. Further, significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally. We cannot predict what form future legal and regulatory responses to concerns about COVID-19 and related public health issues will take, or how such responses will impact our business.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of between 3.00 percent and 5.00 percent is used in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AGL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

•

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

23

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

•

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2022 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2022, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges Maximum Annual Rate
Gallery	1.40%
GIVA	1.25%
IVA	1.25%
Ovation	1.40%
Ovation Advisor	1.40%
Ovation Plus	1.40%
Paradigm	1.40%
Profile	1.40%
Trilogy	1.40%
Vanguard SPIA	0.52%
Variable Annuity	1.25%

Annual Administrative Charge: An annual administrative expense charge may be assessed against each contract on its anniversary date. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

An annual administrative expense charge of $30 may be assessed against each contract. For Ovation, Ovation Advisor, Paradigm, Profile, and Trilogy products, if the contract value equals or exceeds $50,000 the administrative

24

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

expense charge may be waived. Contracts under the Ovation Plus, Vanguard SPIA, and GIVA products are not subject to the annual administrative expense charge.

Distribution Charge: Daily charges for distribution expense are assessed on contracts issued under certain product and are equivalent to certain percentage of the value of the contracts. This covers all expenses associated with the distribution of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

An annual distribution charge of 0.20 percent of the value of the contracts is assessed against all contracts issued under the Ovation Plus product.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The maximum withdrawal charge is 6 percent of the contract value subject to a maximum charge of 8.50 percent of premiums paid for single premium contracts and a maximum charge of 6 percent of premiums paid for flexible premium contracts. The partial withdrawal charge is the lesser of 2 percent of the amount withdrawn or $25. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subject to withdrawal charges.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $10 is assessed on each transfer in excess of 12 transfers during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products.

Accidental Death Benefit Charge: Daily charges for the accidental death benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

An annual charge of 0.05 percent of the value of the contracts is assessed against all contracts that have elected this option.

Death Benefit Rider Charges: Daily charges for the death benefit rider option are assessed on all contracts that have elected this option and are equivalent to an annual rate applied on the value of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Plan	Death Benefit Rider Annual Charges
Annual Ratchet Plan	0.10% of the contract value
Equity Assurance Plan	0.20% of the contract value(a)
Estate Benefit Payment	0.20% of the contract value

(a)	For Ovation, Ovation Advisor, Ovation Plus, Paradigm, Profile, and Trilogy products this is the annual charge for Ages 60 and over. The annual charge for Ages 0-59 is 0.07%.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, AGL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

25

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
AB VPS Balanced Hedged Allocation Portfolio Class A	$3,288,033	$2,760,546
AB VPS Growth and Income Portfolio Class A	6,702,112	4,104,712
AB VPS Growth and Income Portfolio Class B	6,824,371	4,669,179
AB VPS Intermediate Bond Portfolio Class A	129,258	20,401,984
AB VPS Intermediate Bond Portfolio Class B	0	200,979
AB VPS International Value Portfolio Class A	243,430	501,583
AB VPS Large Cap Growth Portfolio Class A	5,645,264	8,116,673
AB VPS Large Cap Growth Portfolio Class B	5,994,670	4,305,819
AB VPS Small Cap Growth Portfolio Class A	4,248,377	3,090,937
AB VPS Small/Mid Cap Value Portfolio Class A	1,941,631	1,376,202
AB VPS Sustainable Global Thematic Growth Portfolio Class A	928,275	967,318
AB VPS Sustainable Global Thematic Growth Portfolio Class B	489,924	480,512
AB VPS Sustainable International Thematic Portfolio Class A	1,708,383	1,255,834
BlackRock II High Yield V.I. Fund Class I	2,619	2,518
BlackRock II Total Return V.I. Fund Class I	9,868	9,448
BlackRock Advantage Large Cap Core V.I. Fund Class I	27,938	94,196
BlackRock Advantage SMID Cap V.I. Fund Class I	160,751	217,928
BlackRock Basic Value V.I. Fund Class I	101,011	110,752
BlackRock Equity Dividend V.I. Fund Class I	71,558	23,754
BlackRock Global Allocation V.I. Fund Class I	13,433	120,803
BlackRock Government Money Market V.I. Fund Class I	699,655	249,352
BlackRock International V.I. Fund Class I	11,774	80,181
BlackRock Large Cap Focus Growth V.I. Fund Class I	18,637	83,069
BNY Mellon Stock Index Fund, Inc. Initial Shares	149,796	186,426
Fidelity VIP Asset Manager Portfolio Initial Class	33,080	76,171
Fidelity VIP Contrafund Portfolio Initial Class	48,199	74,097
Fidelity VIP Government Money Market Portfolio Initial Class	15,873,014	4,100,748
Fidelity VIP Government Money Market Portfolio Service Class 2	4,461,625	1,543,705
Fidelity VIP Growth Portfolio Initial Class	112,563	160,482
Fidelity VIP High Income Portfolio Initial Class	3,570	22,208
Fidelity VIP Investment Grade Bond Portfolio Initial Class	43,119	15,804
Fidelity VIP Overseas Portfolio Initial Class	1,874	1,099
Invesco V.I. American Franchise Fund Series I	38,943	25,054
Invesco V.I. EQV International Equity Fund Series 1	10,083	14,857
LVIP BlackRock Advantage Allocation Fund Standard Class	7,251	149,074
LVIP BlackRock Global Allocation Fund Standard Class	151,855	8,098
LVIP Delaware High Yield Fund Standard Class	1,665	2,188
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	46	755
LVIP Delaware Value Fund Standard Class	56,499	47,045
VanEck VIP Emerging Markets Fund Initial Class	16,380	18,509
VanEck VIP Global Resources Fund Initial Class	587	4,494
Vanguard 500 Index Fund Admiral Shares	6,924	8,353
Vanguard Dividend Growth Fund Investor Shares	309,365	397,768
Vanguard Federal Money Market Fund Investor Shares	83,315	477,301
Vanguard GNMA Fund Investor Shares	7,996	9,653
Vanguard Health Care Fund Investor Shares	44,421	57,479
Vanguard Inflation-Protected Securities Fund Investor Shares	457,839	178,247
Vanguard International Growth Fund Investor Shares	3,177	2,936
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	30,655	43,874
Vanguard LifeStrategy Growth Fund Investor Shares	444,199	413,709
Vanguard LifeStrategy Income Fund Investor Shares	100,417	192,002
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	3,971,484	3,290,814
Vanguard Small-Cap Growth Index Fund Admiral Shares	589	678
Vanguard Total International Stock Index Fund Admiral Shares	44,502	54,337
Vanguard U.S. Growth Fund Investor Shares	2,884	2,549
Vanguard VIF Balanced Portfolio	1,210,280	1,317,660
Vanguard VIF Capital Growth Portfolio	535,562	520,023
Vanguard VIF Diversified Value Portfolio	271,537	291,468
Vanguard VIF Equity Income Portfolio	462,405	657,833

26

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
Vanguard VIF Equity Index Portfolio	$332,189	$403,460
Vanguard VIF Growth Portfolio	371,522	236,948
Vanguard VIF High Yield Bond Portfolio	135,251	160,557
Vanguard VIF International Portfolio	3,944,419	3,197,951
Vanguard VIF Mid-Cap Index Portfolio	628,558	606,414
Vanguard VIF Real Estate Index Portfolio	251,935	278,826
Vanguard VIF Short-Term Investment-Grade Portfolio	90,367	144,271
Vanguard VIF Small Company Growth Portfolio	410,804	273,993
Vanguard VIF Total Bond Market Index Portfolio	347,545	537,875
Vanguard VIF Total Stock Market Index Portfolio	1,623,539	1,891,182

27

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2022, follows:

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	819,049	17.57	17.70	14,493,309	3.19	1.40	1.45	-20.15	-20.11

AB VPS Growth and Income Portfolio Class A	242,006	115.17	116.65	27,871,057	1.38	1.40	1.45	-5.57	-5.52

AB VPS Growth and Income Portfolio Class B	306,469	108.62	110.01	33,692,819	1.06	1.40	1.45	-5.79	-5.75

AB VPS Intermediate Bond Portfolio Class A	—	22.99	23.27	—	0.00	1.40	1.45	-4.28	-4.27

AB VPS Intermediate Bond Portfolio Class B	—		22.00	—	0.00		1.40		-4.32

AB VPS International Value Portfolio Class A	169,842	16.57	16.75	2,842,947	4.17	1.40	1.45	-14.85	-14.81

AB VPS Large Cap Growth Portfolio Class A	341,667	111.62	113.05	37,991,576	0.00	1.40	1.45	-29.54	-29.50

AB VPS Large Cap Growth Portfolio Class B	232,178	105.44	106.79	24,769,231	0.00	1.40	1.45	-29.71	-29.68

AB VPS Small Cap Growth Portfolio Class A	181,805	43.34	43.90	7,969,546	0.00	1.40	1.45	-39.97	-39.94

AB VPS Small/Mid Cap Value Portfolio Class A	188,888	49.79	50.33	9,500,031	1.05	1.40	1.45	-16.84	-16.80

AB VPS Sustainable Global Thematic Growth Portfolio Class A	189,822	35.91	36.37	6,890,736	0.00	1.40	1.45	-28.03	-28.00

AB VPS Sustainable Global Thematic Growth Portfolio Class B	105,799	33.97	34.41	3,633,182	0.00	1.40	1.45	-28.22	-28.18

AB VPS Sustainable International Thematic Portfolio Class A	197,901	39.43	39.93	7,895,001	0.00	1.40	1.45	-28.65	-28.62

BlackRock II High Yield V.I. Fund Class I	1,766		25.36	44,774	5.87		1.40		-11.58

BlackRock II Total Return V.I. Fund Class I	24,522		17.07	418,626	2.43		1.40		-15.25

BlackRock Advantage Large Cap Core V.I. Fund Class I	21,931	46.57	47.16	1,033,608	0.89	1.40	1.45	-21.14	-21.10

BlackRock Advantage SMID Cap V.I. Fund Class I	10,680	56.67	57.39	612,347	0.83	1.40	1.45	-17.68	-17.64

BlackRock Basic Value V.I. Fund Class I	19,856	43.14	43.69	865,318	1.38	1.40	1.45	-6.29	-6.24

BlackRock Equity Dividend V.I. Fund Class I	4,616		53.88	248,714	1.67		1.40		-5.18

BlackRock Global Allocation V.I. Fund Class I	32,113	30.23	30.62	982,780	0.00	1.40	1.45	-17.07	-17.03

BlackRock Government Money Market V.I. Fund Class I	56,554	10.77	10.91	616,474	2.26	1.40	1.45	-0.05	0.00

BlackRock International V.I. Fund Class I	13,024	20.57	20.82	271,090	0.66	1.40	1.45	-25.70	-25.67

BlackRock Large Cap Focus Growth V.I. Fund Class I	9,116		30.44	277,456	0.00		1.40		-38.97

BNY Mellon Stock Index Fund, Inc. Initial Shares	20,879		63.90	1,334,088	1.24		1.40		-19.45

Fidelity VIP Asset Manager Portfolio Initial Class	9,725		32.14	312,534	1.81		1.40		-16.12

Fidelity VIP Contrafund Portfolio Initial Class	13,454	59.16	59.91	805,923	0.46	1.40	1.45	-27.37	-27.34

Fidelity VIP Government Money Market Portfolio Initial Class	1,508,209	9.13	10.26	13,954,793	2.57	0.52	1.45	-0.02	0.91

Fidelity VIP Government Money Market Portfolio Service Class 2	910,782	9.01	9.06	8,247,338	1.55	1.40	1.45	-0.19	-0.14

Fidelity VIP Growth Portfolio Initial Class	16,940	68.95	69.83	1,182,825	0.58	1.40	1.45	-25.54	-25.51

Fidelity VIP High Income Portfolio Initial Class	2,759		20.92	57,726	4.85		1.40		-12.60

Fidelity VIP Investment Grade Bond Portfolio Initial Class	24,428		22.26	543,657	2.19		1.40		-14.17

Fidelity VIP Overseas Portfolio Initial Class	2,870		25.78	73,980	0.97		1.40		-25.53

Invesco V.I. American Franchise Fund Series I	4,928	25.13	25.27	124,509	0.00	1.40	1.45	-32.10	-32.07

Invesco V.I. EQV International Equity Fund Series 1	2,819	25.03	25.35	71,439	1.54	1.40	1.45	-19.48	-19.44

LVIP BlackRock Advantage Allocation Fund Standard Class	—		20.54	—	1.02		1.25		-13.21

LVIP BlackRock Global Allocation Fund Standard Class	14,689		9.73	142,946	0.38		1.25		-2.68

LVIP Delaware High Yield Fund Standard Class	509		50.02	25,449	5.89		1.25		-12.51

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	66		27.33	1,815	2.05		1.25		-5.31

LVIP Delaware Value Fund Standard Class	5,277		118.00	622,734	1.74		1.25		-4.47

VanEck VIP Emerging Markets Fund Initial Class	3,042		24.45	74,377	0.24		1.40		-25.42

VanEck VIP Global Resources Fund Initial Class	1,149	26.92	27.26	31,265	1.82	1.40	1.45	6.84	6.89

Vanguard 500 Index Fund Admiral Shares	456		42.98	20,183	1.43		0.75		-18.76

Vanguard Dividend Growth Fund Investor Shares	12,965	51.65	61.24	831,336	1.51	0.52	0.75	-5.59	-5.38

Vanguard Federal Money Market Fund Investor Shares	35,770		10.34	361,251	1.21		0.52		1.03

Vanguard GNMA Fund Investor Shares	2,637		15.71	41,441	2.16		0.52		-11.28

Vanguard Health Care Fund Investor Shares	172		69.55	13,184	0.57		0.52		-1.57

Vanguard Inflation-Protected Securities Fund Investor Shares	24,804		17.66	446,157	7.97		0.52		-12.48

Vanguard International Growth Fund Investor Shares	214		36.72	8,166	1.08		0.75		-31.37

Vanguard LifeStrategy Conservative Growth Fund Investor Shares	8,894	22.53	22.88	207,449	1.80	0.52	0.75	-15.63	-15.43

Vanguard LifeStrategy Growth Fund Investor Shares	16,094	30.41	32.53	560,074	1.93	0.52	0.75	-17.71	-17.52

Vanguard LifeStrategy Income Fund Investor Shares	21,836	18.76	18.91	434,245	1.75	0.52	0.75	-14.58	-14.38

Vanguard LifeStrategy Moderate Growth Fund Investor Shares	63,418		27.89	1,976,115	2.25		0.52		-16.43

Vanguard Small-Cap Growth Index Fund Admiral Shares	37		46.88	1,789	0.46		0.75		-28.93

Vanguard Total International Stock Index Fund Admiral Shares	2,750		27.02	69,884	2.75		0.52		-16.44

Vanguard U.S. Growth Fund Investor Shares	179		35.62	6,488	0.27		0.75		-40.09

Vanguard VIF Balanced Portfolio	124,622		40.15	5,162,656	1.87		0.52		-14.75

Vanguard VIF Capital Growth Portfolio	15,115		68.24	1,058,056	0.85		0.52		-15.92

Vanguard VIF Diversified Value Portfolio	12,418	36.62	45.82	592,133	1.08	0.52	0.75	-12.15	-11.95

Vanguard VIF Equity Income Portfolio	25,887		52.28	1,392,997	2.27		0.52		-1.18

Vanguard VIF Equity Index Portfolio	15,450		48.74	781,182	1.22		0.52		-18.65

Vanguard VIF Growth Portfolio	8,839		46.60	435,881	0.00		0.52		-33.71

Vanguard VIF High Yield Bond Portfolio	14,095	22.38	24.76	356,005	5.53	0.52	0.75	-10.04	-9.83

28

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

Vanguard VIF International Portfolio	71,251	33.21	41.27	3,062,846	1.47	0.52	0.75	-30.64	-30.48

Vanguard VIF Mid-Cap Index Portfolio	21,878		54.47	1,209,014	1.02		0.52		-19.24

Vanguard VIF Real Estate Index Portfolio	18,131		40.23	767,424	1.84		0.52		-26.68

Vanguard VIF Short-Term Investment-Grade Portfolio	20,009		15.05	301,745	1.76		0.52		-6.21

Vanguard VIF Small Company Growth Portfolio	11,480		45.52	547,065	0.25		0.52		-25.74

Vanguard VIF Total Bond Market Index Portfolio	27,463	14.80	15.95	446,206	2.36	0.52	0.75	-13.86	-13.66

Vanguard VIF Total Stock Market Index Portfolio	68,755		48.88	3,484,260	1.28		0.52		-20.01

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	893,044	22.01	22.16	19,782,349	0.52	1.40	1.45	12.09	12.15

AB VPS Growth and Income Portfolio Class A	260,448	121.96	123.46	31,765,057	0.87	1.40	1.45	26.31	26.38

AB VPS Growth and Income Portfolio Class B	338,055	115.30	116.72	39,431,673	0.66	1.40	1.45	26.00	26.06

AB VPS Intermediate Bond Portfolio Class A	869,587	24.02	24.31	21,121,532	1.48	1.40	1.45	-2.87	-2.82

AB VPS Intermediate Bond Portfolio Class B	9,117		23.00	209,651	1.23		1.40		-3.01

AB VPS International Value Portfolio Class A	190,302	19.46	19.67	3,740,391	1.99	1.40	1.45	9.48	9.54

AB VPS Large Cap Growth Portfolio Class A	399,349	158.42	160.36	63,083,210	0.00	1.40	1.45	27.12	27.18

AB VPS Large Cap Growth Portfolio Class B	244,840	150.01	151.85	37,146,395	0.00	1.40	1.45	26.80	26.86

AB VPS Small Cap Growth Portfolio Class A	230,627	72.20	73.09	16,837,793	0.00	1.40	1.45	7.88	7.93

AB VPS Small/Mid Cap Value Portfolio Class A	206,892	59.88	60.50	12,507,918	0.80	1.40	1.45	33.99	34.06

AB VPS Sustainable Global Thematic Growth Portfolio Class A	207,788	49.89	50.51	10,477,418	0.00	1.40	1.45	21.10	21.16

AB VPS Sustainable Global Thematic Growth Portfolio Class B	115,479	47.33	47.91	5,522,409	0.00	1.40	1.45	20.81	20.87

AB VPS Sustainable International Thematic Portfolio Class A	217,214	55.26	55.94	12,140,810	0.00	1.40	1.45	6.69	6.74

BlackRock II High Yield V.I. Fund Class I	1,834		28.68	52,600	6.56		1.40		3.86

BlackRock II Total Return V.I. Fund Class I	24,696		20.14	497,416	1.90		1.40		-2.80

BlackRock Advantage Large Cap Core V.I. Fund Class I	23,429	59.05	59.77	1,399,624	1.56	1.40	1.45	26.60	26.66

BlackRock Advantage SMID Cap V.I. Fund Class I	11,646	68.84	69.68	808,667	0.89	1.40	1.45	12.00	12.06

BlackRock Basic Value V.I. Fund Class I	21,967	46.03	46.59	1,021,373	1.24	1.40	1.45	19.92	19.98

BlackRock Equity Dividend V.I. Fund Class I	4,286		56.83	243,553	1.61		1.40		18.87

BlackRock Global Allocation V.I. Fund Class I	35,399	36.46	36.90	1,305,754	0.93	1.40	1.45	5.14	5.19

BlackRock Government Money Market V.I. Fund Class I	15,276	10.78	10.91	166,171	0.00	1.40	1.45	-1.43	-1.39

BlackRock International V.I. Fund Class I	16,023	27.69	28.00	448,688	0.59	1.40	1.45	7.11	7.17

BlackRock Large Cap Focus Growth V.I. Fund Class I	10,974		49.87	547,265	0.00		1.40		16.45

BNY Mellon Stock Index Fund, Inc. Initial Shares	23,291		79.33	1,847,634	1.15		1.40		26.63

Fidelity VIP Asset Manager Portfolio Initial Class	11,807		38.31	452,362	1.57		1.40		8.39

Fidelity VIP Contrafund Portfolio Initial Class	14,414	81.45	82.44	1,188,273	0.06	1.40	1.45	26.00	26.06

Fidelity VIP Government Money Market Portfolio Initial Class	229,686	9.13	10.16	2,184,605	0.01	0.52	1.45	-1.43	-0.51

Fidelity VIP Government Money Market Portfolio Service Class 2	587,512	9.03	9.08	5,329,418	0.01	1.40	1.45	-1.43	-1.38

Fidelity VIP Growth Portfolio Initial Class	18,784	92.60	93.74	1,760,675	0.00	1.40	1.45	21.44	21.50

Fidelity VIP High Income Portfolio Initial Class	3,743		23.94	89,614	5.33		1.40		2.96

Fidelity VIP Investment Grade Bond Portfolio Initial Class	24,755		25.93	641,861	2.01		1.40		-1.99

Fidelity VIP Overseas Portfolio Initial Class	2,856		34.62	98,885	0.54		1.40		18.04

Invesco V.I. American Franchise Fund Series I	5,795	37.02	37.20	215,555	0.00	1.40	1.45	10.32	10.37

Invesco V.I. EQV International Equity Fund Series 1	3,365	31.09	31.47	105,887	1.27	1.40	1.45	4.36	4.42

LVIP BlackRock Advantage Allocation Fund Standard Class	7,196		23.66	170,280	1.32		1.25		6.37

LVIP Delaware High Yield Fund Standard Class	544		57.17	31,126	9.71		1.25		3.62

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	93		28.86	2,672	1.64		1.25		-1.92

LVIP Delaware Value Fund Standard Class	5,615		123.52	693,587	5.77		1.25		20.90

VanEck VIP Emerging Markets Fund Initial Class	3,773		32.78	123,682	0.99		1.40		-13.09

VanEck VIP Global Resources Fund Initial Class	1,309	25.20	25.51	33,321	0.46	1.40	1.45	17.21	17.27

Vanguard 500 Index Fund Admiral Shares	489		52.90	25,392	1.32		0.75		27.70

Vanguard Dividend Growth Fund Investor Shares	15,100	54.71	64.72	909,945	1.59	0.52	0.75	23.90	24.19

Vanguard Federal Money Market Fund Investor Shares	74,645		10.23	764,171	0.01		0.52		-0.51

Vanguard GNMA Fund Investor Shares	2,788		17.71	49,588	0.75		0.52		-1.64

Vanguard Health Care Fund Investor Shares	379		70.66	25,425	0.79		0.52		13.71

Vanguard Inflation-Protected Securities Fund Investor Shares	11,445		20.18	208,402	5.17		0.52		5.02

Vanguard International Growth Fund Investor Shares	223		53.51	12,118	0.92		0.75		-1.59

Vanguard LifeStrategy Conservative Growth Fund Investor Shares	9,634	26.71	27.06	258,188	1.94	0.52	0.75	5.26	5.50

Vanguard LifeStrategy Growth Fund Investor Shares	15,728	36.95	39.44	602,656	1.90	0.52	0.75	13.50	13.76

Vanguard LifeStrategy Income Fund Investor Shares	26,725	21.91	22.14	560,621	2.08	0.52	0.75	1.16	1.40

Vanguard LifeStrategy Moderate Growth Fund Investor Shares	44,751		33.37	1,488,437	1.78		0.52		9.51

Vanguard Small-Cap Growth Index Fund Admiral Shares	39		65.95	2,523	0.36		0.75		4.91

Vanguard Small-Cap Value Index Fund Admiral Shares	—		46.74	—	0.00		0.75		27.14

Vanguard Total International Stock Index Fund Admiral Shares	3,169		32.34	96,503	3.13		0.52		8.06

Vanguard U.S. Growth Fund Investor Shares	174		59.45	10,604	0.00		0.75		11.50

Vanguard VIF Balanced Portfolio	142,894		47.09	6,616,912	1.89		0.52		18.40

29

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

Vanguard VIF Capital Growth Portfolio	16,518		81.16	1,309,299	1.07		0.52		20.91

Vanguard VIF Diversified Value Portfolio	14,030	41.69	52.03	706,139	1.27	0.52	0.75	29.49	29.79

Vanguard VIF Equity Income Portfolio	33,062		52.90	1,708,813	2.12		0.52		24.68

Vanguard VIF Equity Index Portfolio	17,528		59.91	1,018,830	1.27		0.52		27.88

Vanguard VIF Growth Portfolio	9,359		70.30	653,555	0.03		0.52		17.25

Vanguard VIF High Yield Bond Portfolio	15,952	24.88	27.46	424,046	4.98	0.52	0.75	2.90	3.14

Vanguard VIF International Portfolio	74,495	47.89	59.37	4,377,596	0.28	0.52	0.75	-2.28	-2.05

Vanguard VIF Mid-Cap Index Portfolio	23,771		67.44	1,582,134	1.19		0.52		23.71

Vanguard VIF Real Estate Index Portfolio	19,457		54.87	986,804	2.38		0.52		39.48

Vanguard VIF Short-Term Investment-Grade Portfolio	24,075		16.04	384,936	2.15		0.52		-0.97

Vanguard VIF Small Company Growth Portfolio	12,138		61.30	733,584	0.40		0.52		13.62

Vanguard VIF Total Bond Market Index Portfolio	40,042	17.19	18.47	720,848	2.16	0.52	0.75	-2.45	-2.23

Vanguard VIF Total Stock Market Index Portfolio	78,308		61.11	4,577,459	1.31		0.52		24.99

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	971,048	19.63	19.76	19,179,865	2.17	1.40	1.45	7.84	7.89

AB VPS Growth and Income Portfolio Class A	300,102	96.56	97.69	28,980,492	1.37	1.40	1.45	1.24	1.29

AB VPS Growth and Income Portfolio Class B	381,384	91.51	92.59	35,291,828	1.14	1.40	1.45	1.00	1.05

AB VPS Intermediate Bond Portfolio Class A	1,024,236	24.73	25.02	25,604,146	3.32	1.40	1.45	4.43	4.48

AB VPS Intermediate Bond Portfolio Class B	8,412		23.71	199,435	2.75		1.40		4.18

AB VPS International Value Portfolio Class A	215,481	17.78	17.95	3,866,462	1.63	1.40	1.45	0.99	1.04

AB VPS Large Cap Growth Portfolio Class A	495,296	124.62	126.09	61,612,538	0.00	1.40	1.45	33.54	33.60

AB VPS Large Cap Growth Portfolio Class B	280,308	118.30	119.70	33,527,294	0.00	1.40	1.45	33.20	33.27

AB VPS Small Cap Growth Portfolio Class A	281,022	66.93	67.72	19,005,497	0.00	1.40	1.45	51.77	51.84

AB VPS Small/Mid Cap Value Portfolio Class A	240,887	44.69	45.13	10,863,491	0.88	1.40	1.45	1.88	1.93

AB VPS Sustainable Global Thematic Growth Portfolio Class A	243,305	41.20	41.69	10,126,489	0.61	1.40	1.45	37.40	37.47

AB VPS Sustainable Global Thematic Growth Portfolio Class B	136,326	39.18	39.64	5,395,579	0.42	1.40	1.45	37.08	37.15

AB VPS Sustainable International Thematic Portfolio Class A	255,237	51.80	52.41	13,364,718	1.26	1.40	1.45	28.07	28.14

BlackRock II High Yield V.I. Fund Class I	3,610		27.61	99,695	5.08		1.40		5.80

BlackRock II Total Return V.I. Fund Class I	26,671		20.72	552,697	2.16		1.40		7.38

BlackRock Advantage Large Cap Core V.I. Fund Class I	25,710	46.65	47.19	1,212,696	0.87	1.40	1.45	18.07	18.13

BlackRock Advantage SMID Cap V.I. Fund Class I	12,051	61.47	62.18	746,942	0.95	1.40	1.45	18.24	18.30

BlackRock Basic Value V.I. Fund Class I	31,547	38.39	38.83	1,223,335	1.78	1.40	1.45	1.94	1.99

BlackRock Equity Dividend V.I. Fund Class I	4,302		47.81	205,655	2.04		1.40		2.47

BlackRock Global Allocation V.I. Fund Class I	35,651	34.67	35.08	1,250,173	0.97	1.40	1.45	19.27	19.33

BlackRock Government Money Market V.I. Fund Class I	17,594	10.94	11.06	194,173	0.36	1.40	1.45	-1.10	-1.05

BlackRock International V.I. Fund Class I	16,717	25.85	26.13	436,818	0.43	1.40	1.45	19.58	19.64

BlackRock Large Cap Focus Growth V.I. Fund Class I	11,533		42.83	493,912	0.00		1.40		41.75

BNY Mellon Stock Index Fund, Inc. Initial Shares	23,631		62.65	1,480,432	1.49		1.40		16.37

Fidelity VIP Asset Manager Portfolio Initial Class	13,248		35.35	468,279	1.44		1.40		13.27

Fidelity VIP Contrafund Portfolio Initial Class	15,273	64.65	65.40	998,813	0.24	1.40	1.45	28.69	28.75

Fidelity VIP Government Money Market Portfolio Initial Class	284,744	9.27	10.22	2,732,984	0.34	0.52	1.45	-1.12	-0.20

Fidelity VIP Government Money Market Portfolio Service Class 2	666,524	9.16	9.20	6,131,192	0.24	1.40	1.45	-1.20	-1.15

Fidelity VIP Growth Portfolio Initial Class	19,203	76.25	77.15	1,481,462	0.07	1.40	1.45	41.82	41.89

Fidelity VIP High Income Portfolio Initial Class	3,975		23.25	92,443	4.83		1.40		1.32

Fidelity VIP Investment Grade Bond Portfolio Initial Class	25,646		26.45	678,464	2.22		1.40		7.87

Fidelity VIP Overseas Portfolio Initial Class	2,853		29.33	83,677	0.41		1.40		14.01

Invesco V.I. American Franchise Fund Series I	5,930	33.56	33.70	199,851	0.07	1.40	1.45	40.31	40.38

Invesco V.I. EQV International Equity Fund Series 1	3,555	29.79	30.14	107,119	2.19	1.40	1.45	12.35	12.41

LVIP BlackRock Advantage Allocation Fund Standard Class	7,260		22.25	161,519	1.38		1.25		11.72

LVIP Delaware High Yield Fund Standard Class	580		55.17	32,024	8.63		1.25		5.91

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	120		29.43	3,533	1.87		1.25		3.03

LVIP Delaware Value Fund Standard Class	5,955		102.17	608,459	1.91		1.25		-0.83

VanEck VIP Emerging Markets Fund Initial Class	3,783		37.72	142,711	1.84		1.40		15.62

VanEck VIP Global Resources Fund Initial Class	1,346	21.50	21.75	29,210	0.77	1.40	1.45	17.40	17.46

Vanguard 500 Index Fund Admiral Shares	483		41.43	19,440	2.44		0.75		17.48

Vanguard Dividend Growth Fund Investor Shares	13,997	44.16	52.11	774,607	1.40	0.52	0.75	11.23	11.48

Vanguard Federal Money Market Fund Investor Shares	86,042		10.28	885,342	0.43		0.52		-0.08

Vanguard GNMA Fund Investor Shares	2,936		18.00	52,996	1.61		0.52		3.18

Vanguard Health Care Fund Investor Shares	536		62.14	34,156	0.42		0.52		12.04

Vanguard Inflation-Protected Securities Fund Investor Shares	13,651		19.21	277,347	1.18		0.52		10.32

Vanguard International Growth Fund Investor Shares	158		54.38	8,314	0.21		0.75		58.36

Vanguard LifeStrategy Conservative Growth Fund Investor Shares	9,749	25.37	25.65	252,812	1.52	0.52	0.75	10.68	10.93

Vanguard LifeStrategy Growth Fund Investor Shares	18,647	32.56	34.67	641,745	1.62	0.52	0.75	14.59	14.86

30

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

Vanguard LifeStrategy Income Fund Investor Shares	23,207	21.61	21.89	509,354	1.56	0.52	0.75	8.31	8.56

Vanguard LifeStrategy Moderate Growth Fund Investor Shares	80,901		30.47	2,489,054	1.46		0.52		13.01

Vanguard Small-Cap Growth Index Fund Admiral Shares	37		62.87	1,966	1.24		0.75		34.27

Vanguard Small-Cap Value Index Fund Admiral Shares	179		36.76	6,510	1.19		0.75		5.06

Vanguard Total International Stock Index Fund Admiral Shares	3,472		29.93	103,248	0.34		0.52		10.70

Vanguard U.S. Growth Fund Investor Shares	118		53.32	6,268	0.03		0.75		57.38

Vanguard VIF Balanced Portfolio	155,157		39.77	6,185,622	2.31		0.52		10.11

Vanguard VIF Capital Growth Portfolio	19,022		67.12	1,285,260	1.08		0.52		16.86

Vanguard VIF Diversified Value Portfolio	17,797	32.19	40.09	714,006	2.22	0.52	0.75	10.94	11.20

Vanguard VIF Equity Income Portfolio	38,135		42.43	1,655,001	2.21		0.52		2.71

Vanguard VIF Equity Index Portfolio	18,546		46.85	880,586	1.31		0.52		17.59

Vanguard VIF Growth Portfolio	6,466		59.96	406,535	0.32		0.52		42.35

Vanguard VIF High Yield Bond Portfolio	21,443	24.17	26.63	588,479	4.74	0.52	0.75	4.88	5.12

Vanguard VIF International Portfolio	65,273	49.00	60.61	4,060,101	1.12	0.52	0.75	56.41	56.76

Vanguard VIF Mid-Cap Index Portfolio	26,422		54.52	1,450,228	1.34		0.52		17.46

Vanguard VIF Real Estate Index Portfolio	24,584		39.34	998,735	2.14		0.52		-5.35

Vanguard VIF Short-Term Investment-Grade Portfolio	24,167		16.20	393,024	1.98		0.52		4.95

Vanguard VIF Small Company Growth Portfolio	12,911		53.95	684,820	0.55		0.52		22.55

Vanguard VIF Total Bond Market Index Portfolio	43,607	17.62	18.89	848,968	2.05	0.52	0.75	6.78	7.02

Vanguard VIF Total Stock Market Index Portfolio	84,773		48.89	4,214,592	1.22		0.52		19.93

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	1,227,411	18.21	18.31	22,470,819	2.60	1.40	1.45	16.82	16.88

AB VPS Growth and Income Portfolio Class A	356,355	95.37	96.45	34,016,846	1.25	1.40	1.45	22.13	22.19

AB VPS Growth and Income Portfolio Class B	463,109	90.60	91.63	42,415,669	1.15	1.40	1.45	21.83	21.89

AB VPS Intermediate Bond Portfolio Class A	1,159,963	23.68	23.94	27,753,826	2.91	1.40	1.45	6.64	6.70

AB VPS Intermediate Bond Portfolio Class B	11,400		22.76	259,431	2.80		1.40		6.49

AB VPS International Value Portfolio Class A	244,148	17.60	17.77	4,336,003	0.91	1.40	1.45	15.45	15.51

AB VPS Large Cap Growth Portfolio Class A	584,874	93.33	94.38	54,512,154	0.00	1.40	1.45	32.76	32.82

AB VPS Large Cap Growth Portfolio Class B	357,968	88.81	89.82	32,131,166	0.00	1.40	1.45	32.43	32.50

AB VPS Small Cap Growth Portfolio Class A	350,677	44.10	44.60	15,621,055	0.00	1.40	1.45	34.44	34.51

AB VPS Small/Mid Cap Value Portfolio Class A	274,638	43.86	44.27	12,152,568	0.60	1.40	1.45	18.37	18.43

AB VPS Sustainable Global Thematic Growth Portfolio Class A	289,404	29.98	30.32	8,763,874	0.44	1.40	1.45	28.29	28.35

AB VPS Sustainable Global Thematic Growth Portfolio Class B	162,533	28.58	28.90	4,691,686	0.17	1.40	1.45	27.91	27.98

AB VPS Sustainable International Thematic Portfolio Class A	299,970	40.45	40.90	12,258,967	0.57	1.40	1.45	25.69	25.75

BlackRock II High Yield V.I. Fund Class I	4,357		26.10	113,715	6.04		1.40		13.69

BlackRock II Total Return V.I. Fund Class I	3,949		19.30	76,216	3.18		1.40		7.97

BlackRock Advantage Large Cap Core V.I. Fund Class I	42,095	39.51	39.95	1,681,148	1.42	1.40	1.45	27.07	27.13

BlackRock Advantage SMID Cap V.I. Fund Class I	16,558	51.99	52.56	868,378	1.75	1.40	1.45	27.12	27.19

BlackRock Basic Value V.I. Fund Class I	46,138	37.66	38.07	1,755,098	2.42	1.40	1.45	22.13	22.19

BlackRock Equity Dividend V.I. Fund Class I	4,895		46.65	228,390	2.09		1.40		25.93

BlackRock Global Allocation V.I. Fund Class I	57,751	29.07	29.40	1,697,355	1.26	1.40	1.45	16.29	16.35

BlackRock Government Money Market V.I. Fund Class I	20,179	11.06	11.18	225,170	2.35	1.40	1.45	0.51	0.56

BlackRock International V.I. Fund Class I	20,892	21.62	21.84	456,316	1.19	1.40	1.45	30.22	30.29

BlackRock Large Cap Focus Growth V.I. Fund Class I	22,149		30.21	669,190	0.00		1.40		30.86

BNY Mellon Stock Index Fund, Inc. Initial Shares	28,059		53.84	1,510,595	1.32		1.40		28.83

Fidelity VIP Asset Manager Portfolio Initial Class	13,592		31.20	424,146	1.70		1.40		16.61

Fidelity VIP Contrafund Portfolio Initial Class	15,669	50.24	50.80	795,852	0.47	1.40	1.45	29.68	29.75

Fidelity VIP Government Money Market Portfolio Initial Class	298,102	9.37	10.24	2,893,251	2.06	0.52	1.45	0.54	1.47

Fidelity VIP Government Money Market Portfolio Service Class 2	684,002	9.27	9.31	6,366,390	1.94	1.40	1.45	0.29	0.34

Fidelity VIP Growth Portfolio Initial Class	20,797	53.76	54.37	1,130,731	0.27	1.40	1.45	32.38	32.45

Fidelity VIP High Income Portfolio Initial Class	4,137		22.95	94,958	5.32		1.40		13.51

Fidelity VIP Investment Grade Bond Portfolio Initial Class	25,851		24.52	633,958	2.76		1.40		8.14

Fidelity VIP Overseas Portfolio Initial Class	2,854		25.73	73,429	1.79		1.40		25.99

Invesco V.I. American Franchise Fund Series I	6,041	23.92	24.01	145,039	0.00	1.40	1.45	34.79	34.85

Invesco V.I. EQV International Equity Fund Series 1	3,731	26.51	26.81	100,006	1.49	1.40	1.45	26.72	26.79

LVIP BlackRock Advantage Allocation Fund Standard Class	10,691		19.91	212,881	2.64		1.25		15.22

LVIP Delaware High Yield Fund Standard Class	1,766		52.10	92,024	6.76		1.25		14.98

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	153		28.56	4,382	2.80		1.25		3.88

LVIP Delaware SMID Cap Core Fund Standard Class	1,753		111.78	195,946	0.00		1.25		28.02

LVIP Delaware Value Fund Standard Class	11,578		103.03	1,192,905	0.56		1.25		18.48

VanEck VIP Emerging Markets Fund Initial Class	3,794		32.62	123,765	1.73		1.40		28.78

VanEck VIP Global Resources Fund Initial Class	1,384	18.31	18.52	25,585	0.00	1.40	1.45	10.26	10.31

31

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

Vanguard 500 Index Fund Admiral Shares	898		35.26	24,661	2.40		0.75		30.40

Vanguard Dividend Growth Fund Investor Shares	20,744	39.70	46.75	1,084,062	1.72	0.52	0.75	29.97	30.27

Vanguard Federal Money Market Fund Investor Shares	88,465		10.29	946,755	2.09		0.52		1.62

Vanguard GNMA Fund Investor Shares	2,909		17.45	61,435	2.52		0.52		5.29

Vanguard Health Care Fund Investor Shares	483		55.47	66,303	0.64		0.52		22.29

Vanguard Inflation-Protected Securities Fund Investor Shares	13,942		17.42	267,323	2.11		0.52		7.50

Vanguard International Growth Fund Investor Shares	203		34.34	10,299	1.02		0.75		30.37

Vanguard LifeStrategy Conservative Growth Fund Investor Shares	9,873	22.92	23.12	269,558	2.44	0.52	0.75	14.82	15.08

Vanguard LifeStrategy Growth Fund Investor Shares	21,053	28.41	30.19	710,772	2.32	0.52	0.75	22.21	22.49

Vanguard LifeStrategy Income Fund Investor Shares	23,063		19.90	528,924	2.57		0.52		11.47

Vanguard LifeStrategy Moderate Growth Fund Investor Shares	78,949		26.97	2,477,551	2.36		0.52		18.75

Vanguard Small-Cap Growth Index Fund Admiral Shares	105		46.82	2,551	0.80		0.75		31.68

Vanguard Small-Cap Value Index Fund Admiral Shares	154		34.99	7,969	1.72		0.75		21.77

Vanguard Total International Stock Index Fund Admiral Shares	641		27.03	109,834	0.85		0.52		20.79

Vanguard U.S. Growth Fund Investor Shares	183		33.88	8,178	0.25		0.75		32.41

Vanguard VIF Balanced Portfolio	167,065		36.12	7,300,301	2.53		0.52		21.85

Vanguard VIF Capital Growth Portfolio	18,627		57.44	1,426,896	0.96		0.52		25.84

Vanguard VIF Diversified Value Portfolio	18,787	29.02	36.05	793,748	2.75	0.52	0.75	24.76	25.05

Vanguard VIF Equity Income Portfolio	35,365		41.31	1,733,358	2.35		0.52		23.78

Vanguard VIF Equity Index Portfolio	19,714		39.84	1,070,688	1.67		0.52		30.62

Vanguard VIF Growth Portfolio	8,873		42.12	465,026	0.37		0.52		33.12

Vanguard VIF High Yield Bond Portfolio	21,667	23.05	25.33	629,749	5.73	0.52	0.75	14.81	15.07

Vanguard VIF International Portfolio	85,532	31.33	38.66	3,731,506	1.38	0.52	0.75	30.24	30.54

Vanguard VIF Mid-Cap Index Portfolio	30,170		46.41	1,595,256	1.45		0.52		30.19

Vanguard VIF Real Estate Index Portfolio	25,730		41.56	1,234,190	2.70		0.52		28.14

Vanguard VIF Short-Term Investment-Grade Portfolio	20,502		15.44	369,156	2.58		0.52		5.15

Vanguard VIF Small Company Growth Portfolio	16,050		44.02	869,333	0.48		0.52		27.44

Vanguard VIF Total Bond Market Index Portfolio	38,649	16.50	17.65	794,260	2.55	0.52	0.75	7.86	8.11

Vanguard VIF Total Stock Market Index Portfolio	83,537		40.77	4,317,069	1.44		0.52		30.07

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	1,411,681	15.59	15.67	22,112,345	2.00	1.40	1.45	-7.53	-7.48

AB VPS Growth and Income Portfolio Class A	404,603	78.09	78.93	31,638,823	0.98	1.40	1.45	-6.97	-6.93

AB VPS Growth and Income Portfolio Class B	423,754	74.37	75.17	31,840,647	0.78	1.40	1.45	-7.21	-7.16

AB VPS Intermediate Bond Portfolio Class A	1,254,252	22.20	22.44	28,128,137	1.22	1.40	1.45	-2.16	-2.11

AB VPS Intermediate Bond Portfolio Class B	13,859	21.14	21.37	295,601	0.97	1.40	1.45	-2.45	-2.40

AB VPS International Value Portfolio Class A	262,339	15.25	15.38	4,033,738	1.51	1.40	1.45	-23.91	-23.87

AB VPS Large Cap Growth Portfolio Class A	436,244	70.30	71.05	30,952,666	0.00	1.40	1.45	1.09	1.14

AB VPS Large Cap Growth Portfolio Class B	250,066	67.07	67.79	16,943,561	0.00	1.40	1.45	0.84	0.89

AB VPS Small Cap Growth Portfolio Class A	377,338	32.80	33.15	12,497,562	0.00	1.40	1.45	-2.33	-2.28

AB VPS Small/Mid Cap Value Portfolio Class A	315,302	37.05	37.38	11,781,393	0.49	1.40	1.45	-16.26	-16.22

AB VPS Sustainable Global Thematic Growth Portfolio Class A	331,704	23.37	23.63	7,826,881	0.00	1.40	1.45	-11.10	-11.06

AB VPS Sustainable Global Thematic Growth Portfolio Class B	174,391	22.34	22.58	3,933,960	0.00	1.40	1.45	-11.29	-11.24

AB VPS Sustainable International Thematic Portfolio Class A	346,182	32.18	32.53	11,251,525	0.67	1.40	1.45	-18.61	-18.57

BlackRock II High Yield V.I. Fund Class I	4,616		22.96	105,974	5.97		1.40		-4.02

BlackRock II Total Return V.I. Fund Class I	4,301		17.87	76,876	2.92		1.40		-1.85

BlackRock Advantage Large Cap Core V.I. Fund Class I	46,023	31.09	31.42	1,445,777	1.59	1.40	1.45	-6.60	-6.55

BlackRock Advantage SMID Cap V.I. Fund Class I	18,091	40.89	41.33	746,170	1.24	1.40	1.45	-7.75	-7.70

BlackRock Basic Value V.I. Fund Class I	49,962	30.83	31.16	1,555,591	1.82	1.40	1.45	-9.18	-9.14

BlackRock Equity Dividend V.I. Fund Class I	4,967	36.66	37.05	183,142	2.18	1.40	1.45	-8.51	-8.46

BlackRock Global Allocation V.I. Fund Class I	63,723	25.00	25.27	1,609,136	0.98	1.40	1.45	-8.68	-8.63

BlackRock Government Money Market V.I. Fund Class I	8,364		11.12	93,009	2.64		1.40		0.19

BlackRock International V.I. Fund Class I	23,586	16.60	16.76	395,382	2.82	1.40	1.45	-22.96	-22.92

BlackRock Large Cap Focus Growth V.I. Fund Class I	23,906		23.09	551,962	0.00		1.40		1.57

Fidelity VIP Asset Manager Portfolio Initial Class	15,906		26.76	425,653	1.68		1.40		-6.67

Fidelity VIP Contrafund Portfolio Initial Class	16,429	38.74	39.15	643,143	0.71	1.40	1.45	-7.73	-7.69

Fidelity VIP Government Money Market Portfolio Initial Class	294,444	9.32	10.09	2,819,282	1.53	0.52	1.45	0.18	1.12

Fidelity VIP Government Money Market Portfolio Service Class 2	293,832	9.25	9.28	2,725,869	1.21	1.40	1.45	-0.07	-0.02

Fidelity VIP Growth Portfolio Initial Class	22,197	40.61	41.05	911,188	0.26	1.40	1.45	-1.61	-1.56

Fidelity VIP High Income Portfolio Initial Class	4,289		20.22	86,725	5.37		1.40		-4.64

Fidelity VIP Investment Grade Bond Portfolio Initial Class	26,040		22.68	590,522	2.41		1.40		-1.92

Fidelity VIP Overseas Portfolio Initial Class	2,856		20.42	58,312	1.66		1.40		-16.00

Invesco V.I. American Franchise Fund Series I	6,613	17.74	17.80	117,727	0.00	1.40	1.45	-5.02	-4.97

Invesco V.I. EQV International Equity Fund Series 1	4,562	20.92	21.15	96,466	2.20	1.40	1.45	-16.21	-16.17

32

SEPARATE ACCOUNT I

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

LVIP BlackRock Advantage Allocation Fund Standard Class	10,900		17.28	188,379	2.13		1.25		-6.56

LVIP Delaware High Yield Fund Standard Class	1,853		45.31	83,938	6.12		1.25		-5.66

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	186		27.50	5,104	2.40		1.25		-1.02

LVIP Delaware SMID Cap Core Fund Standard Class	1,753		87.31	153,082	0.19		1.25		-13.22

LVIP Delaware Value Fund Standard Class	11,713		86.96	1,018,558	1.75		1.25		-3.95

VanEck VIP Emerging Markets Fund Initial Class	4,292		25.33	108,738	0.30		1.40		-24.56

VanEck VIP Global Resources Fund Initial Class	1,424	16.61	16.79	23,856	0.00	1.40	1.45	-29.32	-29.28

Vanguard 500 Index Fund Admiral Shares	974		27.04	26,334	1.86		0.75		-5.24

Vanguard Dividend Growth Fund Investor Shares	23,028	30.55	35.89	822,253	1.90	0.52	0.75	-0.57	-0.34

Vanguard Federal Money Market Fund Investor Shares	95,210		10.13	964,310	1.71		0.52		1.27

Vanguard GNMA Fund Investor Shares	3,116		16.57	51,639	2.87		0.52		0.37

Vanguard Health Care Fund Investor Shares	568		45.36	25,763	1.08		0.52		0.62

Vanguard Inflation-Protected Securities Fund Investor Shares	14,715		16.20	238,388	3.23		0.52		-2.00

Vanguard International Growth Fund Investor Shares	232		26.34	6,118	1.35		0.75		-13.34

Vanguard LifeStrategy Conservative Growth Fund Investor Shares	11,023	19.97	20.09	221,413	2.54	0.52	0.75	-3.68	-3.46

Vanguard LifeStrategy Growth Fund Investor Shares	23,255	23.25	24.65	572,927	2.31	0.52	0.75	-7.60	-7.39

Vanguard LifeStrategy Income Fund Investor Shares	25,251		17.86	450,871	1.92		0.52		-1.57

Vanguard LifeStrategy Moderate Growth Fund Investor Shares	88,843		22.71	2,017,462	2.58		0.52		-5.41

Vanguard Small-Cap Growth Index Fund Admiral Shares	112		35.55	3,972	0.61		0.75		-6.51

Vanguard Small-Cap Value Index Fund Admiral Shares	176		28.74	5,070	1.99		0.75		-13.00

Vanguard Total International Stock Index Fund Admiral Shares	726		22.38	16,242	0.00		0.52		-14.89

Vanguard U.S. Growth Fund Investor Shares	214		25.58	5,480	0.34		0.75		-0.14

Vanguard VIF Balanced Portfolio	187,831		29.65	5,568,481	2.54		0.52		-3.91

Vanguard VIF Capital Growth Portfolio	20,982		45.64	957,646	0.94		0.52		-1.69

Vanguard VIF Diversified Value Portfolio	21,250	23.26	28.83	609,809	2.74	0.52	0.75	-9.80	-9.59

Vanguard VIF Equity Income Portfolio	39,796		33.37	1,327,994	2.55		0.52		-6.46

Vanguard VIF Equity Index Portfolio	22,530		30.50	687,219	1.83		0.52		-5.00

Vanguard VIF Growth Portfolio	9,966		31.64	315,313	0.36		0.52		-0.32

Vanguard VIF High Yield Bond Portfolio	24,310	20.08	22.01	534,445	5.23	0.52	0.75	-3.46	-3.24

Vanguard VIF International Portfolio	94,476	24.06	29.62	2,796,853	0.82	0.52	0.75	-13.27	-13.07

Vanguard VIF Mid-Cap Index Portfolio	33,853		35.65	1,206,829	1.30		0.52		-9.80

Vanguard VIF Moderate Allocation Portfolio	—		15.45	—	0.00		0.52		-0.60

Vanguard VIF Real Estate Index Portfolio	29,109		32.44	944,207	3.03		0.52		-5.85

Vanguard VIF Short-Term Investment-Grade Portfolio	20,268		14.68	297,582	1.83		0.52		0.51

Vanguard VIF Small Company Growth Portfolio	18,619		34.54	643,160	0.45		0.52		-7.75

Vanguard VIF Total Bond Market Index Portfolio	46,249	15.30	16.33	754,680	2.65	0.52	0.75	-0.88	-0.65

Vanguard VIF Total Stock Market Index Portfolio	95,469		31.34	2,992,095	1.66		0.52		-5.83

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

33

 American General Life Insurance Company

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2022 and 2021 and

for each of the three years ended December 31, 2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

1

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

Opinion

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

T: 646 471 3000; F: 813 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, investment risk interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2022 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 25, 2023

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2022	2021
Admitted assets
Cash and investments
Bonds	$108,455	$107,774
Preferred stock	93	91
Common stock	927	1,144
Cash, cash equivalents and short-term investments	951	802
Mortgage loans	25,131	22,276
Real estate	9	9
Contract loans	1,138	1,164
Derivatives	466	1,082
Securities lending reinvested collateral assets	—	1,727
Derivative cash collateral	1,574	36
Other invested assets	8,026	6,681
Total cash and investments	146,770	142,786
Amounts recoverable from reinsurers	270	338
Amounts receivable under reinsurance contracts	492	272
Current federal income tax recoverable	232	—
Deferred tax asset	1,087	854
Due and accrued investment income	1,136	1,029
Premiums due, deferred and uncollected	153	152
Receivables from affiliates	263	136
Other assets	1,515	1,239
Separate account assets	59,701	70,298
Total admitted assets	$211,619	$217,104

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except per share data)	2022	2021
Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$108,850	$104,080
Liabilities for deposit-type contracts	12,316	12,327
Accident and health reserves	711	736
Premiums received in advance	10	9
Policy and contract claims	715	752
Policyholder dividends	17	14
Total policy reserves and contractual liabilities	122,619	117,918
Payable to affiliates	483	333
Interest maintenance reserve	1,804	2,232
Federal income taxes payable	—	201
Derivatives	807	223
Payable for securities lending	—	2,426
Repurchase agreements	1,725	120
Collateral for derivatives program	205	494
Funds held under coinsurance	11,826	11,690
Accrued expenses and other liabilities	2,424	2,230
Net transfers from separate accounts due or accrued	(1,323)	(1,895)
Asset valuation reserve	1,681	2,302
Separate account liabilities	59,618	70,298
Total liabilities	201,869	208,572
Commitments and contingencies (see Note 21)

Capital and surplus
Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6
Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1
Gross paid-in and contributed surplus	5,410	3,510
Special surplus funds	916	126
Unassigned surplus	3,417	4,889
Total capital and surplus	9,750	8,532
Total liabilities and capital and surplus	$211,619	$217,104

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2022	2021	2020
Revenues
Premiums and annuity considerations	$39,948	$15,409	$10,941
Net investment income	7,172	7,503	6,035
Amortization of interest maintenance reserve	123	162	151
Reserve adjustments on reinsurance ceded	(2,112)	(2,273)	(2,069)
Commissions and expense allowances	779	703	646
Separate account fees	1,648	1,845	1,422
Other income	741	578	503
Total revenues	48,299	23,927	17,629
Benefits and expenses
Death benefits	811	736	811
Annuity benefits	2,652	2,806	2,563
Surrender benefits	9,350	8,453	6,857
Other benefits	692	668	668
Change in reserves	4,769	2,729	3,672
Commissions	2,672	1,099	962
General insurance expenses	928	978	928
Net transfers to (from) separate accounts	1,109	1,682	273
Modco reinsurance assumed	22,366
Other expenses	445	704	602
Total benefits and expenses	45,794	19,855	17,336
Net gain from operations before dividends to policyholders and federal income taxes	2,505	4,072	293

Dividends to policyholders	6	1	3
Net gain from operations after dividends to policyholders and before federal income taxes	2,499	4,071	290

Federal income tax expense	518	1,422	961
Net gain (loss) from operations	1,981	2,649	(671)

Net realized capital (losses) gains, net of tax after transfers to interest maintenance reserves	(1,190)	(405)	640
Net income (loss)	$791	$2,244	$(31)

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2020	$7	$3,510	$—	$2,772	6,289
Net loss	—	—	—	(31)	(31)
Change in net unrealized capital gains (losses)	—	—	—	155	155
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	351	351
Change in deferred tax	—	—	—	850	850
Change in non-admitted assets	—	—	—	(643)	(643)
Change in reserve on account of change in valuation basis	—	—	—	47	47
Change in asset valuation reserve	—	—	—	(139)	(139)
Change in surplus from separate accounts	—	—	—	204	204
Other changes in surplus in separate accounts	—	—	—	(204)	(204)
Change is surplus as a result of reinsurance	—	—	—	(5)	(5)
Prior period corrections (see Note 2)	—	—	—	31	31
Reinsurance permitted practice	—	—	—	353	353
Other changes	—	—	(128)	381	253
Balance, December 31, 2020	$7	$3,510	$(128)	$4,122	$7,511
Net income	—	—	—	2,244	2,244
Change in net unrealized capital gains (losses)	—	—	—	206	206
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(267)	(267)
Change in deferred tax	—	—	—	853	853
Change in non-admitted assets	—	—	—	(587)	(587)
Change in asset valuation reserve	—	—	—	(205)	(205)
Change in surplus from separate accounts	—	—	—	450	450
Other changes in surplus in separate accounts	—	—	—	(450)	(450)
Change in surplus as a result of reinsurance	—	—	—	(2)	(2)
Dividends	—	—	—	(1,045)	(1,045)
Prior period corrections (see Note 2)	—	—	—	(161)	(161)
Reinsurance permitted practice	—	—	—	(30)	(30)
Other changes	—	—	254	(239)	15
Balance, December 31, 2021	$7	$3,510	$126	$4,889	$8,532
Net income	—	—	—	791	791
Change in net unrealized capital gains (losses)	—	—	—	(694)	(694)
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(705)	(705)
Change in deferred tax	—	—	—	(40)	(40)
Change in non-admitted assets	—	—	—	(84)	(84)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(22)	(22)
Change in asset valuation reserve	—	—	—	621	621
Change in surplus from separate accounts	—	—	—	296	296
Other changes in surplus in separate accounts	—	—	—	(296)	(296)
Additional paid in surplus	—	1,900	—	—	1,900
Change in surplus as a result of reinsurance	—	—	—	(256)	(256)
Dividends	—	—	—	(800)	(800)
Prior period corrections (see Note 2)	—	—	—	73	73
Reinsurance permitted practice	—	—	—	433	433
Other changes	—	—	790	(789)	1
Balance, December 31, 2022	$7	$5,410	$916	$3,417	$9,750

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2022	2021	2020
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$18,180	$13,618	$10,930
Net investment income collected	6,547	6,966	5,508
Other income	557	851	298
Total revenue received	25,284	21,435	16,736
Benefits paid	13,473	12,474	10,280
Net transfers to separate accounts	536	2,192	56
Commissions and expenses paid	3,584	2,129	1,984
Dividends paid to policyholders	2	4	3
Federal income taxes paid	1,089	1,227	1,207
Total benefits and expenses paid	18,684	18,026	13,530
Net cash provided by operations	6,600	3,409	3,206
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	15,962	23,554	20,811
Stocks	498	233	306
Mortgage loans	3,005	3,082	2,882
Real estate	—	—	168
Other invested assets	1,136	2,057	1,429
Derivatives	—	—	1,576
Securities lending reinvested collateral assets	1,727	—	—
Other, net	124	421	256
Total proceeds from investments sold, matured or repaid	22,452	29,347	27,428
Cost of investments acquired:
Bonds	17,824	24,029	26,051
Stocks	300	643	451
Mortgage loans	6,465	4,066	2,752
Real estate	1	1	12
Derivatives, net	823	407	—
Other invested assets	2,791	2,496	1,537
Securities lending reinvested collateral assets	—	35	409
Other, net	1,878	127	200
Total cost of investments acquired	30,082	31,804	31,412
Net adjustment in contract loans	(26)	(69)	(26)
Net cash provided by (used in) investing activities	(7,604)	(2,388)	(3,958)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	1,900	—	—
Net deposits on (withdrawals from) deposit-type contracts	(11)	(707)	995
Dividends to parent	(800)	(750)	—
Change in securities lending	(2,426)	747	227
Other, net	2,490	(568)	143
Net cash provided by (used in) provided by financing and miscellaneous activities	1,153	(1,278)	1,365

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
Net increase (decrease) in cash, cash equivalents and short-term investments	149	(257)	613
Cash, cash equivalents and short-term investments at beginning of year	802	1,059	446
Cash, cash equivalents and short-term investments at end of year	$951	$802	$1,059

Non-cash activities, excluded from above:
Non-cash Modco adjustment on assumed reinsurance	$22,924	$—	$—
Non-cash pension risk transfer premiums	1,159	1,809	—
Non-cash Fortitude Re settlement	204	448	—
Non-cash transfer from other invested assets to mortgage loans	12	154	31
Settlement of non-cash dividends payable	—	295	—
Non-cash transfer from mortgage loans to other invested assets	—	—	179
Non-cash transfer from common stocks to other invested assets	—	—	111
Non-cash transfer from other invested assets to bonds	—	—	59
Non-cash transfer from other invested assets to common stocks	—	34	47

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is a wholly owned subsidiary of AIG Life Holding, Inc. ( AIG Life Holding ). AIG Life Holding is wholly owned by Corebridge Financial Inc. (Corebridge), which is a direct subsidiary of American International Group, Inc. (AIG). AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in approximately 70 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. The Company’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance, Inc. (AIG Direct).

SunAmerica Fund Services, Inc. (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company’s asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s variable annuity (VA) business were ceded to the Company. The ceded reserves and assets supporting the reserves remain on VALIC’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of VALIC’s VA contracts, excluding those issued by VALIC in the State of New York and those that have been previously assumed (through reinsurance) by VALIC. See Affiliate Transactions note for more details.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices. Such permitted practices employed by the Company include the following:

At December 31, 2022, 2021 and 2020, the Company used the following permitted practice that resulted in reported statutory surplus or risk-based capital that is significantly different from the statutory surplus or risk based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices of their respective state regulator been followed in all respects:

The Company received a permitted practice with respect to an excess of loss reinsurance agreement (the “XoL Agreement”) for the reporting period ending December 31, 2020 as follows:

Effective December 31, 2019 and subsequent reporting periods through September 30, 2020, the Company received approval from the TDI to apply a permitted practice in its financial statements allowing the Company to recognize an admitted asset related to the notional value of coverage defined in the XoL Agreement. This asset is reported in Other assets in the balance sheet. The XoL Agreement has a 20 year term and provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the XoL agreement. The permitted practice allows the Company to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

Effective October 1, 2020 and subsequent reporting periods through September 30, 2023, the permitted practice above was expanded to similarly recognize an additional admitted asset related to the notional value of coverage defined in a separate excess of loss agreement. This additional reinsurance agreement has a 25 year term and provides coverage to the Company for aggregate excess of loss claims associated with guaranteed minimum withdrawal benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). In addition, effective December 31, 2020, this expanded permitted practice also extended the term of the permitted practice for Block 1 from September 30, 2020 to September 30, 2023. The reinsurance agreement covering contracts in Block 1 was also amended to conform certain provisions to be consistent with the Block 2 reinsurance agreement. Effective December 31, 2022, the reinsurance agreement for Block 2 was amended to update certain definitions contained in the agreement related to new business.

Effective October 1, 2022 and periods through September 30, 2023, the Company received approval from the TDI to apply a permitted practice in its financial statements allowing the Company to recognize an admitted asset related to the notional value of coverage defined in an additional excess of loss agreement. This excess of loss agreement has a 20-year term and provides coverage to the Company for aggregate claims associated with the base contract along with the guaranteed living benefits rider on a block of fixed annuities inforce on the treaty effective date and certain new business (“Block 3”).

The value of these assets subject to the above permitted practice was approximately $1,017 million, $584 million and $614 million in total at December 31, 2022, 2021 and 2020 respectively and are reported in Other assets on the balance sheet. The permitted practice allows the Company to manage its reserves in a manner more in line with anticipated

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2022	2021	2020
NET INCOME
State basis		$791	$2,244	$(31)

Net (loss) income, NAIC SAP		$791	$2,244	$(31)

SURPLUS
State basis		$9,750	$8,532	$7,511
State permitted practices that increase (decrease) NAIC SAP:
XoL reinsurance agreement	4	(1,017)	(584)	(614)
Statutory capital and surplus, NAIC SAP		$8,733	$7,948	$6,897

In the event the Company had not employed any or all of these permitted and prescribed practices, the Company’s risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory

Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. NAIC designations are determined through a financial modeling process conducted by BlackRock, direct analysis via the NAIC’s IAO or other protocols prescribed by the NAIC including internal assignment of Z, 5GI or 6*. Residual tranches, as defined in SSAP 43R, are reported as NAIC 6*.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Redeemable Preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks shall be valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities of three month or less and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Starting in 2022 the Company designated, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets. Hedge accounting was not used for any derivative instruments for the years ending in 2021.

Statement of Statutory Accounting Principles (SSAP) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed in 2020 and subsequent years. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a net asset IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.6 billion at December 31, 2022 and 2021, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and subsequent years, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020 and subsequent ears, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $175 million at December 31, 2022.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 and subsequent years are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries and third-party managers is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement, because the Company is included in the consolidated federal income tax return of its ultimate parent company filing group. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Substantive changes were made to SSAP 32R, Preferred Stocks effective January 1, 2021, that required all perpetual preferred stocks to be reported at fair value. Prior to this change, perpetual preferred stocks with NAIC designations of “1” through “3” were carried at amortized cost. All other perpetual preferred stocks were stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus.

Actuarial Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for Corebridges’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation was $47 million.

SSAP 108

The Company adopted Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, on January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in VM-21 described above. The TDI approved, in December 2019, the Company’s plan to transition from a permitted practice to SSAP 86 in 2019 and from SSAP 86 to SSAP 108 in January 2020.

SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Accordingly, the statutory accounting guidance in this standard is considered a special accounting provision, only permitted if all the components in the standard are met. Prior to implementing a hedging program for application within the scope of this standard, a reporting entity must obtain explicit approval from its domiciliary state commissioner. As such, unlike most SSAPs, the guidance in SSAP 108 is not required to be adopted by all reporting entities that account for derivatives. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21. The Company will dynamically hedge the interest rate risk of guaranteed minimum withdrawal benefits (“GMWB”) cash flows for variable annuities, defined as the fair value of rider claims, net of rider fees.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The guidance in this SSAP is required to be applied on a prospective basis for qualifying hedge programs in place on or after the effective date.

In implementing SSAP 108, the Company uses the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2021 and 2022 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the “Clearly Defined Hedging Strategy” of VM-21. Please see Note 7 for further details regarding the financial impact of SSAP 108.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2022, three out-of-period errors were identified and corrected, which increased unassigned surplus by $72 million. This decreased claims reserved as a result of overstated claim reserves from 2019-2021. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2021, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $161 million. The most significant of these was a tax correction related to 2013 - 2018. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2020, five out-of-period errors were identified and corrected, which increased unassigned surplus by $31 million. The most significant of these was an increase in variable annuity reserves due to an incorrect application of incident rates. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings for equity securities previously designated as available-for-sale and for equity securities measured at fair value at the Company’s election.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any net asset IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any net asset IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2022
Bonds:
U.S. government obligations	$1,314	$4	$(198)	$1,120
All other governments	2,629	20	(385)	2,264
States, territories and possessions	268	2	(30)	240
Political subdivisions of states, territories and possessions	332	8	(21)	319
Special revenue	6,159	35	(710)	5,484
Industrial and miscellaneous	93,378	1,001	(13,217)	81,162
Hybrid securities	435	10	(28)	417
Bank loans	3,580	3	(115)	3,468
Parent, subsidiaries and affiliates	360	—	—	360
Total bonds	108,455	1,083	(14,704)	94,834
Preferred stock	93	—	(4)	89
Common stock*	927	—	—	927
Total equity securities	1,020	—	(4)	1,016
Total	$109,475	$1,083	$(14,708)	$95,850
December 31, 2021
Bonds:
U.S. government obligations	$1,351	$203	$—	$1,554
All other government	2,960	286	(61)	3,185
States, territories and possessions	349	60	—	409
Political subdivisions of states, territories and possessions	336	81	—	417
Special revenue	6,820	1,004	(11)	7,813
Industrial and miscellaneous	92,128	9,011	(587)	100,552
Hybrid securities	525	125	(2)	648
Bank loans	2,955	12	(41)	2,926
Parent, subsidiaries and affiliates	350	—	—	350
Total bonds	107,774	10,782	(702)	117,854
Preferred stock	91	5	—	96
Common stock*	1,144	—	—	1,144
Total equity securities	1,235	5	—	1,240
Total	$109,009	$10,787	$(702)	$119,094

  * Common stock includes $753 million and $979 million of investments in affiliates at December 31, 2022 and 2021, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
Bonds:
U.S. government obligations	$990	$(197)	$1	$—	$991	$(197)
All other government	1,953	(389)	—	—	1,953	(389)
U.S. States, territories and possessions	180	(30)	—	—	180	(30)
Political subdivisions of states, territories and possessions	177	(21)	—	—	177	(21)
Special revenue	4,565	(694)	78	(16)	4,643	(710)
Industrial and miscellaneous	57,098	(10,308)	12,196	(2,927)	69,294	(13,235)
Hybrid securities	268	(30)	—	—	268	(30)
Bank loans	2,184	(71)	897	(47)	3,081	(118)
Total bonds	67,415	(11,740)	13,172	(2,990)	80,587	(14,730)
Preferred stock	84	(6)	—	—	84	(6)
Common stock	2	—	—	—	2	—
Total equity securities	86	(6)	—	—	86	(6)
Total	$67,501	$(11,746)	$13,172	$(2,990)	$80,673	$(14,736)
December 31, 2021
Bonds:
U.S. government obligations	$—	$—	$—	$—	$—	$—
All other government	482	(27)	213	(34)	695	(61)
U.S States, territories and possessions	6	—	—	—	6	—
Political subdivisions of states, territories and possessions	32	—	—	—	32	—
Special revenue	421	(10)	18	(1)	439	(11)
Industrial and miscellaneous	17,010	(345)	3,330	(247)	20,340	(592)
Hybrid securities	11	—	23	(2)	34	(2)
Bank loans	1,067	(13)	753	(28)	1,820	(41)
Total	$19,029	$(395)	$4,337	$(312)	$23,366	$(707)
Preferred stock	4	—	—	—	4	—
Common stock	6	(1)	—	—	6	(1)
Total equity securities	10	(1)	—	—	10	(1)
Total	$19,039	$(396)	$4,337	$(312)	$23,376	$(708)

As of December 31, 2022 and 2021, the number of bonds and equity securities in an unrealized loss position was 8,092 and 2,507, respectively. Bonds comprised 8,010 of the total, of which 1,189 were in a continuous loss position greater than 12 months at December 31, 2022.Bonds comprised 2,501 of the total, of which 519 were in a continuous loss position greater than 12 months at December 31, 2021.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2022 and 2021, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2022
Due in one year or less	$1,449	$1,446
Due after one year through five years	11,917	11,496
Due after five years through ten years	16,085	14,354
Due after ten years	48,692	39,072
LBaSS	30,699	28,853
Total	$108,842	$95,221

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $124 million and $102 million at December 31, 2022 and 2021, respectively, which is the fair value. At December 31, 2022 and 2021, the Company had no income excluded from due and accrued for bonds.

December 31, 2022 , the Company’s bond portfolio included bonds totaling $7.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries. At December 31, 2021, the Company’s bond portfolio included bonds totaling $7.6 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries.

December 31, 2022 and 2021 The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2022	2021
Consumer cyclical	21.3%	18.7%
Consumer non-cyclical	16.1	15.7
Capital Goods	8.3	8.9

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2022		December 31, 2021
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$30,699	$28,853	$26,365	$28,172

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2022 and 2021, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2022 and 2021, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2022, 2021 and 2020, the Company recognized total OTTI of $114 million, $13 million and $57 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2022 and 2021, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
LBaSS	$16,448	$(1,565)	$6,349	$(999)	$22,797	$(2,564)
December 31, 2021
LBaSS	$7,974	$(108)	$111	$(10)	$8,085	$(118)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2022	2021
Balance, beginning of year	$1,263	$1,320
Increases due to:
Credit impairment on new securities subject to impairment losses	42	—
Additional credit impairment on previously impaired investments	71	13
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	120	70
Balance, end of year	$1,256	$1,263

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2022.

Mortgage Loans

Mortgage loans had outstanding principal balances of $25.8 billion and $22.5 billion at December 31, 2022 and 2021, respectively. Contractual interest rates range from 0.00 percent to 13.00 percent. The mortgage loans at December 31, 2022 had maturity dates ranging from 2022 to 2069.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2022	2021
Geographic distribution:
Mid-Atlantic	28.0%	30.5%
Foreign	22.5	24.1
Pacific	14.7	12.4
South Atlantic	12.1	11.8
West South Central	6.5	7.0
East North Central	5.8	5.2
New England	4.5	4.9
Mountain	3.9	2.9
East South Central	1.5	0.6
West North Central	0.5	0.6
Total	100.0%	100.0%
Property type distribution:
Multi-family	35.9%	37.1%
Office	23.8	27.0
Retail	8.3	11.2
Industrial	16.2	10.5
Hotel/Motel	4.8	5.7
Other	11.1	8.5
Total	100.0%	100.0%

At December 31, 2022, there were 285 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 82 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2022 and 2021:

	Years Ended December 31,
	2022		2021
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	12.60%	3.00%	8.95%	2.10%
Multi-family	15.03	2.98	7.44	1.80
Retail	—	—	7.10	2.25
Industrial	9.34	2.68	6.50	2.35
Hotel/Motel	8.68	4.04	6.00	—
Other	37.35	—	5.91	1.99

The Company reduced the interest rate on three loans during 2022. The Company did not reduce any interest rates during 2021.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 90 percent and 95.0 percent, in 2022 and 2021, respectively.

At December 31, 2022, the Company held $800 million in impaired mortgages with $492 million of related allowances for credit losses and $308 million in impaired loans without a related allowance. At December 31, 2021, the Company held $549 million in impaired mortgages with $231 million of related allowances for credit losses and $318 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $669 million and $371 million, at December 31, 2022 and 2021, respectively. The Company recognized interest income of $22 million, $14 million and $3 million, in 2022, 2021 and 2020, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2022	2021	2020
Balance, beginning of year	$245	$274	$197
Additions (reductions) charged to unrealized capital loss	58	(28)	77
Direct write-downs charged against allowance	(9)	(1)	—
Balance, end of year	$294	$245	$274

During 2022, the Company did not derecognized any mortgage loans and did not recognized any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2022	2021
Current	$24,981	$22,144
30 - 59 days past due	21	98
60 - 89 days past due	3	3
90 - 179 days past due	125	29
Greater than 180 days past due	1	2
Total	$25,131	$22,276

At December 31, 2022 and 2021, the Company had mortgage loans outstanding under participant or co-lender agreements of $21.2 billion and $19.0 billion, respectively.

The Company had $466 million and $404 million in restructured loans at December 31, 2022 and 2021, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2022:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$—	— %	$385	0.30%	$—	— %
b. 91% to 95%	—	—	244	0.20	—	—
c. 81% to 90%	1	—	728	0.50	—	—
d. 71% to 80%	—	—	2,307	1.50	—	—
e. below 70%	2,483	1.60	18,983	12.50	—	—

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2022 and 2021. At December 31, 2022, the Company had $4 million of outstanding commitments to debtors that held loans with restructured terms and none in 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,

(in millions)	2022	2021
Properties occupied by the Company	$6	$6
Properties held for production of income	3	3
Total	$9	$9

The Company recognized no gains or losses in 2022, 2021 and 2020. The Company did not recognize any impairment write-downs for its investment in real estate during 2022, 2021 and 2020.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2022	2021
Investments in limited liability companies	$972	$964
Investments in limited partnerships	4,188	3,752
Other unaffiliated investments	2,717	1,836
Receivable for securities	73	197
Initial margin for futures	86	55
Non-admitted assets	(10)	(123)
Total	$8,026	$6,681

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $840 million at December 31, 2022. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $13 million, $15 million and $29 million during 2022, 2021 and 2020, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$4,608	$4,802	$4,841
Preferred stocks	10	4	9
Common stocks	2	7	4
Cash and short-term investments	44	15	34
Mortgage loans	1,038	946	898
Real estate*	4	4	5
Contract loans	68	65	78
Derivatives	994	167	90
Investment income from affiliates	399	1,419	119
Other invested assets	320	271	193
Gross investment income	7,487	7,700	6,271
Investment expenses	(315)	(197)	(236)
Net investment income	$7,172	$7,503	$6,035

* Includes amounts for the occupancy of Company-owned property of $2 million in 2022, 2021 and 2020.

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$(551)	$446	$566
Preferred stocks	—	14	5
Common stocks	(2)	16	74
Cash and short-term investments	(79)	(1)	5
Mortgage loans	(107)	18	—
Real estate	—	—	7
Derivatives	(1,233)	(659)	649
Other invested assets	80	199	199
Other	—	(49)	—
Realized capital (losses) gains	(1,892)	(16)	1,505
Federal income tax benefit (expense)	397	3	(316)
Net gains transferred to IMR	305	(392)	(549)
Net realized capital (losses) gains	$(1,190)	$(405)	$640

During 2022, 2021 and 2020, the Company recognized $167 million, $42 million and $117 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2022	2021	2020
Proceeds	$9,787	$11,495	$11,460

Gross realized capital gains	$112	$823	$1,076
Gross realized capital losses	(472)	(405)	(334)
Net realized capital (losses) gains	$(360)	$418	$742

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$(369)	$(171)	$213
Preferred and common stocks	(59)	(311)	(23)
Mortgage loans	(523)	(129)	175
Real estate	—	—	(24)
Derivatives	(497)	139	271
Other invested assets	(280)	502	47
Other	19	25	(29)
Federal income tax benefit (expense)	310	(116)	(124)
Net change in unrealized (losses) gains of investments	$(1,399)	$(61)	$506

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2022	2021	2022	2021	2022	2021
Bonds - AC	11	6	$15	$28	$13	$28
LB&SS - AC	14	2	11	7	11	7
Preferred Stock - AC	—	—	—	—	—	—
Preferred Stock - FV	4	3	7	—	7	—
Total	29	11	$33	$35	$31	$35

AC - Amortized Cost

FV - Fair Value

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2022 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
5899296D5	$15	$8	$7	$8	$2	3/31/2022
12628LAE0	2,765	2,304	462	2,304	2,045	3/31/2022
94986QAA1	8,915	8,772	142	8,772	8,394	3/31/2022
Quarterly Total	$11,695	$11,084	$611	$11,084	$10,441
25151UAD9	$1,982	$1,695	$287	$1,695	$1,691	6/30/2022
12669GC82	591	579	12	579	591	6/30/2022
17029PAA3	21,997	19,497	2,500	19,497	19,497	6/30/2022
Quarterly Total	$24,570	$21,771	$2,799	$21,771	$21,779
03215PCV9	$471	$469	$2	$469	$471	9/30/2022
07386HK26	14,122	12,112	2,010	12,112	11,432	9/30/2022
54910ECU7	1,845	1,530	315	1,530	3,029	9/30/2022
54910EFN0	2,026	1,423	602	1,423	2,818	9/30/2022
07386HSW2	679	651	27	651	651	9/30/2022
004421MR1	1,029	328	701	328	234	9/30/2022
040104SN2	56,451	55,353	1,097	55,353	61,848	9/30/2022
05950GAR4	2,429	2,374	55	2,374	2,618	9/30/2022
007037AB0	9,125	8,936	190	8,936	9,691	9/30/2022
126694JS8	888	884	4	884	811	9/30/2022
02660TJE4	6,352	5,232	1,121	5,232	6,470	9/30/2022
05952FAM5	602	556	46	556	556	9/30/2022
00077BKC6	17	16	1	16	16	9/30/2022
05948XTP6	208	124	84	124	94	9/30/2022
43709XAF8	14,497	14,039	458	14,039	14,789	9/30/2022
073873AA9	9,550	9,127	423	9,127	12,102	9/30/2022
007036UQ7	1,677	1,547	129	1,547	2,106	9/30/2022
02660LAB6	9,541	9,420	121	9,420	10,051	9/30/2022
02146QAD5	37,254	34,470	2,785	34,470	40,405	9/30/2022
073871AE5	16,960	16,302	658	16,302	20,098	9/30/2022
02660BAA0	37,329	35,802	1,526	35,802	44,801	9/30/2022
059469AE6	1,207	1,138	69	1,138	1,121	9/30/2022
05530MAA7	76,993	75,032	1,962	75,032	84,289	9/30/2022
07386HWR8	1,432	1,428	4	1,428	1,428	9/30/2022
02660KAA0	55,261	52,804	2,457	52,804	59,231	9/30/2022
07387RAA6	27,346	24,515	2,832	24,515	34,315	9/30/2022
073875AA4	14,149	12,259	1,890	12,259	15,834	9/30/2022
02660UAA8	14,249	13,789	461	13,789	15,761	9/30/2022
02660LAF7	94,917	90,467	4,450	90,467	93,286	9/30/2022
02150AAF8	10,086	9,772	314	9,772	13,907	9/30/2022
040104RG8	26,269	25,979	290	25,979	29,170	9/30/2022
07383UGB5	3,120	2,480	641	2,480	2,480	9/30/2022
073879CD8	633	605	28	605	605	9/30/2022
02150TAD2	16,292	14,826	1,465	14,826	14,826	9/30/2022
126694PP7	$2,422	$2,414	$7	$2,414	$2,029	9/30/2022
17029RAA9	633	4	629	4	4	9/30/2022
02149JBE5	3,986	3,366	620	3,366	4,176	9/30/2022
Quarterly Total	$572,047	$541,573	$30,474	$541,573	$617,553

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
25702@AB2	$20	$1	$18	$1	$1	12/31/2022
225458BM9	6,874	6,256	618	6,256	5,812	12/31/2022
12667GMY6	705	684	21	684	690	12/31/2022
86359LQB8	4,962	4,321	641	4,321	4,328	12/31/2022
86361WAA9	549	547	1	547	535	12/31/2022
525221FQ5	5,443	4,636	807	4,636	6,195	12/31/2022
61915YAD3	18,301	17,742	559	17,742	17,596	12/31/2022
12652CBF5	661	559	102	559	559	12/31/2022
69371VBL0	95	94	—	94	110	12/31/2022
69374JBV2	124	118	6	118	168	12/31/2022
69374XBU3	60	59	1	59	62	12/31/2022
693684BV3	87	56	31	56	62	12/31/2022
693650BU6	103	59	44	59	59	12/31/2022
69376DBU5	144	143	1	143	79	12/31/2022
54910EAG0	103,232	93,919	9,312	93,919	143,375	12/31/2022
54910EBW4	47,599	42,563	5,036	42,563	67,309	12/31/2022
54910ECA1	15,003	13,481	1,522	13,481	21,558	12/31/2022
54910EDW2	12,973	10,863	2,110	10,863	16,572	12/31/2022
54910EEL5	3,295	2,566	729	2,566	3,913	12/31/2022
36242DQY2	55	50	5	50	47	12/31/2022
65535VMF2	4,774	4,236	538	4,236	4,266	12/31/2022
12667FM77	8,986	7,845	1,142	7,845	7,112	12/31/2022
55265K2V0	1,091	1,049	42	1,049	1,054	12/31/2022
12667FUZ6	2,554	2,467	87	2,467	2,467	12/31/2022
12667F4S1	1,829	1,740	90	1,740	1,728	12/31/2022
362341S75	325	303	22	303	305	12/31/2022
36242DYH0	268	265	3	265	265	12/31/2022
12667GPW7	2,365	2,279	86	2,279	2,299	12/31/2022
59023PAB9	1,050	1,026	24	1,026	1,031	12/31/2022
004421MW0	21,187	20,993	194	20,993	20,895	12/31/2022
61745MWR0	1	—	—	—	—	12/31/2022
92922F8M3	2,024	2,024	—	2,024	2,345	12/31/2022
45254NRG4	2,416	2,285	132	2,285	2,261	12/31/2022
542512AD0	11,838	11,793	46	11,793	16,722	12/31/2022
31659EAC2	35,713	30,896	4,816	30,896	39,853	12/31/2022
07386HJT9	5,032	4,978	54	4,978	4,978	12/31/2022
362437AD7	1,574	1,424	150	1,424	1,423	12/31/2022
251510NC3	40,983	35,998	4,985	35,998	46,483	12/31/2022
36298NBA1	2,521	2,072	448	2,072	2,083	12/31/2022
125439AA7	18,209	16,641	1,568	16,641	16,034	12/31/2022
761118XU7	20,954	16,870	4,084	16,870	23,609	12/31/2022
92922F6Y9	6,429	6,273	157	6,273	6,647	12/31/2022
456610AA2	9,290	9,193	97	9,193	9,266	12/31/2022
25151RAA2	11,699	11,452	246	11,452	12,003	12/31/2022
362348AS3	9,171	8,218	953	8,218	10,301	12/31/2022
74923WAB4	9,590	9,056	534	9,056	8,650	12/31/2022
54251WAA0	29,346	28,800	546	28,800	38,539	12/31/2022
07384YPN0	169	163	6	163	163	12/31/2022
576433EK8	45	2	44	2	2	12/31/2022
396782CZ5	5	5	—	5	5	12/31/2022
59020UDT9	325	167	158	167	149	12/31/2022
362341EN5	2,177	2,079	98	2,079	2,082	12/31/2022
396782CY8	5	5	—	5	5	12/31/2022
126694CT3	1,681	1,621	60	1,621	1,614	12/31/2022
02660THY2	3,918	3,894	24	3,894	3,758	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
361856CV7	395	364	31	364	364	12/31/2022
12559QAG7	29,927	29,531	396	29,531	28,503	12/31/2022
617487AD5	1,976	1,873	102	1,873	1,873	12/31/2022
61750PAC2	804	757	46	757	757	12/31/2022
251510FV0	8,501	8,462	39	8,462	9,169	12/31/2022
69372XBR2	518	518	—	518	415	12/31/2022
69374XBR0	673	673	—	673	495	12/31/2022
693675BR0	698	698	—	698	510	12/31/2022
61748HJY8	6,087	5,904	183	5,904	4,996	12/31/2022
933631AC7	10,494	10,131	363	10,131	12,024	12/31/2022
05952DAB4	674	654	19	654	654	12/31/2022
41162NAC1	3,341	2,872	469	2,872	2,872	12/31/2022
5899295L8	117	115	2	115	115	12/31/2022
75114NAA2	8,698	7,570	1,128	7,570	10,253	12/31/2022
362341CU1	3,435	3,317	118	3,317	3,317	12/31/2022
45254NNP8	1,712	1,499	214	1,499	1,498	12/31/2022
41162DAF6	5,733	5,028	705	5,028	5,028	12/31/2022
74922RAH3	9,542	9,158	384	9,158	12,429	12/31/2022
94984NAA0	1,805	1,720	85	1,720	1,699	12/31/2022
12667GKC6	543	514	29	514	518	12/31/2022
362341WZ8	313	296	17	296	296	12/31/2022
16162TT63	43	41	2	41	41	12/31/2022
05952GAE1	6,288	6,093	195	6,093	6,254	12/31/2022
16163HAE1	1,097	1,053	44	1,053	1,060	12/31/2022
35729PPX2	5,274	5,069	206	5,069	5,069	12/31/2022
61744CXM3	12,493	12,253	240	12,253	13,501	12/31/2022
12566TAD9	11,177	10,964	213	10,964	12,210	12/31/2022
126694H27	319	295	24	295	295	12/31/2022
94984GAD9	467	442	24	442	428	12/31/2022
36242D4W0	1,320	1,254	65	1,254	1,261	12/31/2022
525221GM3	3,850	3,785	65	3,785	3,785	12/31/2022
45661LAF5	360	356	4	356	356	12/31/2022
68389FHT4	432	430	2	430	430	12/31/2022
45669JAC9	2,771	2,728	43	2,728	2,987	12/31/2022
92922F3L0	14,046	13,891	154	13,891	15,724	12/31/2022
68389FHV9	4,338	3,505	833	3,505	3,505	12/31/2022
152314DP2	1,770	1,676	93	1,676	1,688	12/31/2022
41162DAD1	26,620	26,562	58	26,562	27,705	12/31/2022
161546HM1	1,897	1,744	153	1,744	1,744	12/31/2022
86359BUG4	41	40	1	40	40	12/31/2022
126685DB9	2,224	1,949	275	1,949	1,909	12/31/2022
76110VQK7	87	77	10	77	77	12/31/2022
94986DAA0	2,153	1,976	177	1,976	1,950	12/31/2022
126673WJ7	46	—	46	—	—	12/31/2022
576434WN0	391	233	158	233	291	12/31/2022
45662FAD2	2,070	1,945	125	1,945	1,945	12/31/2022
86360BAJ7	5,564	5,492	72	5,492	5,349	12/31/2022
93934FGB2	10,564	10,390	174	10,390	9,890	12/31/2022
059522BG6	3,037	3,030	8	3,030	2,860	12/31/2022
65538NAC7	9,206	8,680	527	8,680	8,942	12/31/2022
86360WAD4	2,830	2,802	28	2,802	3,357	12/31/2022
65535VPY8	16,714	14,676	2,037	14,676	14,542	12/31/2022
45257EAC8	9,016	8,384	632	8,384	10,230	12/31/2022
76112FAA9	24,667	22,586	2,081	22,586	22,942	12/31/2022
65538PAC2	5,534	5,422	112	5,422	9,703	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
466286AA9	6,895	6,570	325	6,570	6,881	12/31/2022
55028BAA5	1,276	1,219	57	1,219	1,219	12/31/2022
52523MAD2	12,575	10,777	1,798	10,777	13,951	12/31/2022
362480AD7	6,610	6,550	60	6,550	6,336	12/31/2022
05952EAA4	470	464	6	464	462	12/31/2022
17025TBE0	3,865	3,838	28	3,838	3,524	12/31/2022
12667GQG1	7,643	7,483	161	7,483	7,422	12/31/2022
45667QAC5	6,189	6,125	64	6,125	5,783	12/31/2022
933637AE0	4,783	4,661	122	4,661	4,791	12/31/2022
94985JBP4	1,323	1,276	47	1,276	1,281	12/31/2022
45660L6N4	2,679	2,589	90	2,589	3,041	12/31/2022
232434AE0	31,147	30,754	392	30,754	30,984	12/31/2022
93935DAA4	101,328	101,149	179	101,149	110,243	12/31/2022
61745M4M2	19,835	19,342	493	19,342	19,325	12/31/2022
05952GAA9	2,359	2,348	11	2,348	2,333	12/31/2022
65537KAX8	8,292	8,231	61	8,231	8,651	12/31/2022
61749CAA9	2,184	2,115	69	2,115	2,155	12/31/2022
45661XAD4	12,465	12,381	84	12,381	10,853	12/31/2022
456680AE7	10,213	9,348	865	9,348	9,359	12/31/2022
655378AH0	20,080	19,795	285	19,795	17,788	12/31/2022
83611MGV4	18,049	17,431	617	17,431	17,429	12/31/2022
885220DQ3	406	376	30	376	376	12/31/2022
12667F4G7	23,496	22,194	1,302	22,194	22,333	12/31/2022
45669BAA0	50,727	49,417	1,310	49,417	49,405	12/31/2022
45660NS22	8,638	8,205	433	8,205	8,407	12/31/2022
45660LEF2	21,911	21,709	202	21,709	20,319	12/31/2022
576434EC4	561	538	23	538	538	12/31/2022
126694LE6	380	349	30	349	351	12/31/2022
881561VZ4	150	148	1	148	149	12/31/2022
30253MAR3	55	55	—	55	55	12/31/2022
86359BXM8	6	5	—	5	6	12/31/2022
92990GAA1	678	589	89	589	589	12/31/2022
949802AC6	90	88	2	88	88	12/31/2022
79548KPK8	4	3	—	3	3	12/31/2022
92922FEC8	205	155	49	155	155	12/31/2022
07384YNJ1	396	380	16	380	380	12/31/2022
05946XP64	2,011	1,933	78	1,933	1,933	12/31/2022
04541GTN2	1,020	1,016	5	1,016	1,016	12/31/2022
805564PQ8	240	108	132	108	19	12/31/2022
55265WAS2	1,503	1,451	52	1,451	1,451	12/31/2022
22541QQJ4	595	223	372	223	33	12/31/2022
12669GXJ5	9,617	9,349	269	9,349	9,376	12/31/2022
617445CL3	6	1	4	1	1	12/31/2022
939336C92	959	796	163	796	781	12/31/2022
22540AQ35	59	58	—	58	58	12/31/2022
576434EX8	8	1	7	1	—	12/31/2022
12667FHZ1	450	342	108	342	342	12/31/2022
86359B4X6	52	50	3	50	48	12/31/2022
86359DLM7	3,779	3,608	171	3,608	3,607	12/31/2022
94974SAH6	33	18	15	18	18	12/31/2022
86359BWR8	430	414	16	414	414	12/31/2022
64352VMP3	26,389	24,380	2,008	24,380	24,380	12/31/2022
32051GQP3	630	617	14	617	617	12/31/2022
466247BE2	361	360	2	360	360	12/31/2022
12669G4P3	820	811	9	811	823	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22541QR79	2,064	1,895	169	1,895	1,905	12/31/2022
64352VGV7	14,818	13,926	892	13,926	13,978	12/31/2022
12669EWF9	529	504	25	504	504	12/31/2022
12667FZF5	3,193	3,160	32	3,160	3,168	12/31/2022
05946XY56	1,966	1,842	124	1,842	1,843	12/31/2022
576433DS2	364	4	361	4	3	12/31/2022
5899296T0	187	143	44	143	141	12/31/2022
12669FTC7	2,834	2,604	230	2,604	2,568	12/31/2022
05951KAM5	320	315	6	315	315	12/31/2022
362341ZV4	2,188	2,099	89	2,099	2,099	12/31/2022
68389FKQ6	154	153	1	153	153	12/31/2022
576433QT6	1,421	1,364	58	1,364	1,364	12/31/2022
02151RAB9	1,896	1,794	102	1,794	1,794	12/31/2022
02660VAG3	5,414	5,240	174	5,240	5,240	12/31/2022
81744FHV2	1,224	1,085	139	1,085	1,085	12/31/2022
61744CZD1	2,113	2,072	41	2,072	2,072	12/31/2022
12666BAE5	2,364	2,325	39	2,325	2,325	12/31/2022
12669GC58	6,689	6,330	360	6,330	6,219	12/31/2022
05946XSQ7	1,939	1,886	53	1,886	1,886	12/31/2022
12667GBC6	11,894	11,320	574	11,320	11,386	12/31/2022
22541QAP7	218	202	16	202	202	12/31/2022
92922FQF8	22	20	2	20	20	12/31/2022
36185MEG3	1,311	1,289	22	1,289	1,292	12/31/2022
57643MCZ5	80	74	5	74	74	12/31/2022
12669GXV8	2,976	2,766	210	2,766	2,780	12/31/2022
05530VAA7	3,250	3,246	4	3,246	3,064	12/31/2022
126673TG7	15	15	—	15	15	12/31/2022
007036DP8	1,029	921	108	921	921	12/31/2022
52523MAC4	10,074	9,940	134	9,940	11,077	12/31/2022
761118WQ7	6,206	5,341	865	5,341	6,663	12/31/2022
5899297K8	3,287	3,208	80	3,208	3,208	12/31/2022
126670NZ7	12,244	11,905	339	11,905	11,905	12/31/2022
17025TAR2	1,072	998	74	998	976	12/31/2022
466247KL6	166	54	113	54	54	12/31/2022
542514SW5	10,496	9,749	747	9,749	9,748	12/31/2022
23247LAD0	12,529	12,213	316	12,213	12,213	12/31/2022
02147HAF9	12,881	12,641	240	12,641	11,735	12/31/2022
466247PE7	4,629	4,344	285	4,344	4,344	12/31/2022
92922FC22	2,814	2,681	133	2,681	2,681	12/31/2022
23243WAD0	8,284	7,491	793	7,491	7,491	12/31/2022
45669FAC7	2,649	2,627	22	2,627	2,853	12/31/2022
63860FAG8	4,383	4,014	368	4,014	4,014	12/31/2022
12667F3X1	4,042	3,982	60	3,982	4,559	12/31/2022
05948K3G2	567	562	5	562	537	12/31/2022
3623413Y3	5,764	5,277	486	5,277	6,475	12/31/2022
32051GPW9	9,230	9,160	70	9,160	9,209	12/31/2022
75409TDB8	4,169	3,266	903	3,266	3,266	12/31/2022
32027EAF8	5,643	5,127	516	5,127	5,127	12/31/2022
86363XAA5	8,134	7,340	794	7,340	7,340	12/31/2022
576434TH7	1	1	—	1	1	12/31/2022
12667FFL4	1	1	—	1	1	12/31/2022
12667FYS8	253	206	47	206	208	12/31/2022
466247VH3	255	233	21	233	234	12/31/2022
576434XG4	5	5	—	5	5	12/31/2022
881561XM1	268	267	1	267	268	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
12668AL37	203	196	7	196	197	12/31/2022
225458FG8	230	219	11	219	220	12/31/2022
466275AA2	497	486	11	486	486	12/31/2022
74160MEH1	1,561	1,423	138	1,423	1,433	12/31/2022
Quarterly Total	$1,416,455	$1,336,050	$80,404	$1,336,050	$1,498,468

		Year-end Total	$114,287

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2022, the Company had no bonds loaned pursuant to the securities lending program. At December 31, 2021, the Company had bonds loaned with a fair value of approximately $2.3 billion pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2022	2021

30 days or less	$—	$313

31 to 60 days	—	765

61 to 90 days	—	1,348

Subtotal	—	2,426

Securities collateral received	—	—

Total collateral received	$—	$2,426

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2022		December 31, 2021
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open positions	$—	$—	$1,727	$1,727

Subtotal	—	—	1,727	1,727

Securities collateral received	—	—	—	—

Total collateral reinvested	$—	$—	$1,727	$1,727

Repurchase Agreements

At December 31, 2022 and 2021, bonds with a fair value of approximately $1,668 million and $122 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2022	2021
Open positions	$—	$—
30 days or less	1,316	—
31 to 60 days	145	—
61 to 90 days	—	—
Greater than 90 days	264	120
Subtotal	1,725	120
Securities collateral received	—	—
Total collateral received	$1,725	$120

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. Open - No Maturity	$200	$205	$273	$19
2. Overnight	151	158	219	546
3. 2 Days to 1 Week	—	—	—	1,164
4. > 1 Week to 1 Month	—	—	—	1,795
5. > 1 Month to 3 Months	—	—	—	307
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance 1. Open - No Maturity	$200	$180	$186	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	591
4. > 1 Week to 1 Month	—	—	—	1,130
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The following table presents the Company’s liability to return collateral for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. Cash (Collateral - All)	$351	$364	$492	$3,832
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance 1. Cash (Collateral - All)	$200	$180	$186	$1,722
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2022		December 31, 2021

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$1,933	$1,668	$117	$122
Greater than three years	—	—	—	—
Subtotal	1,933	1,668	117	122
Securities collateral received	—	—	—	—
Total collateral reinvested	$1,933	$1,668	$117	$122

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance 1. BACV	$217	$225	$236	$1,933
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	206	183	176	1,668

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance a. Bonds - BACV	$—	$801	$1,132	$—
b. Bonds - FV	—	657	1,012	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	801	1,132	—
q. Total Assets - FV	—	657	1,012	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2022	2021

On deposit with states	$47	$48

Securities lending	—	2,107

Collateral held on securities lending	—	2,426

FHLB stock and collateral pledged	5,043	4,265

Subject to repurchase agreements	1,933	117

Collateral for derivatives	1,541	1,010

Guaranteed interest contracts	68	37

Other restricted assets	464	127

Total	$9,096	$10,137

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2022
In general account:

RMBS	$868	$842	$963	$(14)

CDOs	74	88	83	—

Total subprime exposure	$942	$930	$1,046	$(14)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Effective January 1, 2020 the Company adopted Statement of Statutory Accounting Principles 108, Derivatives Hedging Variable Annuity Guarantees (“SSAP 108”). SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy (CDHS) defined within Valuation Manual 21 (VM-21). Under SSAP 108 all derivatives are reported at fair value (“FV”). FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

At December 31, 2022 and 2021, fair value of the derivatives was a liability of $1.2 billion and $354 million, full contract fair value was a liability of $1.7 billion and $2.4 billion and hedge target fair value was a liability of $841 million and $2.4 billion. For the period ending December 31, 2022 and 2021, FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized gain of $1 billion and $356 million, respectively. FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2022 and 2021, the FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred assets of $739 million and deferred liability $76 million, respectively. For the periods ending December 31, 2022 and 2021, amortization was a realized loss of $32 million and a realized gain of $19 million, respectively. FV change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All FV changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/liabilities are being amortized over 10 years.

The Company has determined that its other derivative financial instruments do not qualify for hedge accounting. As a result, excluding the special accounting treatment for limited derivatives hedging variable annuity guarantees noted above, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $478 million in 2022, an unrealized capital gain of $139 million in 2021 and an unrealized capital gain of $271 million in 2020, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2022, as a result increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2022, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $205 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2022			December 31, 2021
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$18,022	$1,700	$1,700	$24,013	$1,829	$1,829
Foreign exchange contracts	5,190	822	826	5,217	494	494
Equity contracts	58,131	1,505	1,504	54,151	4,358	4,358
Credit contracts	—	—	—	1,840	—	—
Other contracts	49	1	1	—	—	—
Derivative liabilities, gross	81,392	4,028	4,031	85,221	6,681	6,681
Counter party netting*	—	(3,562)	(3,562)	—	(5,599)	(5,599)
Derivative assets, net	$81,392	$466	$469	$85,221	$1,082	$1,082
Liabilities:
Interest rate contracts	$22,448	$2,653	$2,653	$23,713	$1,571	$1,571
Foreign exchange contracts	7,484	523	521	5,874	327	327
Equity contracts	39,808	1,193	1,193	37,065	3,924	3,924
Other contracts	—	—	—	52	—	—
Derivative liabilities, gross	69,740	4,369	4,367	66,704	5,822	5,822
Counter party netting*	—	(3,562)	(3,562)	—	(5,599)	(5,599)
Derivative liabilities, net	$69,740	$807	$805	$66,704	$223	$223

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2022		December 31, 2021
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$4,028	$4,369	$6,681	$(5,822)
Amount offset	(3,562)	(3,562)	(5,599)	5,599
Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$466	$807	$1,082	$(223)

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2022		December 31, 2021
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$18,022	2069	$24,013	2071
Foreign exchange contracts	5,190	2061	5,217	2051
Equity contracts	58,131	2028	54,151	2028
Credit contracts	—	—	1,840	2026
Other contracts	49	2042	—
Derivative liabilities:
Interest rate contracts	22,448	2071	23,713	2070
Foreign exchange contracts	7,484	2060	5,874	2060
Equity contracts	39,808	2024	37,065	2023
Other contracts	—	—	52	2042

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $848.9 million and $978.2 million at December 31, 2022 and 2021, respectively.

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3

December 31, 2022
Assets:
Bonds	$94,784	$108,404	$—	$80,029	$14,755
Preferred stocks	78	82	—	78	—
Common stocks	163	163	—	163	—
Cash, cash equivalents and short-term investments	951	951	564	387	—
Mortgage loans	23,082	25,131	—	—	23,082
Contract loans	1,138	1,138	—	—	1,138
Derivatives	5	2	—	5	—
Receivables for securities	73	73	—	73	—
Securities lending reinvested collateral assets	—	—	—	—	—
Separate account assets	12,087	14,525	—	12,087	—
Liabilities:
Policy reserves and contractual liabilities	11,734	11,635	—	106	11,628
Derivatives	20	22	—	20	—
Payable for securities	369	369	—	369	—
Payable for securities lending	—	—	—	—	—

December 31, 2021
Assets:
Bonds	$117,841	$107,761	$—	$102,757	$15,084
Preferred stocks	83	79	—	83	—
Common stocks	158	158	—	158	—
Cash, cash equivalents and short-term investments	802	802	170	632	—
Mortgage loans	23,331	22,276	—	—	23,331
Contract loans	1,164	1,164	—	—	1,164
Receivables for securities	197	197	—	197	—
Securities lending reinvested collateral assets	1,727	1,727	—	1,727	—
Separate account assets	13,248	12,492	—	13,248	—
Liabilities:
Policy reserves and contractual liabilities	12,293	11,518	—	153	12,140
Payable for securities	678	678	—	678	—
Payable for securities lending	2,426	2,426	—	2,426	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2022
Assets at fair value:
Bonds
All Other Government		2			2
Industrial and miscellaneous	—	46	3	—	49
Total bonds	—	48	3	—	51
Preferred stock
Industrial and miscellaneous	4	—	7	—	11
Total preferred stock	4	—	7	—	11
Common stock
Industrial and miscellaneous	7	2	2	—	11
Mutual funds	—	—	—	—	—
Total common stock	7	2	2	—	11
Derivative assets:
Interest rate contracts	1	1,411	288	—	1,700
Foreign exchange contracts	—	821	—	—	821
Equity contracts	9	1,255	240	—	1,504
Other Contracts	—	—	1		1
Counterparty netting	—	—		(3,562)	(3,562)
Total derivative assets	10	3,487	529	(3,562)	464
Separate account assets	43,653	1,523	—	—	45,176
Total assets at fair value	$43,674	$5,060	$541	$(3,562)	$45,713
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2,653	$—	$—	$2,653
Foreign exchange contracts	—	502	—	—	502
Equity contracts	2	1,174	16	—	1,192
Counterparty netting	—	—	—	(3,562)	(3,562)
Total derivative liabilities	2	4,329	16	(3,562)	785
Total liabilities at fair value	$2	$4,329	$16	$(3,562)	$785
December 31, 2021
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$2	$11	$—	$13
Total bonds	—	2	11	—	13
Preferred stock
Industrial and miscellaneous	5	1	6	—	12
Total preferred stock	5	1	6	—	12
Common stock
Industrial and miscellaneous	7	—	—	—	7
Mutual funds	—	1	—	—	1
Total common stock	7	1	—	—	8
Derivative assets:
Interest rate contracts	—	1,829	—	—	1,829
Foreign exchange contracts	—	494	—	—	494
Equity contracts	5	3,942	410	—	4,357
Counterparty netting	—	—	—	(5,599)	(5,599)
Total derivative assets	5	6,265	410	(5,599)	1,081
Separate account assets	55,769	2,037	—	—	57,806
Total assets at fair value	$55,786	$8,306	$427	$(5,599)	$58,920
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,570	$—	$—	$1,571
Foreign exchange contracts	—	327	—	—	327
Equity contracts	1	3,901	22	—	3,924
Counterparty netting	—	—	—	(5,599)	(5,599)
Total derivative liabilities	2	5,798	22	(5,599)	223
Total liabilities at fair value	$2	$5,798	$22	$(5,599)	$223

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2020	$1	$—	$20	$157	$178	$30
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(2)	—	—	88	86	44
Included in surplus	2	1	—	30	33	24
Purchases, issuances and settlements	(14)	—	(30)	(94)	(138)	(43)
Transfers into Level 3	39	1	10	—	50	—
Transfers out of Level 3	(14)	(2)	—	—	(16)	—
Balance, December 31, 2020	$12	$—	$—	$181	$193	$55
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(9)	14	10	(56)	(41)	7
Included in surplus	15	—	—	28	43	(49)
Purchases, issuances and settlements	(43)	(12)	(10)	258	193	9
Transfers into Level 3	38	4	—	52	94	—
Transfers out of Level 3	(2)	—	—	(53)	(55)	—
Balance, December 31, 2021	$11	$6	$—	$410	$427	$22
Total realized/unrealized capital gains or losses:
Included in net (loss) income	13	—	—	(232)	(219)	(29)
Included in surplus	(11)	(1)	—	(214)	(226)	(22)
Purchases, issuances and settlements	(44)	2	1	565	524	45
Transfers into Level 3	73	—	1	—	74	—
Transfers out of Level 3	(39)	—	—	—	(39)	—
Balance, December 31, 2022	$3	$7	$2	$529	$541	$16

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2022 and 2021, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2022 and 2021 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2022.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2022
Derivative assets at fair value	$10	$3,487	$529	$4,026
Derivative liabilities at fair value	(2)	(4,329)	(16)	(4,347)

December 31, 2021
Derivative assets at fair value	$5	$6,266	$410	$6,681
Derivative liabilities at fair value	2	5,798	22	5,822

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2022	2021
Life insurance	$41,157	$40,862
Annuities (excluding supplementary contracts with life contingencies)	88,847	84,078
Supplementary contracts with life contingencies	480	582
Accidental death benefits	15	16
Disability - active lives	31	33
Disability - disabled lives	210	221
Excess of VM-21 reserves over basic reserves	18	181
Deficiency reserves	1,272	1,351
Other miscellaneous reserve	1,154	1,324
Gross life and annuity reserves	133,184	128,648
Reinsurance ceded	(24,335)	(24,568)
Net life and annuity reserves	108,849	104,080
Accident and health reserves
Unearned premium reserves	7	8
Present value of amounts not yet due on claims	193	202
Additional contract reserves	520	537
Gross accident and health reserves	720	747
Reinsurance ceded	(9)	(11)
Net accident and health reserves	711	736
Aggregate policy reserves	$109,560	$104,816

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$35,097	$2,469	$—	$37,566	32.71%
b. At book value less current surrender charge of 5% or more	10,105	—	—	10,105	8.80%
c. At fair value	—	32	27,518	27,550	23.99%
d. Total with market adjustment or at fair value	45,202	2,501	27,518	75,221	65.50%
e. At book value without adjustment (minimal or no charge or adjustment)	25,372	—	11	25,383	22.10%
(2) Not subject to discretionary withdrawal	14,182	—	54	14,236	12.40%
(3) Total (gross: direct + assumed)	$84,756	$2,501	$27,583	$114,840	100.00%
(4) Reinsurance ceded	253	—	—	253
(5) Total (net)* (3) - (4)	$84,503	$2,501	$27,583	$114,587
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$2,936	$—	$—	$2,936

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$180	$59	$—	$239	0.82%
b. At book value less current surrender charge of 5% or more	33	—	—	33	0.11%
c. At fair value	—	—	13,545	13,545	46.30%
d. Total with market adjustment or at fair value	213	59	13,545	13,817	47.23%
e. At book value without adjustment (minimal or no charge or adjustment)	2,369	—	—	2,369	8.10%
(2) Not subject to discretionary withdrawal	1,989	11,057	24	13,070	44.67%
(3) Total (gross: direct + assumed)	$4,571	$11,116	$13,569	$29,256	100.00%
(4) Reinsurance ceded	64	—	—	64
(5) Total (net)* (3) - (4)	$4,507	$11,116	$13,569	$29,192
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):
	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	578	—	6	584	4.71%
(2) Not subject to discretionary withdrawal	11,757	—	52	11,809	95.29%
(3) Total (gross: direct + assumed)	$12,335	$—	$58	$12,393	100.00%
(4) Reinsurance ceded	19	—	—	19
(5) Total (net)* (3) - (4)	$12,316	$—	$58	$12,374
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2022:

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	December 31, 2022
	General Account			Separate Account - non-guaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1) Term policies with cash value	$—	$573	$3,172	$—	$—	$—
(2) Universal life	5,672	5,653	6,432	—	—	—
(3) Universal life with secondary guarantees	1,684	1,458	7,568	—	—	—
(4) Indexed universal life	721	636	733	—	—	—
(5) Indexed universal life with secondary guarantees	1,590	1,015	1,656	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	2,164	8,628	9,888	1,718	1,718	1,718
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	115	103	142	1,797	1,789	1,768
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	$—	$—	$11,566	$—	$—	$—
(2) Accidental death benefits	—	—	15	—	—	—
(3) Disability - active lives	—	—	31	—	—	—
(4) Disability - disabled lives	—	—	210	—	—	—
(5) Miscellaneous reserves	—	—	2,303	—	—	—
C. Total (gross: direct + assumed)	$11,946	$18,066	$43,716	$3,515	$3,507	$3,486
D. Reinsurance ceded	6,328	9,266	24,000	—	—	—
E. Total (net) (C) - (D)	$5,618	$8,800	$19,716	$3,515	$3,507	$3,486

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

General account reserves of $82 million and $14 million were established for the separate account reserve in excess of assets in subaccounts TFA1-B and TFA1-D, respectively.

During 2019, the Company established an insulated subaccount CRT-1 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-1 was $30 million during the fourth quarter of 2022 and $79 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

CRT-1. The insulated separate account maintained a reserve of $178 million at December 31, 2022 for this subaccount CRT-1.

During 2020, the Company established an insulated subaccount CRT-2 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-2 to the general account, was $67 million during the fourth quarter of 2022 and $247 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-2. The insulated separate account maintained a reserve of $469 million at December 31, 2022 for this subaccount CRT-2.

During 2020, the Company established an insulated subaccount CRT-3 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-3 was $48 million during the fourth quarter of 2022 and $171 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-3. The insulated separate account maintained a reserve of $388 million at December 31, 2022 for this subaccount CRT-3.

During 2021, the Company established an insulated subaccount CRT-5 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account CRT-5 to the subaccount was $33 million during the fourth quarter of 2022 and $43 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-5. The insulated separate account maintained a reserve of $201 million at December 31, 2022 for this subaccount CRT-5.

During 2021, the Company established an insulated subaccount CRT-6 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-6 to the general account was $31 million during the fourth quarter of 2022 and $115 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-6. The insulated separate account maintained a reserve $171 million at December 31, 2022 for this subaccount CRT-6.

During 2021, the Company established an insulated subaccount CRT-7 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-7 to the general account was $106 million during the fourth quarter of 2022 and $273 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-7. The insulated separate account maintained a reserve $634 million at December 31, 2022 for this subaccount CRT-7.

During 2021, the Company established an insulated subaccount CRT-8 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-8 to the general account was $149 million during the fourth quarter of 2022 and $394 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-8. The insulated separate account maintained a reserve 743 million at December 31, 2022 for this subaccount CRT-8.

During 2022, the Company established an insulated subaccount CRT-9 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-9 to the general account was $25 million during the fourth quarter of 2022 and $38 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-9. The insulated separate account maintained a reserve $109 million at December 31, 2022 for this subaccount CRT-9.

During 2022, the Company established an insulated subaccount CRT-10 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, there were no transfers from the

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

subaccount CRT-10 to the general account during the fourth quarter of 2022 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-10. The insulated separate account maintained a reserve $228 million at December 31, 2022 for this subaccount CRT-10.

During 2022, the Company established an insulated subaccount CRT-11 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, there were no transfers from the subaccount CRT-11 to the general account during the fourth quarter of 2022 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-11. The insulated separate account maintained a reserve $953 million at December 31, 2022 for this subaccount CRT-11.

The following table presents separate account assets by product or transaction:

	December 31, 2022		December 31, 2021
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$42,104	$—	$54,057	$—
Variable life	3,073	—	3,750	—
Bank-owned life insurance – hybrid	482	—	463	—
Deferred annuities with MVA features	417	—	428	—
Terminal funding	11,453	—	9,759	—
Annuities with MVA features	—	2,148	—	1,818
Fixed annuities excess interest adjustment features	—	24	—	23
Total	$57,529	$2,172	$68,457	$1,841
Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2022 and 2021 is $3.9 billion and $5.3 billion, respectively.

There was no separate account business seed money at December 31, for both 2022 and 2021.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2022	$596	$64
2021	539	36
2020	450	43
2019	383	35
2018	324	41

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$434	$—	$41	$4,964	$5,439
Reserves for accounts with assets at:
Market value	$—	$—	$—	$44,187	$44,187
Amortized costs	2,071	11,613	385	—	14,069
Total reserves	$2,071	$11,613	$385	$44,187	$58,256
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,071	$11,154	$385	$—	$13,610
At market value	—	—	—	44,094	44,094
Subtotal	2,071	11,154	385	44,094	57,704
Not subject to discretionary withdrawal	—	458	—	93	551
Total reserves	$2,071	$11,612	$385	$44,187	$58,255
December 31, 2021
Premiums, considerations or deposits	$414	$—	$9	$6,659	$7,082
Reserves for accounts with assets at:
Market value	$—	$—	$—	$56,703	$56,703
Amortized costs	1,805	9,370	361	—	11,536
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,805	$8,840	$361	$—	$11,006
At market value	—	—	—	56,565	56,565
Subtotal	1,805	8,840	361	56,565	67,571
Not subject to discretionary withdrawal	—	530	—	138	668
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
December 31, 2020
Premiums, considerations or deposits	$287	$—	$15	$4,263	$4,565
Reserves for accounts with assets at:
Market value	$—	$—	$—	$52,439	$52,439
Amortized costs	1,542	6,988	404	—	8,934
Total reserves	$1,542	$6,988	$404	$52,439	$61,373
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,542	$5,360	$404	$—	$7,306
At market value	—	—	—	52,324	52,324
Subtotal	1,542	5,360	404	52,324	59,630
Not subject to discretionary withdrawal	—	1,628	—	114	1,742
Total reserves	$1,542	$6,988	$404	$52,438	$61,372

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2022	2021	2020
Transfers to separate accounts	$5,439	$7,082	$4,553
Transfers from separate accounts	(4,330)	(5,400)	(4,280)
Net transfers to (from) separate accounts	1,109	1,682	273
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$1,109	$1,682	$273

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of cash surrender value were none and $0.2 billion at December 31, 2022 and 2021, respectively.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $3.3 billion and $0.7 billion at December 31, 2022 and 2021, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $188 million and $439 million at December 31, 2022 and 2021, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2022, 2021 and 2020, respectively. Policyholder dividends for the years ended December 31, 2022, 2021 and 2020 were $10 million, $13 million, and $5 million, respectively.

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2022		December 31, 2021
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	22	22	1	1
Ordinary renewal	(416)	132	(395)	164
Group life	(2)	(2)	(16)	(16)
Total	$(396)	$152	$(410)	$149

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2022, 2021 and 2020 were $24.5 billion, $2.3 billion and $1.1 billion, respectively. Reinsurance premiums ceded in 2022, 2021 and 2020 were $2.7 billion, $3.3 billion and $3.3 billion, respectively. Additionally, reserves on reinsurance assumed were $5.5 billion, $4.5 billion and $2.6 billion at December 31, 2022, 2021 and 2020, respectively. The reserve credit taken on reinsurance ceded was $24.4 billion, $24.6 billion and $24.4 billion at December 31, 2022, 2021 and 2020, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2022 and 2021, the Company’s reinsurance recoverables were $270 million and $338 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2017, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Life Co/ModCo Agreement), prior to the recapture of in-force business effective December 31, 2017. New business is still ceded under this treaty. Concurrent with the recapture of this in-force business, the reserves were ceded to an unaffiliated reinsurer via amendment to a treaty effective July 1, 2017.

In 2022, the AGC Life Co/ModCo Agreement increased the Company’s pre-tax earnings by $91 million, while in 2021, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $333 million. In 2020, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $337 million.

As of December 31, 2022, $29.3 billion of the Company, USL and VALIC reserves representing a mix of run-off life and annuity risks had been ceded to Fortitude Re under these reinsurance transactions. Effective as of January 1, 2022, certain AIG subsidiaries sold to an affiliate of Fortitude Re all of the outstanding capital stock of two servicing companies. The ceding insurers entered into administrative services agreements pursuant to which AIG transferred administration of certain of our ceded business to those companies.

In 2022 and 2021, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in a decrease in the Company’s pre-tax earnings of $31.8 million and an increase in the Company’s pre-tax earnings of less than a million dollars, respectively. The Company did not commute any treaties with non-affiliated reinsurers in 2020.

The Company has an annuity Co/ModCo agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. At December 31, 2022 and 2021, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $5.0 billion and $5.6 billion, respectively. In 2022, 2021 and 2020, the Agreement decreased the Company’s pre-tax earnings by $1 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions for the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on our U.S. federal tax liabilities.

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022, which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act with a 15% corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for corporations with profits over $1 billion, a 1% stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. The Company believes that as of the reporting date it will be subject to the CAMT in 2023. The 2022 financial statements included an estimated impact of the CAMT of $433,000,000.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2022			December 31, 2021			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$3,280	$2,472	$5,752	$2,970	$2,434	$5,404	$310	$38	$348
Statutory valuation allowance adjustment	—	303	303	—	—	—	—	303	303
Adjusted gross DTA	3,280	2,169	5,449	2,970	2,434	5,404	310	(265)	45
DTA non-admitted	1,983	2,169	4,152	1,681	2,434	4,115	302	(265)	37
Net admitted DTA	1,297	—	1,297	1,289	—	1,289	8	—	8
DTL	210	—	210	435	—	435	(225)	—	(225)
Total	$1,087	$—	$1,087	$854	$—	$854	$233	$—	$233

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:
	December 31, 2022			December 31, 2021			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	1,087	—	1,087	854	—	854	233	—	233
1. Adjusted gross DTA expected to be realized following the reporting date	1,087	—	1,087	854	—	854	233	—	233
2. Adjusted gross DTA allowed per limitation threshold	—	—	1,299	—	—	1,498	—	—	(199)
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	210	—	210	435	—	435	(225)	—	(225)
DTA admitted as the result of application of SSAP 101	$1,297	$—	$1,297	$1,289	$—	$1,289	$8	$—	$8

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	Years Ended December 31,
($ in millions)	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	736%	785%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$8,662	$9,987

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2022	2021	2020
Current income tax expense
Federal	$518	$1,421	$961
Foreign	—	1
Subtotal	518	1,422	961
Federal income tax on net capital gains (losses)	(397)	(3)	316
Federal income tax incurred	121	1,419	1,277

	Years Ended December 31,
(in millions)	2022	2021	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,343	$1,432	$(89)
Investments	243	15	228
Deferred acquisition costs	1,080	947	133
Fixed assets	102	404	(302)
Policyholder Dividend Accruals	4	—	4
Compensation and benefits accrual	45	37	8
Tax credit carryforward	—	97	(97)
Net operating loss carry-forward	435		435
Other (including items less than 5% of total ordinary tax assets)	28	38	(10)
Subtotal	3,280	2,970	310
Non-admitted	1,983	1,681	302
Admitted ordinary deferred tax assets	1,297	1,289	8
Capital:
Investments	2,472	2,434	38
Subtotal	2,472	2,434	38
Statutory Valuation Adjustment	303		303
Non-admitted	2,169	2,434	(265)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	1,297	1,289	8
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	105	107	(2)
Policyholder reserves	104	245	(141)
General expense	—	82	(82)
Other (including items less than 5% of total ordinary tax liabilities)	1	1	—
Subtotal	210	435	(225)
Capital:
Other (including items less than 5% of total capital tax liabilities)	—	—	—
Subtotal	—	—	—
Deferred tax liabilities	210	435	(225)
Net deferred tax assets	1,087	$854	233

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2022	2021	Change
Total adjusted deferred tax assets	$5,449	$5,404	$45
Total deferred tax liabilities	210	435	(225)
Net adjusted deferred tax assets	$5,239	$4,969	270
Tax effect of unrealized gains (losses)			(310)
Change in net deferred income tax			(40)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2022		December 31, 2021		December 31, 2020
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$191	21.0%	$ 769	21.0%	$262	21.0%
Change in valuation adjustment	303	33.2	—	—	—	—
Disregarded entities	(56)	(6.2)	(152)	(4.3)	7	0.6
Amortization of interest maintenance reserve	(97)	(10.4)	21	0.6	111	8.9
Surplus adjustments	(38)	(4.2)	(17)	(0.5)	62	5.1
Dividend received deduction	(14)	(1.6)	(15)	(0.4)	(20)	(1.6)
Prior year return true-ups and adjustments	(25)	(2.8)	(11)	(0.3)	7	0.5
Other permanent adjustments	(8)	(0.9)	11	0.3	3	0.2
Change in non-admitted assets	8	0.9	6	0.2	(13)	(1.0)
LTIP shortfall deduction	(4)	(0.4)	2	0.1	7	0.6
Separation adjustment on pensions	$(99)	(10.9)	$—	—	$—	—
Statutory income tax expense (benefit)	$161	17.7%	$614	16.7%	$426	34.3%

Federal income taxes incurred	$121	13.3%	$1,419	38.7%	$1,277	102.5%
Change in net deferred income taxes	40	4.4	(805)	(22.0)	(851)	(68.2)
Total statutory income taxes	$161	17.7%	$614	16.7%	$426	34.3%

At December 31, 2022, the Company had no foreign tax credit carryforwards.

At December 31, 2022, the Company had U.S operating loss carryforwards of $435 million generated in 2022 with unlimited carryforward periods.

At December 31, 2022, the Company had no capital loss carryforward.

At December 31, 2022, the Company had no alternative minimum tax credit.

At December 31, 2022, the Company had no general business credit carryforwards.

At December 31, 2022, the Company had no charitable contribution carryforwards.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2020	$—
2021	627
2022	—
Total	$627

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $5.8 billion and concluded that $303 million valuation allowance was required at December 31, 2022. The Company had concluded that no valuation allowance was required on the DTAs of $5.4 billion at December 31, 2021.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2022	2021
Gross unrecognized tax benefits at beginning of year	$7	$17
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	(10)
Gross unrecognized tax benefits at end of year	$7	$7

At December 31, 2022 and 2021, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $7 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2022 and 2021, the Company had accrued liabilities of $(0.1) million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2022, the Company did not recognize any expense of interest (net of the federal benefit) and penalties. In 2021 and 2020 the Company recognized benefit of interest (net of the federal expense) and penalties of $7million and less than $1 million respectively.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2022, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2019. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2021 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2022.

For the period prior to the tax deconsolidation of Corebridge from AIG, the Company will join in the filing of a consolidated federal tax return with AIG.

The following table lists those companies that form part of the 2022 AIG consolidated federal tax return:

Company	Company

A.I. Credit Corp.	AIG Credit Corp.

AGC Life Insurance Company	AIG Direct Insurance Services, Inc.

AGL Assignment Company, LLC	AIG Employee Services, Inc.

AGL Loan Investments Corporation	AIG FCOE, Inc.

AGLIC Investments Bermuda Limited	AIG Federal Savings Bank

AH SubGP 1158 Flat Iron, LLC	AIG Financial Products Corp.

AH SubGP 1384 Woodglen, LLC	AIG Fund Services, Inc.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

AH SubGP 1450 Timber, LLC	AIG Global Asset Management Holdings Corp.

AH SubGP 1535 Hunter’s Run, LLC	AIG Global Capital Markets Securities, LLC

AH SubGP 1551 Spanish Creek, LLC	AIG Global Operations (Ireland) Limited

AH SubGP 479 Sunrise, LLC	AIG Global Real Estate Investment Corp.

AH SubGP 516 Merrilltown, LLC	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS

AH SubGP 693 Parkland Pointe, LLC	AIG Home Protection Company, Inc.

AH SubGP 716 Villas of Mission Bend, LLC	AIG Insurance Management Services, Inc.

AH SubGP 759 Parker Commons, LLC	AIG International Inc.

AH SubGP 911 Mainland, LLC	AIG Kirkwood, Inc.

AIG Aerospace Adjustment Services, Inc.	AIG Life Holdings, Inc.

AIG Aerospace Insurance Services, Inc.	AIG Life of Bermuda, Ltd.

AIG Asset Management (U.S.), LLC	AIG Markets, Inc.

AIG Asset Management EU CLO, LLC	AIG Matched Funding Corp.

AIG Assurance Company	AIG MEA Investments and Services, LLC

AIG BG Holdings LLC	AIG Mortgage Capital, LLC

AIG Capital Corporation	AIG North America, Inc.

AIG Capital Services, Inc.	AIGGRE U.S. Real Estate Fund IV Lexington

AIG Century Verwaltungsgesellschaft mbH	AIGGRE VISTA, LLC

AIG Claims, Inc.	AIGT Inc. Hong Kong Branch

AIG Commercial Equipment Finance, Inc.	AIU Insurance Company

AIG Commercial Real Estate Lending	Akita, Inc.

AIG Credit (Europe) Corporation	Alabaster Capital LLC

AIG Property Casualty, Inc.	AlphaCat Capital Inc.

AIG Realty, Inc.	AM Holdings LLC

AIG Securities Lending Corp.	AIG Partnership Holdings Corp.

AIG Shared Services	AIG PC Global Services Inc.

AIG Shared Services Corporation	AIG Procurement Services, Inc.

AIG Shared Services Corporation - Management	AIG Property Casualty Company

AIG Shared Services Corporation (Philippines)	AIG Property Casualty International, LLC

AIG Specialty Insurance Company	AIG Property Casualty U.S., Inc.

AIG Spring Ridge I, Inc.	American Athletic Club, Inc.

AIG Technologies, Inc.	American General Annuity Service Corporation

AIG Technologies, Inc. (U.K. branch)	American General Assignment

AIG Travel Assist, Inc.	American General Assignment Corporation

AIG TRAVEL EMEA LIMITED	American General Insurance Agency, Inc.

AIG TRAVEL EUROPE LIMITED	American General Life Ins. Co. Non-Insulated

AIG Travel, Inc.	American General Life Insurance Co. - Insulat

AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	American General Life Insurance Company

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

AIG Warranty Services of Florida, Inc.	American General Life Services Company, LLC

AIG WarrantyGuard, Inc.	American General Realty

AIG.COM, Inc.	American Home Assurance Company

AIG-FP Capital Preservation Corp.	American International Facilities Management

AIG-FP Matched Funding Corp.	American International Group, Inc.

AIG-FP Pinestead Holdings Corp.	American International Realty Corporation

AIGGRE DC Ballpark Investor, LLC	American International Reinsurance

AIGGRE Europe Real Estate Fund I	Arthur J. Glatfelter Agency, Inc.

AIGGRE Europe Real Estate Fund I GP S.a r.l.	Blackboard Customer Care Insurance Services

AIGGRE Europe Real Estate Fund II GP S.a.r.l	Blackboard Insurance Company

AIGGRE U.S. LT Apartments Investor Lexington	Blackboard Services, LLC

AIGGRE U.S. Real Estate Fund I	Blackboard Specialty Insurance Company

AIGGRE U.S. Real Estate Fund II	Blackboard U.S. Holdings, Inc.

AIGGRE U.S. Real Estate Fund II GP, LLC	CAP Investor 1, LLC

AIGGRE U.S. Real Estate Fund III	CAP Investor 10, LLC

CAP Investor 14, LLC	LSTREET I, LLC

CAP Investor 2, LLC	LSTREET II, LLC

CAP Investor 4, LLC	MG Reinsurance Limited

CAP Investor 5, LLC	MIP PE Holdings, LLC

CAP Investor 8, LLC	Morefar Marketing, Inc.

Charleston Bay SAHP Corp.	Mt. Mansfield Company, Inc.

Commerce and Industry Insurance Company	National Union Fire Insurance

Crop Risk Services, Inc.	National Union Fire Insurance Company

Crossings SAHP Corp.	New Hampshire Insurance Company

Curzon Funding Limited	NF Seven (Cayman) Limited

Curzon Street Funding Designated Activity	PCG 2019 Corporate Member Limited

Design Professionals Association	Pearce & Pearce, Inc.

DIL/SAHP Corp.	Pine Street Real Estate Holdings Corp.

DSA P&C Solutions, Inc.	Prairie SAHP Corp.

Eaglestone Reinsurance Company	Rialto Melbourne Investor LLC

Eastgreen, Inc.	Risk Specialists Companies

First Principles Capital Management, LLC	SA Affordable Housing, LLC

Fortitude Life & Annuity Solutions, Inc.	SA SubGP 1000 Woodwind Lakes, LLC

GIG of Missouri, Inc.	SAAHP GP Corp.

Glatfelter Claims Management, Inc.	SAFG Capital LLC

Glatfelter Properties, LLC	SAFG Markets, LLC

Glatfelter Underwriting Services, Inc.	SAFG Retirement Services, Inc.

Global Loss Prevention, Inc.	SAFG Technologies, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

Global Loss Prevention, Inc. [Canada]	Susquehanna Agents Alliance, LLC

Grand Savannah SAHP Corp.	The Glatfelter Agency, Inc.

Granite State Insurance Company	The Insurance Company of the State of Pennsylvania

Health Direct, Inc.	The United States Life Insurance Company

HOSPITAL PLAN INSURANCE SERVICES	The United States Life Insurance Company - Insulated

HPIS LIMITED	The Variable Annuity Life - Insulated

Illinois National Insurance Co.	The Variable Annuity Life - Non-Insulated

Integrated Manufacturing Companies, Inc.	The Variable Annuity Life Insurance Company

Knickerbocker Corporation	Travel Guard Americas LLC Sucursal Mexico

LBMA Equipment Services, Inc.	Travel Guard Americas, LLC

Lexington Insurance Company	Travel Guard Americas, LLC [Argentina]

Lexington Specialty Insurance Agency, Inc.	Travel Guard Group, Inc.

Lilac Heights LLC	Tudor Insurance Company

Livetravel, Inc.	U G Corporation

SAHP GA III - SC LLC	VALIC Financial Advisors, Inc.

SCSP Corp.	VALIC Retirement Services Company

Service Net Solutions of Florida, LLC	Validus America, Inc.

Service Net Warranty, LLC	Validus Re Americas (New Jersey), Inc.

SNW Insurance Agency, LLC	Validus Reaseguros, Inc.

Spruce Peak Realty, LLC	Validus Services, Inc.

Stowe Mountain Holdings, Inc.	Validus Specialty Underwriting Services, Inc.

Stratford Insurance Company	Validus Specialty, LLC

SubGen NT, Inc.	Volunteer Firemen’s Insurance Services, Inc.

SunAmerica Affordable Housing Partners, Inc.	Western World Insurance Company

SunAmerica Asset Management, LLC

SunAmerica Fund Assets 83, LLC

SunAmerica Life Reinsurance Company

SunAmerica Retirement Markets, Inc.

For the period following the tax consolidation of Corebridge from AIG, the Company will join with AGC Life, AIGB, USL, and VALIC, in filing a consolidated life company federal income tax return.

The Company has a written agreement with both parent entities, AIG and AGC Life under which each subsidiary agrees to pay parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. Both AIG and AGC Life agree to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2022, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company’s statutory surplus as regards to policyholders at the preceding December 31 ; or (2) the preceding year’s statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company’s unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2023 without prior approval of the TDI is $1.9 billion. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2022, 2021 and 2020:

Date	Type	Cash or Non-cash	Amount (in millions)
2022
March 28, 2022	Ordinary	Cash	$400
June 24, 2022	Ordinary	Cash	400

2021
March 15, 2021	Ordinary	Cash	$199
June 15, 2021	Ordinary	Cash	266
September 24, 2021	Ordinary	Cash	214
December 22, 2021	Extraordinary	Non-Cash	295
December 27, 2021	Ordinary	Cash	71

The Company’s cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share. The Company paid no dividends to its parent in 2020.

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

Certain Corebridge employees participate in various AIG sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years Ended December 31,
(in millions)	2022	2021	2020
Defined benefit plans	$(9)	$(11)	$(10)
Postretirement medical and life insurance plans	1	1	1
Total	$(8)	$(10)	$(9)

Defined Contribution Plan

Prior to August 22, 2022, Corebridge employees participated in AIG’s qualified defined contribution plan that provided for contributions by employees, as well as an employer contribution. On August 22, 2022, participants’ accounts in the AIG plan were transferred to the Corebridge Financial Inc. Retirement Savings 401(k) Plan.

The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent were made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $28 million, $27 million and $27 million in 2022, 2021 and 2020, respectively.

Share-based and Deferred Compensation Plans

Prior to the IPO, certain Corebridge employees received grants of equity awards under the AIG Long Term Incentive Plan (as amended) and its predecessor plan, the AIG 2013 Long Term Incentive Plan (each as applicable, the “LTIP”), which are governed by the AIG 2013 Omnibus Incentive Plan (“Omnibus Plan”). The value of AIG equity awards are linked to the performance of AIG’s common stock. AIG granted equity awards to our employees primarily in the form of AIG restricted stock units (“RSUs”) but also granted AIG performance share units (“PSUs”) and AIG stock options to certain executives.

AIG RSUs and AIG stock options granted to Corebridge employees by AIG will be earned based solely on continued service by the participant while AIG PSUs will be earned based on both continued service and AIG achieving specified performance goals at the end of a three year performance period. These performance goals were pre-established by AIG’s Compensation and Management Resources Committee (“CMRC”) for each annual grant. The actual number of PSUs earned can vary from zero to 200% of the amount granted. Vesting occurs on January 1 of the year immediately following the end of the three-year performance period.

Prior to 2021, LTI awards accrued dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs were subject to the same vesting terms and conditions as the underlying unit. Beginning in 2021, PSUs and RSUs granted via the annual 2021 LTI award (as of the date of grant), and those existing from the 2020 LTI awards (as of the third quarter) accrue dividend equivalent rights (DERs) as AIG’s dividends are declared. These DERs will be settled in cash only if the underlying units’ vesting conditions are met; previously accrued DEUs were not impacted by this change.

The fair value of AIG RSUs and AIG PSUs that are earned solely based on certain AIG-specific metrics was based on the closing price of AIG Common Stock on the grant date; while the fair value of AIG PSUs that are earned based on AIG’s relative total shareholder return (“TSR”) was determined on the grant date using a Monte Carlo simulation. The fair value of AIG stock options was estimated on the grant date using the Black-Scholes model.

On September 6, 2022, Corebridge adopted the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”) and the Corebridge Financial, Inc. Long-term Incentive Plan (the “LTIP,” together with the 2022 Plan, the “Corebridge Plans”). Following the IPO, equity awards may be granted under the Corebridge Plans to current employees or directors of the Company or, solely with respect to their final year of service, former employees.

Equity awards under the Corebridge Plans are linked to Corebridge common stock (“CRBG Stock”). A total of 40,000,000 shares of CRBG Stock are authorized for delivery pursuant to awards granted or assumed under the Plans. Delivered shares may be newly-issued shares or shares held in treasury.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

All AIG RSUs that were held by active Corebridge employees on September 14, 2022 (the pricing date for the IPO) were converted into RSUs linked to the performance of CRBG Stock (“Corebridge RSUs”), on terms and conditions that are substantially the same as the corresponding AIG RSUs, with the number of AIG RSUs adjusted in a manner intended to preserve their intrinsic value as of immediately before and immediately following the conversion (subject to rounding). Specifically, the AIG RSUs were converted to Corebridge RSUs based on a conversion factor of 2.580952. The conversion factor was determined by the AIG closing stock price on September 14 ($54.20) divided by the public offering price for CRBG Stock in the IPO ($21.00).

The Company receives an allocation for these expenses. The Company recognized compensation expenses of $31 million, $28 million and $22 million for the years ending December 31, 2022, 2021 and 2020, respectively, on the date of grant of which all was recharged to related parties.

20. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company’s interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.

The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2022 is $2 billion

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2022	2021
Membership stock - Class B	$7	$7
Activity stock	141	129
Excess stock	15	22
Total	$163	$158

Actual or estimated borrowing capacity as determined by the insurer	$5,525	$5,942

The Company did not hold any Class A at December 31, 2022 or 2021.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2022		December 31, 2021
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$5,043	$4,432	$4,265	$4,469

Maximum amount pledged during reporting period	5,131	4,486	4,589	4,817

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2022	2021
Amount outstanding	$3,448	$3,148

Maximum amount borrowed during reporting period	$3,448	$3,648

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2022 or 2021.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts

10-year floating rate	February 15, 2018	$1,148

10-year floating rate	February 15, 2018	1,277

10-year floating rate	February 15, 2018	175

10-year floating rate	February 6, 2018	87

10-year floating rate	January 25, 2018	31

10-year floating rate	May 23, 2017	52

10-year floating rate	January 31, 2017	67

10-year floating rate	January 12, 2017	57

10-year floating rate	June 14, 2016	254

5-year fixed rate	August 25, 2022	300

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $3.2 billion and at December 31, 2022 and 2021, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2022, $1.1 billion are currently expected to expire in 2023, and the remainder by 2041 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2022 and 2021, the Company had $3.8 billion and $2.4 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $1.3 billion are expected to expire in 2023 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2021, the future minimum lease payments under the operating leases are as follows:

(in millions)
2023	$12
2024	5
2025	4
2026	4
2027	1
Thereafter	$—
Total	26

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Rent expense was $16 million, $18 million and $19 million in 2022, 2021 and 2020, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Effective January 1, 2013, the California legislature enacted AB 1747 (the Act), which amended the Insurance Code to mandate that life insurance policies issued and delivered in California contain a 60-day grace period during which time the policies must remain in force after a premium payment is missed, and that life insurers provide both a 30-day minimum notification of lapse and the right of policy owners to designate a secondary recipient for lapse and termination notices. Following guidance from the California Department of Insurance and certain industry trade groups, the Company interpreted the Act to be prospective in nature, applying only to policies issued and delivered on or after the Act’s January 1, 2013, effective date. On July 18, 2017, the Company was sued in a putative class action captioned Moriarty v. American General Life Insurance Company, No. 17-cv-1709 (S.D. Cal.), challenging the Company’s prospective application of the Act. Plaintiff’s complaint, which is similar to complaints filed against other insurers, argues that policies issued and delivered prior to January 1, 2013, like the $1 million policy issued to Plaintiff’s husband do not lapse—despite nonpayment of premiums—if the insurer has not complied with the Act’s terms. On August 30, 2021, the California Supreme Court issued an opinion in McHugh v. Protective Life Insurance, 12 Cal. 5th 213 (2021), ruling that the Act applies to all policies in force on January 1, 2013, regardless of when the policies were issued. On February 7, 2022, Plaintiff filed motions for summary judgment and class certification; the Company opposed both motions and filed its own motion for partial summary judgment. On July 26, 2022, the District Court granted in part and denied in part the Company’s motion for partial summary judgment, and on September 7, 2022, the District Court denied Plaintiff’s motion for summary judgment. In the summary judgment decisions, the District Court declined to adopt Plaintiff’s theory that a failure to comply with the Act necessitates payment of policy benefits or to make a pre-trial determination as to the Company’s liability. On September 27, 2022, the District Court denied Plaintiff’s motion for class certification without prejudice. The District Court declined to certify Plaintiff’s proposed class consisting of claims for monetary damages and equitable relief but indicated that Plaintiff could seek the certification of a narrower class consisting only of claims for monetary damages. The District Court indicated, however, that it has “substantial concerns” as to whether individual issues such as actual damages and causation would predominate, precluding class certification. While the District Court had initially set a trial date for February 7, 2023, it has since vacated that date and indicated that it will set a new trial date in due course, following consultation with the parties. Proceedings are ongoing in other California cases that raise similar industry- wide issues, including in the McHugh case on remand from the California Supreme Court, in which the California Court of Appeal rendered an unpublished opinion on October 10, 2022 that also declined to hold that failure to comply with the Act automatically necessitates payment of policy benefits. We have accrued our current estimate of probable loss with respect to this litigation.

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. The Company is disputing the requested rate increases under these agreements. Certain reinsurers with whom the Company has disputes have initiated arbitration proceedings against the Company, and others may initiate them in the future. To the extent reinsurers have sought retroactive premium increases, the Company has accrued our current estimate of probable loss with respect to these matters.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $39 million and $38 million for these guarantee fund assessments at December 31, 2022 and 2021, respectively. The Company has recorded receivables of $31 million and $30 million at December 31, 2022 and 2021, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2022 and 2021. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2022 and 2021, the Company had admitted assets of $153 million and $152 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

During 2022 and 2021, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Standard of Care Development

The Company provides products and services to certain employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and/or the Code. Plans subject to ERISA include certain pension and profit-sharing plans and welfare plans, including health, life and disability plans. As a result, our activities are subject to the restrictions imposed by ERISA and the Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Code are subject to enforcement by the DOL, the IRS and the Pension Benefit Guaranty Corporation.

The Company and our distributors are subject to laws and regulations regarding the standard of care applicable to sales of our products and the provision of advice to our customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. We closely monitor these legislative and regulatory activities and evaluate the impact of these requirements on us and our customers, distribution partners and financial advisers. Where needed, we have made significant investments to implement and enhance our tools, processes and procedures, to comply with the final rules and interpretations. These efforts and enhancements have resulted in increased compliance costs and may impact sales results and increase regulatory and litigation risk. Additional changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, have impacted, and may impact our businesses, results of operations and financial condition.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

22. RELATED PARTY TRANSACTIONS

Sale of Certain AIG Life and Retirement Retail Mutual Funds Business

On February 8, 2021, Corebridge announced the execution of a definitive agreement with Touchstone Investments, Inc. (“Touchstone”), an indirect wholly owned subsidiary of Western & Southern Financial Group, to sell certain assets of our retail mutual funds business. This sale consisted of the reorganization of twelve of the retail mutual funds managed by our subsidiary SunAmerica Asset Management, LLC (“SAAMCo”) into certain Touchstone funds. Concurrently, the twelve retail mutual funds managed by SAAMCo, with $6.8 billion in assets, were reorganized into Touchstone funds. Additional consideration has been and may be earned over a three-year period based on asset levels in certain reorganized funds. Six retail mutual funds managed by SAAMCo and not included in the transaction were liquidated. Corebridge continues to retain our fund management platform and capabilities dedicated to our variable annuity insurance products.

Events Related to AIG and Corebridge

Separation of Life and Retirement Business and Relationship with Blackstone

On September 19, 2022, Corebridge completed an initial public offering (the “IPO”) in which AIG sold 80 million shares of Corebridge common stock to the public. As of December 31, 2022, AIG owns 77.7% of the outstanding common stock of Corebridge. AIG is a publicly-traded entity, listed on the New York Stock Exchange (NYSE:AIG). The term “AIG” means AIG and its consolidated subsidiaries, unless the context refers to AIG only.

On November 2, 2021, Argon Holdco LLC (“Argon”), a wholly-owned subsidiary of Blackstone, Inc. (“Blackstone”), acquired a 9.9% equity stake in Corebridge and Corebridge entered into a long-term asset management relationship with Blackstone. Pursuant to the partnership, Corebridge initially transferred $50 billion of assets in their investment portfolio to Blackstone. As of December 31, 2022, the book value of the assets transferred to Blackstone was $48.9 billion. Further beginning in the fourth quarter of 2022, Corebridge transferred $2.1 billion to Blackstone and will transfer $2.1 billion each quarter for an aggregate of $92.5 billion by the third quarter of 2027.

Pursuant to the Stockholders’ Agreement that Corebridge entered into with AIG and Argon at the time of acquisition of Argon’s Corebridge equity stake, Argon may not sell its ownership interest in Corebridge subject to exceptions permitting Argon to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the IPO, with the transfer restrictions terminating in full on the fifth anniversary of the IPO. Also, until Argon no longer owns at least 50% of its initial investment in Corebridge, it will have the right to designate for nomination for election one member of the Corebridge board of directors.

Prior to the IPO, Corebridge and certain U.S. subsidiaries were included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined or unitary basis. The provision for income taxes is calculated on a separate return basis. Following the IPO, AIG owns a less than 80% interest in Corebridge, resulting in tax deconsolidation of Corebridge from the AIG Consolidated Tax Group and in a small minority of state jurisdictions which follow federal consolidation rules, the most significant being Florida. In addition, under the applicable law, AGC and its directly owned life insurance subsidiaries (the “AGC Group”) will not be permitted to join in the filing of a U.S. consolidated federal income tax return with our other subsidiaries (collectively, the “Non-Life Group”) for the five-year waiting period. Instead, the AGC Group is expected to file separately as members of the AGC consolidated U.S. federal income tax return during the five-year waiting period. Following the five-year waiting period, the AGC Group is expected to join the U.S. consolidated federal income tax return with the Non-Life Group.

On November 1, 2021, Corebridge declared a dividend payable to AIG in the amount of $8.3 billion. In connection with such dividend, Corebridge issued a promissory note to AIG in the amount of $8.3 billion. As of September 30, 2022, the promissory note to AIG has been paid in full.

On December 15, 2021, Corebridge and Blackstone Real Estate Income Trust (“BREIT”), a long-term, perpetual capital vehicle affiliated with Blackstone, completed the acquisition by BREIT of the Company’s interests in a U.S. affordable housing portfolio for $4.9 billion.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investment Management Agreements with BlackRock

Under the BlackRock Agreements, Corebridge completed the transfer of the management of approximately $82.4 billion in book value of liquid fixed income and certain private placement assets in the aggregate to BlackRock as of December 31, 2022. In addition, liquid fixed income assets associated with Fortitude Re portfolio were separately transferred to BlackRock. The BlackRock Agreements provide Corebridge with access to market-leading capabilities, including portfolio management, research and tactical strategies in addition to a larger pool of investment professionals. Corebridge believes BlackRock’s scale and fee structure make BlackRock an excellent outsourcing partner for certain asset classes and will allow us to further optimize our investment management operating model while improving overall performance. The fees, terms and conditions of the BlackRock Agreements were extensively negotiated, and Corebridge believes them to be highly competitive with those available from other leading investment managers for a fixed income portfolio of comparable size. Further, BlackRock is responsible for its own overhead and operating expenses under the BlackRock Agreements, with the insurance company subsidiaries reimbursing reasonable and documented out-of-pocket third-party expenses.

With respect to other potential liabilities under the BlackRock Agreements, the insurance company subsidiaries have agreed to indemnify BlackRock for certain losses incurred in connection with the services provided by BlackRock pursuant to the BlackRock Agreements or resulting from the insurance company subsidiaries’ breach of the investment management agreements.

The investment management agreements contain detailed investment guidelines and reporting requirements. These agreements also contain reasonable and customary representations and warranties, standard of care, confidentiality and other provisions. The investment management agreements will continue unless terminated by either party on 45 days’ notice or by us immediately for cause. Corebridge will continue to be responsible for the overall investment portfolio, including decisions surrounding asset allocation, risk composition and investment strategy.

Fortitude Re

Fortitude Re was established during the first quarter of 2018 in a series of reinsurance transactions related to AIG’s run-off operations. Those reinsurance transactions were designed to consolidate most of AIG’s Insurance run-off lines into a single legal entity. As of December 31, 2022, approximately $29.0 billion of reserves from Corebridge Run-Off Lines and approximately $3.2 billion of reserves from AIG’s General Insurance Run-Off Lines related to business written by multiple wholly-owned AIG subsidiaries, had been ceded to Fortitude Re under these reinsurance transactions. Of the Fortitude Re reinsurance agreements, the largest is the Amended and Restated Combination Coinsurance and Modified Coinsurance Agreement by and between Corebridge’s subsidiary, the Company and Fortitude Re. Under this treaty, approximately $22.1 billion of the Company reserves as of December 31, 2022 were ceded to Fortitude Re representing a mix of life and annuity risks. Fortitude Re provides 100 percent reinsurance of the ceded risks. The Company retains the risk of collection of any third party reinsurance covering the ceded business. At effectiveness of the treaty, an amount equal to the aggregate ceded reserves was deposited by the Company into a modified coinsurance account of the Company to secure the obligations of Fortitude Re. Fortitude Re receives or makes quarterly payments that represent the net gain or loss under the treaty for the relevant quarter, including any net investment gain or loss on the assets in the modified coinsurance account. In December 2022, the management of most of the public fixed income securities in the modified coinsurance account was transitioned to BlackRock. In accordance with the terms of the treaty, following the third anniversary of the June 2, 2020 closing of the sale of our majority interest in Fortitude Group Holdings, L.L.C., Fortitude Re has increased rights to direct the appointment of investment managers to manage the assets in the modified coinsurance account.

Following receipt of all regulatory approvals and the satisfaction of other conditions, effective as of January 1, 2022, AIG sold to an affiliate of Fortitude Re all of the outstanding capital stock of two servicing companies that administer the Life and Retirement and General Insurance ceded business, and the ceding insurers entered into administrative services agreements pursuant to which AIG transferred administration of certain Life and Retirement and General Insurance ceded business to such companies.

Transfer of AIG Technologies, Inc and Eastgreen Inc.

In connection with the Reorganization, Corebridge and AIG entered into agreements under which Corebridge purchased AIG Technologies, Inc. (“AIGT”) and Eastgreen, Inc. (“Eastgreen”) from AIG affiliates on February 28, 2022 for total consideration of $107 million. AIGT provides data processing, technology and infrastructure services to Corebridge and AIG entities in the United States, including management of AIG hardware and networks. AIGT utilizes two data centers to provide its services. The real estate related to the two data centers is owned by Eastgreen. To the extent needed, AIGT will continue to provide services to AIG for a transition period.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

COVID-19

We are continually assessing the impact on our business, operations and investments of COVID-19 and the resulting ongoing economic and societal disruption. These impacts initially included a global economic contraction, disruptions in financial markets, increased market volatility and declines in certain equity and other asset prices that had negative effects on our investments, our access to liquidity, our ability to generate new sales and the costs associated with claims. Further, significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally. We cannot predict what form future legal and regulatory responses to concerns about COVID-19 and related public health issues will take, or how such responses will impact our business.

The most significant impacts relating to COVID-19 have been the impact of interest rate, credit spreads and equity market levels on spread and fee income, and increased mortality. We are actively monitoring the mortality rates and the potential direct and indirect impacts that COVID-19 may have across our businesses. The last two quarters saw the fewest national fatalities since the start of the pandemic. Actual data related to cause of death is not always available for all claims paid, and such cause of death data does not always capture the existence of comorbid conditions. The regulatory approach to the pandemic and impact on the insurance industry is continuing to evolve and its ultimate impact remains uncertain.

We have a diverse investment portfolio with material exposures to various forms of credit risk. To date, there has been minimal impact on the value of the portfolio. At this point in time, uncertainty surrounding the duration and severity of the COVID-19 pandemic makes the long-term financial impact difficult to quantify.

COVID-19 continued to have an impact in 2022. Circumstances resulting from the COVID-19 pandemic, in addition to an increase in claims, may also impact utilization of benefits, lapses or surrenders of policies and payments of insurance premiums, all of which have impacted and could further impact the revenues and expenses associated with our products.

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company’s commercial mortgage loans were transferred to special purpose entities (Selkirk No.1 Investments, Selkirk No.3A Investments ), with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. Selkirk No.1 Investments and Selkirk No.3V Investments was redeemed in full in 2021.

Lighthouse VI

During 2013, the Company, along with its affiliate, The Variable Annuity Life Insurance Company (“VALIC”) executed three transactions (Lighthouse I, Lighthouse II, and Lighthouse III) in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company’s Representative Security Account (RSA). In each transaction, a portion of the Company’s securities were transferred to the RSA of VALIC in exchange for other VALIC securities. As of October 2021, the CTFs for the Lighthouse I and Lighthouse II transactions were liquidated.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (Ambrose 2013-2, Ambrose 2013-3, Ambrose 2013-5, Ambrose 2014-6). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. As of May 2021, all of the structured securities issued by the Ambrose entities, held by the Company were redeemed in full.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life Holding, Inc. between July 13, 1998 and April 30, 2010.

American Home’s and National Union’s audited statutory financial statements are filed with the SEC in the Company’s registration statements for variable products that are subject to the Guarantees.

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. (“AIGB”) entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB’s books related to this agreement was approximately $330,000 at December 31, 2022 and 2021. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s variable annuity (VA) business were ceded to the Company. The ceded reserves and assets supporting the reserves remain on VALIC’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of VALIC’s VA contracts, excluding those issued by VALIC in the State of New York and those that have been previously assumed (through reinsurance) by VALIC. At inception, VALIC ceded approximately $22.9 billion of reserves and received a ceding commission of approximately $1.5 billion from the Company representing the embedded profits in the business ceded. The Company recorded assumed premiums of approximately $23 billion as well as modco reinsurance assumed of approximately $22 billion in the statutory statement of operations. After contract inception, the Company will pay a ceding commission and expense allowance to reimburse VALIC for its commissions, related issue and policy administration expenses. The agreement was non-disapproved by the TDI. The agreement allows the Company and VALIC to more efficiently manage the reserve and capital requirements for their VA business.

In December 2022, the Company received capital contributions of $1.9 billion from AGC Life in connection with the Company and VALIC reinsurance transaction.

During the year ended December 31, 2022, the Company purchased $4 billion and sold $5 billion of securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the TDI, as applicable.

Effective January 1, 2011, the Company entered into a Reinsurance Agreement (AGL-1101) with AGC Life pursuant to which certain blocks of life business issued by the Company were ceded to AGCL. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Insurance. Amendment 29 to the reinsurance agreement was

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

approved by the TDI and MDOI effective December 31, 2021 to add certain term and universal life policies issued by the Company on or after January 1, 2020 to the reinsurance agreement. Amendment 29 will be closed to new business as of December 31, 2021.

On January 2, 2020, the Company sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by AIG Life Holdings, Inc. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to special surplus funds and will be subsequently amortized to unassigned surplus over a 10 year period. Amortization for the period ending December 31, 2022 and 2021 were $25 million each year.

AIG Life Holdings, Inc. issued two senior promissory notes to the Company in the amount of $150 million and $200 million (“2019 Promissory Notes”), respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG for the benefit of the Company, with maturity dates of five and four years respectively and interest rates of 2.52% and 2.40% per year respectively. On December 31, 2020, the TDI issued a letter allowing the Company to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP 25.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $76 million, $263 million, and $320 million in 2022, 2021 and 2020, respectively. AGLIC Bermuda made distributions to the Company of $214 million in 2022, $113 million in 2021 and $8 in 2020.

At December 31, 2022, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II were approximately $86.9 million, $79 million, $191 million, $75.8 million, $47 million and $179 million, respectively.

At December 31, 2021, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, Europe Fund I and Europe Fund II were approximately $87.5 million, $82.2 million, $128 million, $52.8 million and $192.2 million, respectively.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $90.7 million, $93.2 million, $128 million, $57.9 million and $229.9 million, respectively.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from AIG (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and reborrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million. This agreement terminated concurrent with the IPO of Corebridge Financial on September 19, 2022.

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million.The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million. As of December 31, 2022, the Company had no outstanding balance owing under this revolving loan facility.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2022:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AGLIC INVESTMENTS BERMUDA LTD.	$678	$—	$678	10/13/2020
AGL LOAN INVESTMENTS CORPORATION	76	—	76	5/7/2020
AIG Direct - SER B	2	2	—	NA
AIG Direct - SER A	2	2	—	NA
AIG Direct - NON VOTING	1	1	—	NA
American General Assignment Corp COM	—	—	—	NA
Kirkwood	—	—	—	NA
American Gen Annuity Svc Corp	—	—	—	NA
UG Corp COM	—	—	—	NA
AGL Assignment Co LLC	—	—	—	NA
SunAmerica Affordable Housing LLC	183	—	183
SunAmerica Asset Management LLC	41	—	41	NA
Helios Finance III LLC	2	—	2	NA
Whitehouse Hotel LP	65	—	65	NA
GRE LB Industrial Joint Venture II, LP	38	—	38	NA
Bayshore PII Company LLC	9	9	—	NA
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	73	—	73	NA
AIGGRE US Real Estate Fund IV Development Sidecar LP	34	—	34	NA
SPAIG North Williams, LLC	(3)	—	(3)	NA
AIGGRE U.S. Real Estate Fund IV, LP	158	—	158	NA
Southeast Industrial JV LLC	78	—	78	NA
AIGGRE U.S. Real Estate Fund III, LP	199	—	199	NA
Clinton Grand Holdings LLC	9	—	9	NA
AIGGRE Europe Real Estate Fund I S.C.SP	24	—	24	NA
Bayshore Shopping Center JV LLC	23	—	23	NA
AIGGRE U.S. Real Estate Fund II, LP	117	—	117	NA
AIGGRE U.S. Real Estate Fund I, LP	(17)	—	(17)	NA
Total	$1,792	$14	$1,778

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Capital Management Corporation, in the amount of $585 million and $242 million at December 31, 2022 and 2021, respectively. These funds were reclassified in 2021 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG, Corebridge and affiliates provide, or cause to be provided, such as administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $68 million and $84 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2022 and 2021, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $1 million, $50 million and $43

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

million under such agreements for expenses attributed to the Company but incurred by affiliates in 2022, 2021 and 2020, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $112 million in 2022, $102 million in 2021 and $119 million in 2020, respectively.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 25, 2023, the date the financial statements were issued.

The Company paid an ordinary dividend of $500 million to AGC Life Insurance Company on March 27, 2023.

Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2022
Investment income earned:
Government bonds	$44
Other bonds (unaffiliated)	4,564
Bonds of affiliates	10
Preferred stocks (unaffiliated)	10
Common stocks (unaffiliated)	2
Common stocks of affiliates	6
Cash and short-term investments	43
Mortgage loans	1,042
Real estate	4
Contract loans	68
Other invested assets	696
Derivative instruments	994
Miscellaneous income	4
Gross investment income	$7,487

Real estate owned - book value less encumbrances	$9

Mortgage loans - book value:
Commercial mortgages	$22,340
Residential mortgages	2,484
Mezzanine loans	601
Total mortgage loans	$25,425

Mortgage loans by standing - book value:
Good standing	$24,779
Good standing with restructured terms	476
Interest overdue more than 90 days, not in foreclosure	11
Foreclosure in process	159
Total mortgage loans	$25,425

Partnerships - statement value	$8,026

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$360
Common stocks	753

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$5,004
Over 1 year through 5 years	24,935
Over 5 years through 10 years	28,471
Over 10 years through 20 years	18,570
Over 20 years	31,887
Total maturity	$108,867

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$61,599
Class 2	40,244
Class 3	3,873
Class 4	2,918
Class 5	109
Class 6	124
Total by class	$108,867

Total bonds, short-term and cash equivalent bond investments publicly traded	$59,709
Total bonds, short-term and cash equivalent bond investments privately traded	49,158

Preferred stocks - statement value	$93
Common stocks - market value	927
Short-term investments - book value	387
Cash equivalents - book value	758
Options, caps and floors owned - statement value	818
Collar, swap and forward agreements open - statement value	(1,168)
Futures contracts open - current value	9
Cash on deposit	(194)

83

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES - (continued)

(in millions)	December 31, 2022
Life insurance in-force:
Industrial	$715
Ordinary	127,538
Credit	—
Group	3,701

Amount of accidental death insurance in-force under ordinary policies	4,649

Life insurance policies with disability provisions in-force:
Industrial	198
Ordinary	38,398
Group life	31

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	712
Income payable	331

Ordinary - involving life contingencies:
Amount on deposit	275
Income payable	92

Group - not involving life contingencies:
Amount on deposit	1

Annuities:
Ordinary:
Immediate - amount of income payable	$1,379
Deferred, fully paid - account balance	65,407
Deferred, not fully paid - account balance	34,280

Group:
Amount of income payable	563
Fully paid - account balance	506
Not fully paid - account balance	15,702

Accident and health insurance - premiums in-force:
Other	$70
Group	—
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$7,194
Dividend accumulations - account balance	511

Claim payments in 2022
Group accident & health:
2022	$—
2021	—
2020	—
2019	—
2018	—
Prior	160

Other accident & health:
2022	1
2021	(79)
2020	(57)
2019	(13)
2018	57
Prior	370

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2022

(in millions)

1. The Company’s total admitted assets as of December 31, 2022 are $212 billion

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2022 are $152 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	OIA	$1,443	0.90%
b.	AIG Global Real Estate Investment Corp	OIA RE	774	0.50
c.	Senior Direct Lending Program LLC	BONDS	774	0.50
d.	Amazon.com, Inc.	BONDS	679	0.40
e.	Duke Energy Corporation	BONDS	627	0.40
f.	American Electric Power Company, Inc.	BONDS	545	0.40
g.	Exelon Corporation	BONDS	530	0.30
h.	Microsoft Corporation	BONDS	500	0.30
i.	Anheuser-Busch InBev NV/SA	BONDS	497	0.30
j.	Comcast Corporation	BONDS	493	0.30

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks

NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$61,599	40.50%	P/RP - 1	$82	0.10%
NAIC - 2	40,244	26.50	P/RP - 2	4	—
NAIC - 3	3,873	2.50	P/RP - 3	—	—
NAIC - 4	2,918	1.90	P/RP - 4	—	—
NAIC - 5	109	0.10	P/RP - 5	7	—
NAIC - 6	124	0.10	P/RP - 6	—	—

4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$25,974	17.10%
b.	Foreign currency denominated investments	9,988	6.60
c.	Insurance liabilities denominated in that same foreign currency	—	—

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$23,394	15.40%
b.	Countries rated NAIC - 2	1,943	1.30
c.	Countries rated NAIC - 3 or below	637	0.40

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$5,929	3.90%
	Country 2: Cayman Islands	4,238	2.80
b.	Countries rated NAIC - 2
	Country 1: Mexico	569	0.40
	Country 2: Indonesia	312	0.20
c.	Countries rated NAIC - 3 or below
	Country 1: British Virgin Isles	144	0.10
	Country 2: Dominican Republic	77	0.10

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$9,988	6.60%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$9,982	6.60%
b.	Countries rated NAIC - 2	5	—
c.	Countries rated NAIC - 3 or below	2	—

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: Ireland	$4,278	2.80%
	Country 2: United Kingdom	1,930	1.30
b.	Countries rated NAIC - 2
	Country 1:	3	—
	Country 2:	2	—
c.	Countries rated NAIC - 3 or below
	Country 1: Brazil	2	—
	Country 2:	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	5555180	MORTGAGE LOAN	$309	0.20%
b.	5555233	MORTGAGE LOAN	302	0.20
c.	5555207	MORTGAGE LOAN	290	0.20
d.	Royal Dutch Shell plc	NAIC 1 - Bonds	270	0.20
e.	5555143	MORTGAGE LOAN	253	0.20
f.	5555239	MORTGAGE LOAN	248	0.20
g.	Silver (BREDS)	Other invested Assest	244	0.20
h.	5555184	MORTGAGE LOAN	241	0.20
i.	Carlyle Group	Other invested Assest	210	0.10
j.	5555187	MORTGAGE LOAN	210	0.10

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1443	0.90%
b.	AIG Global Real Estate Investment Corp	774	0.50
c.	AIG Home Loan	425	0.30
d.	Silver (BREDS)	244	0.20
e.	SUNAMERICA INVESTMENT INC.	224	0.10
f.	Think Investments LLC	210	0.10
g.	AIG DECO Fund II LP	191	0.10
h.	AIG Commercial Real Estate Lending Holdings LLC	169	0.10
i.	Project Jermyn USD	166	0.10
j.	GENERAL ATLANTIC	166	0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets

Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$2,340	1.50%

Largest three investments held in nonaffiliated, privately placed equities:
a.	AIG Home Loan 2 LLC	$425	0.30
b.	Carlyle Alternative Opportunities Fund L.P.	348	0.20
c.	Carlyle Credit Opportunities Fund II L.P.	271	0.20

Ten largest fund managers:

	Fund Manager	Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,443	$1,443	$—
b.	AIG Global Real Estate Investment Corp	774	—	774
c.	AIG Home Loan	425	425	—
d.	Silver (BREDS)	244	—	244
e.	SUNAMERICA INVESTMENT INC.	224	224	—
f.	Think Investments LLC	210	210	—
g.	AIG DECO Fund II LP	191	191	—
h.	AIG Commercial Real Estate Lending Holdings LLC	169	—	169
i.	Project Jermyn USD	166	—	166
j.	GENERAL ATLANTIC	166	166	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.20%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555180, DNK	309	0.20
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555233, DEU	302	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	290	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002930, CA	273	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	253	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555239, DEU	248	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	241	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002917, NY	232	0.20

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$1,949	1.30%
b.	Mortgage loans over 90 days past due	11	—
c.	Mortgage loans in the process of foreclosure	159	0.10
d.	Mortgage loans foreclosed	—	—
e.	Restructured mortgage loans	476	0.30

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$—	— %	$385	0.30%	$—	— %
b.	91% to 95%	—	—	244	0.20	—	—
c.	81% to 90%	1	—	728	0.50	—	—
d.	71% to 80%	—	—	2,307	1.50	—	—
e.	below 70%	2,483	1.60	18,983	12.50	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter

		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a.	Securities lending (do not include assets held as collateral for such transactions)	$—	— %	$1,886	$1,947	$—
b.	Repurchase agreements	1,933	1.30	217	225	236
c.	Reverse repurchase agreements	—	—	—	—	—
d.	Dollar repurchase agreements	—	—	—	—	—
e.	Dollar reverse repurchase agreements	—	—	—	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$—	— %	$ —	— %
b.	Income generation	—	—	—	—
c.	Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$706	0.50%	$ 786	$ 739	$ 721
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$142	0.10%	$113	$93	$88
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2022

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,314	0.9%	$1,314	$—	$1,314	0.9%
All other governments	2,629	1.8	2,629	—	2,629	1.8
U.S. states, territories and possessions, etc. guaranteed	268	0.2	268	—	268	0.2
U.S. political subdivisions of states, territories, and possessions, guaranteed	332	0.2	332	—	332	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	6,159	4.2	6,159	—	6,159	4.2
Industrial and miscellaneous	93,378	63.6	93,378	—	93,378	63.6
Hybrid securities	435	0.3	435	—	435	0.3
Parent, subsidiaries and affiliates	360	0.3	360	—	360	0.3
SVO identified funds	—	—	—	—	—	—
Unaffiliated Bank loans	3,580	2.4	3,580	—	3,580	2.4
Total long-term bonds	$108,455	73.9	$108,455	$—	$108,455	73.9
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$93	0.1	$93	$—	$93	0.1
Parent, subsidiaries and affiliates	—	—	—	—	—	—
Total preferred stocks	$93	0.1	$93	$—	$93	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$9	—	$9	$—	$9	—
Industrial and miscellaneous Other (Unaffiliated)	165	0.1	165	—	165	0.1
Parent, subsidiaries and affiliates Publicly traded	678	0.5	678	—	678	0.5
Parent, subsidiaries and affiliates Other	80	0.1	76	—	76	0.1
Mutual funds	—	—	—	—	—	—
Total common stocks	$932	0.6	$928	$—	$928	0.6
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	2,484	1.7	2,484	—	2,484	1.7
Commercial mortgages	22,340	15.2	22,340	—	22,340	15.2
Mezzanine real estate loans	601	0.4	601	—	601	0.4
Total valuation allowance	(294)	(0.2)	(294)	—	(294)	(0.2)
Total mortgage loans	$25,131	17.1	$25,131	$—	$25,131	17.1
Real estate:
Properties occupied by company	$6	—	$6	$—	$6	—
Properties held for production of income	3	—	3	—	3	—
Properties held for sale	—	—	—	—	—	—
Total real estate	$9	—	$9	$—	$9	—
Cash, cash equivalents and short-term investments:
Cash	$(194)	(0.1)	$(194)	$—	$(194)	(0.1)
Cash equivalents	758	0.5	758	—	758	0.5
Short-term investments	387	0.3	387	—	387	0.3
Total cash, cash equivalents and short-term investments	$951	0.7	$951	$—	$951	0.7
Contract loans	$1,159	0.8	$1,138	$—	$1,138	0.8
Derivatives	466	0.3	466	—	466	0.3
Other invested assets	7,877	5.4	7,866	—	7,866	5.4
Receivables for securities	73	0.1	73	—	73	0.1
Securities Lending	—	—	—	—	—	—
Other invested assets	1,661	1.1	1,661	—	1,661	1.1
Total invested assets	$146,807	100.0%	$146,771	$—	$146,771	100%

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

December 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:             __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:             __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ X ] No [ ]		No

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES - (continued)

DECEMBER 31, 2022

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

National Union Fire Insurance Company of Pittsburgh, Pa.

An AIG Company

NAIC Code: 19445

Statutory Basis Financial Statements

As of December 31, 2022 and 2021

and for the years ended December 31, 2022, 2021 and 2020

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

As of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Directors of National Union Fire Insurance Company of Pittsburgh, Pa.:

Opinions

We have audited the accompanying statutory basis financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. (the “Company”), which comprise the statements of admitted assets, and of liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and changes in capital and surplus, and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations and changes in capital and surplus, or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 25, 2023

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Admitted Assets
	December 31, 2022	December 31, 2021

Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2022 - $11,431; 2021 - $12,052)	$12,263	$11,760
Common stocks, at carrying value (cost:2022 - $245; 2021 - $198)	229	201
Preferred stocks, primarily at fair value (cost: 2022 - $16; 2021 - $1)	17	1
Other invested assets (cost:2022 - $1,541; 2021 - $1,491)	1,909	2,058
Mortgage loans	2,300	3,180
Derivative instruments	14	33
Short-term investments, at amortized cost (approximates fair value)	161	113
Cash and cash equivalents	713	616
Receivable for securities sold	187	66
Total cash and invested assets	$17,793	$18,028

Investment income due and accrued	$127	$110
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,261	1,177
Premiums and installments booked but deferred and not yet due	190	149
Accrued retrospective premiums	289	355
High deductible recoverable on paid losses	23	37
Reinsurance recoverable on paid losses	664	646
Funds held by or deposited with reinsurers	316	297
Net deferred tax assets	389	558
Receivables from parent, subsidiaries and affiliates	239	387
Other assets	195	187
Allowance for uncollectible accounts	(35)	(39)
Total admitted assets	$21,451	$21,892

See Notes to Statutory Basis Financial Statements

5	STATEMENTS OF ADMITTED ASSETS – As of December 31, 2022 and 2021

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions, Except Par Value Per Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2022	December 31, 2021

Liabilities

Reserves for losses and loss adjustment expenses	$8,598	$8,924

Unearned premium reserves	2,719	2,782

Commissions, premium taxes, and other expenses payable	106	123

Reinsurance payable on paid loss and loss adjustment expenses	469	332

Current federal and foreign taxes payable to parent	48	31

Funds held by company under reinsurance treaties	1,552	1,707

Provision for reinsurance	39	16

Ceded reinsurance premiums payable, net of ceding commissions	666	631

Collateral deposit liability	455	437

Payable for securities purchased	194	40

Payable to parent, subsidiaries and affiliates	813	757

Other liabilities	355	456
Total liabilities	$16,014	$16,236

Capital and Surplus

Common capital stock, $5 par value, 1,000,000 shares authorized, 895,750 shares issued and outstanding	$4	$4

Capital in excess of par value	3,910	3,910

Unassigned surplus	1,090	1,065

Special surplus funds from reinsurance	433	677
Total capital and surplus	5,437	5,656
Total liabilities, capital and surplus	$21,451	$21,892

See Notes to Statutory Basis Financial Statements

6	STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2022 and 2021

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,
	2022	2021	2020
Statements of Operations

Underwriting income:

Premiums earned	$4,673	$4,467	$4,816
Underwriting deductions:

Losses incurred	2,473	2,760	3,357

Loss adjustment expenses	279	213	369

Other underwriting expenses	1,629	1,583	1,542
Total underwriting deductions	4,381	4,556	5,268
Net underwriting gain (loss)	292	(89)	(452)

Investment gain:

Net investment income earned	770	731	612

Net realized capital (losses) gains (net of capital gains tax expense: 2022- $52; 2021 - $14; 2020 - $19)	(238)	256	215
Net investment gain	532	987	827
Net (loss) gain from agents’ or premium balances charged-off	(2)	1	(2)
Other expense	(21)	(80)	(113)
Income after capital gains taxes and before federal income taxes	801	819	260
Federal and foreign income tax (benefit) expense	(20)	4	(10)
Net Income	$821	$815	$270
Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year	$5,656	$5,729	$5,846

Adjustment to beginning surplus (Note 2)	(13)	(3)	-
Capital and surplus, as of January 1,	5,643	5,726	5,846

Other changes in capital and surplus:

Net income	821	815	270

Change in net unrealized capital (losses) gains (net of capital gains tax (benefit) expense: 2022 - $42; 2021 - $11; 2020 - $(2))	(370)	(93)	88

Change in net deferred income tax	(179)	(126)	(80)

Change in nonadmitted assets	(20)	85	9

Change in provision for reinsurance	(23)	-	-

Capital contribution	-	-	245

Return of capital	-	(900)	(700)

Dividends to stockholder	(650)	-	-

Foreign exchange translation	215	149	(112)

Change in assumed mortgage guaranty contingency reserve	(6)	(12)	(21)

Change in ceded mortgage guaranty contingency reserve	6	12	184
Total changes in capital and surplus	(206)	(70)	(117)
Capital and Surplus, as of December 31,	$5,437	$5,656	$5,729

See Notes to Statutory Basis Financial Statements

7	STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2022, 2021 and 2020

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,
	2022	2021	2020
Cash from Operations:

Premiums collected, net of reinsurance	$4,578	$4,649	$4,828

Net investment income	750	774	592

Miscellaneous income (expense)	1	13	(7)
Sub-total	5,329	5,436	5,413

Benefit and loss related payments	2,698	2,890	3,952

Commission and other expense paid	2,003	1,942	2,135

Federal and foreign income taxes payments (receipts)	5	(7)	11
Net cash provided from (used in) operations	623	611	(685)
Cash from Investments
Proceeds from investments sold, matured, or repaid:

Bonds	2,426	4,954	3,466

Stocks	76	-	1

Mortgage loans	1,031	657	476

Other investments	395	1,125	1,116
Total proceeds from investments sold, matured, or repaid	3,928	6,736	5,059
Cost of investments acquired:

Bonds	4,144	6,094	3,089

Stocks	143	94	46

Mortgage loans	280	659	262

Other investments	289	715	567
Total cost of investments acquired	4,856	7,562	3,964
Net cash (used in) provided from investing activities	(928)	(826)	1,095
Cash from Financing and Miscellaneous Sources

Capital contributions	-	-	245

Return of capital	-	(2)	(198)

Dividends to stockholder	(355)	-	-

Intercompany (payments) receipts	601	94	(175)

Net deposit activity on deposit-type contracts and other insurance	(1)	(11)	(2)

Collateral deposit liability receipts	18	160	1

Other receipts (payments)	187	229	(103)
Net cash provided from (used in) financing and miscellaneous activities	450	470	(232)
Net change in cash, cash equivalents and short-term investments	145	255	178
Cash, cash equivalents and short-term investments:

Beginning of year	729	474	296
End of year	$874	$729	$474

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

8	STATEMENTS OF CASH FLOW – for the years ended December 31, 2022, 2021 and 2020

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

National Union Fire Insurance Company of Pittsburgh, Pa. (“the Company” or “National Union”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below; collectively named the Combined Pool. The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile, are as follows:

Company	NAIC Company	Pool Participation Percentage	State of Domicile
National Union *	19445	35%	Pennsylvania

American Home	19380	32%	New York

Lexington	19437	30%	Delaware

C&I	19410	3%	New York

APCC	19402	0%	Illinois

ISOP	19429	0%	Illinois

New Hampshire	23841	0%	Illinois

Specialty	26883	0%	Illinois

Assurance	40258	0%	Illinois

Granite	23809	0%	Illinois

Illinois National	23817	0%	Illinois

AIU	19399	0%	New York
* Lead Company of the Combined Pool

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations.

9	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus for the year ending December 31:

2022
Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road, York, PA 17405	23-2643776	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	$212
Volunteer Firemen’s Insurance Services Inc. 183 Leader Heights Road, York, PA 17405	23-1732969	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	292
Total					$504

2021
Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc.	23-2643776	n/a	Liability	C, CA, B, P, U	$470
183 Leader Heights Road York PA 17405
Total					$470

2020
Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc.	23-2643776	n/a	Liability	C, CA, B, P, U	$431
183 Leader Heights Road York PA 17405
Total					$431

*Authority Codes Sample Listing:

C - Claims Payment

CA - Claims Adjustment

B - Binding Authority

P - Premium Collection

U - Underwriting

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/Location	2022	2021	2020
California	$825	$758	$597
New York	484	494	467
Texas	617	535	410

10	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. operations, its Guam and Saipan branch operations, and its participation in the American International Overseas Association (the “Association”).

The Company’s financial information as of and for the years ended December 31, 2022, 2021 and 2020 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

PA SAP recognizes only statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA DOI”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the PA DOI. The Commissioner of the PA DOI (“the Commissioner”) has the right to permit other specific practices that differ from prescribed practices.

PA SAP has prescribed the practice of discounting workers’ compensation known case and incurred but not reported (“IBNR”) loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

PA SAP has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession. Segregated surplus balances were $428, $671, and $801 at December 31, 2022, 2021 and 2020, respectively. The effects of the ADC comprise the majority of total segregated surplus; accordingly, Statutory surplus, NAIC SAP, excluding segregated surplus, was $4,519, $4,694, $4,705 at December 31, 2022, 2021 and 2020, respectively. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the PA DOI’s risk based capital (“RBC”) and surplus requirements for the 2022, 2021 and 2020 reporting periods.

11	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,	SSAP#	FS Ref	2022	2021*	2020*
Net income, PA SAP			$821	$815	$270

State prescribed or permitted practices - addition (charge):

Change in non-tabular discounting	65	(a)	205	60	(40)

Adverse Development Cover	62R	(a)	-	-	-

Net income, NAIC SAP			616	755	310

Statutory surplus, PA SAP			5,437	5,656	5,729

State prescribed or permitted practices - addition (charge):

Non-tabular discounting	65	(a)	439	234	174

Credits for collection risk on certain asbestos reinsurance recoveries	62R	(b)	46	51	43

Statutory surplus, NAIC SAP			$4,952	$5,371	$5,512

*Prior year presentation revised to be presented in accordance with current year presentation

(a) Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b) Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with PA SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Legal contingencies;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets, and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

12	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.

Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.

Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance recoverable.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts

Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.

Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.

13	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests

Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (eg: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (eg: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)	Subsidiaries are not consolidated. The equity investment in SCAs is accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors. Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated. Investments in SCAs where the holding entity exercises significant influence (generally ownership of >3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within operating income.

Other-than-temporary impairments

Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.

The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.

Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.
Statement of Cash Flows

Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.

The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).

14	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments

(applied to certain assets including goodwill, furniture and equipment, deferred taxes in excess of limitations, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.

All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as an advance premium liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite, in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned funds (surplus).

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2022, 2021 and 2020 were as follows:

Years ended December 31,	2022	2021	2020
Net written premiums subject to retrospectively rated contracts	$50	$53	$67
Percentage of total net written premiums	0.8%	1.2%	1.5%

15	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2022 and 2021, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $289 and $355, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $31 and $40 as of December 31, 2022 and 2021, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $4 and $4 as of December 31, 2022 and 2021, respectively.

High	Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following tables show the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business, as of December 31, 2022 and 2021:

December 31, 2022	Gross Loss Reserves*	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$513	$513	$4	$517

General Liabilities	531	531	3	534

Workers Compensation	3,172	3,172	20	3,192
Total	$4,216	$4,216	$27	$4,243

*Gross loss reserves as presented in the table above represent loss reserves within the insured’s contractual layer. Loss reserves exceeding the insured’s contractual deductible are the insurance obligation of the Pool and are reflected, net of applicable reinsurance, within the Reserves for losses and loss adjustment expenses line items on the Balance Sheet.

As of December 31, 2022, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $165 and $2,868, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2022 were $1,210, or 29% of the total high deductible. Additionally, as of December 31, 2022, the Company had recoverables on paid claims greater than 90 days overdue of $12, of which $4 have been nonadmitted.

December 31, 2021	Gross Loss Reserves*	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$521	$521	$6	$527
General Liabilities	548	548	5	553
Workers Compensation	3,216	3,216	30	3,246
Total	$4,285	$4,285	$41	$4,326

*Gross loss reserves as presented in the table above represent loss reserves within the insured’s contractual layer. Loss reserves exceeding the insured’s contractual deductible are the insurance obligation of the Pool and are reflected, net of applicable reinsurance, within the Reserves for losses and loss adjustment expenses line items on the Balance Sheet.

As of December 31, 2021, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $141 and $2,911, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2021 were $1,273, or 29% of the total high deductible. Additionally, as of December 31, 2021, the Company had recoverables on paid claims greater than 90 days overdue of $22, of which $4 have been nonadmitted.

16	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2021 and 2020:

Counterparty*	Unsecured High Deductible Amounts

December 31,	2022	2021
Counterparty 1	$163	$216

Counterparty 2	138	143

Counterparty 3	91	89

Counterparty 4	77	52

Counterparty 5	48	41

Counterparty 6	37	30

Counterparty 7	31	26

Counterparty 8	30	25

Counterparty 9	29	23

Counterparty 10	22	18
*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts, which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income (Expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2022 and 2021, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance, which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

17	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty.

Reserves for Losses, and Loss Adjustment Expenses

Reserves for case IBNR and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with the PA DOI statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2022, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2022 and 2021 were $1,208 and $1,233, respectively.

As of December 31, 2022, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in Pennsylvania	Statement Value
The United States Life Insurance Company in the City of New York	New York	Yes	$776

American General Life Insurance Company of Delaware	Delaware	Yes	$237

American General Life Insurance Company	Texas	Yes	$148

18	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short-Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities (excluding non-rated residual tranches or interests)

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an

19	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Non-rated residual tranches or interests

Non-rated residual tranches or interests are carried at the lower of cost or fair value. Changes in carrying value are record as Unrealized gains or (losses) in the Statement of Changes in Capital and Surplus.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income, and the amortization of premiums, discounts, and deferred fees.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses) in Unassigned funds (surplus), or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

20	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

21	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2022, 2021 and 2020 of $6, $4, and $5, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2018, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different.

The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•

The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability; and

•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

22	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

2022 Changes

In 2022, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

2021 Changes

In 2021, there were no significant changes or modifications in the SSAP.

In 2021, the Company changed its method of accounting from insurance to deposit accounting with respect to a specific insurance program. As a result of the change in accounting, any previously established reserves associated with the program were reversed resulting in favorable development and a new deposit liability was established. However, whether accounted for as insurance or deposit, there is no net impact to the Company’s net income, surplus, total assets and total liabilities given the underlying nature and structure of the program. The Company assessed the impact of the change in accounting on prior years and has concluded that the cumulative effect of the change had no net effect on net income or surplus. Refer to Note 5 for additional details around prior year development.

2020 Changes

In 2020, there were no significant changes or modifications in the SSAP.

23	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Adjustments to Surplus

During 2022, 2021 and 2020 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(13), $(3) and $0, respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2022, 2021 and 2020 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2022 corrections would have increased the 2021 pre-tax income by $1 and decreased the 2020 pre-tax income by $10. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2022, 2021 and 2020 is presented in the following tables:

2022 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2021	$5,656	$21,892	$16,236
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	(9)	-	9
Income tax corrections	(4)	(3)	1
Total adjustments to beginning Capital and Surplus	(13)	(3)	10
Balance at January 1, 2022, as adjusted	$5,643	$21,889	$16,246

An explanation for each of the adjustments for prior period corrections is described below:

Liability correction – The increase in total liabilities is primarily due to the result of adjustment in deferred commission earnings.

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2021 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2020	$5,729	$22,207	$16,478
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(3)	1	4
Total adjustments to beginning Capital and Surplus	(3)	1	4
Balance at January 1, 2021, as adjusted	$5,726	$22,208	$16,482

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections –The increase in the tax assets and liabilities is primarily the result of corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities.

2020 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2019	$5,846	$23,089	$17,243
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	-	-	-
Total adjustments to beginning Capital and Surplus	-	-	-
Balance at January 1, 2020, as adjusted	$5,846	$23,089	$17,243

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

24	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2022 and 2021 are outlined in the tables below:

December 31, 2022	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$368	$-	$(25)	$343
All other governments	866	1	(77)	790
States, territories and possessions	384	1	(15)	370
Political subdivisions of states, territories and possessions	412	2	(20)	394
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,034	8	(98)	1,944
Parent, subsidiaries, and affiliates	167	(1)	-	166
Industrial and miscellaneous	8,032	29	(637)	7,424
Total	$12,263	$40	$(872)	$11,431

December 31, 2021	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$473	$11	$(1)	$483
All other governments	792	23	(8)	807
States, territories and possessions	321	25	-	346
Political subdivisions of states, territories and possessions	403	21	-	424
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,437	115	(9)	2,543
Parent, subsidiaries, and affiliates	381	-	-	381
Industrial and miscellaneous	6,953	160	(45)	7,068
Total	$11,760	$355	$(63)	$12,052

The carrying values and fair values of bonds at December 31, 2022, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2022	Carrying Value	Fair Value
Due in one year or less	$665	$661
Due after one year through five years	3,534	3,361
Due after five years through ten years	3,105	2,789
Due after ten years	2,181	2,005
Structured securities	2,939	2,776
Total	$12,424	$11,592

25	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2022 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Office	4.3%	6.8%
Industrial	3.5%	9.1%
Multi-family	3.0%	8.1%
Other	3.7%	3.7%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 69 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments.

The following table details an analysis of mortgage loans as of December 31, 2022 and 2021:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2022
Recorded Investment
Current	$-	$-	$13	$-	$2,257	$9	$2,279
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	1	-	19	-	20
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$15	$-	$2,276	$9	$2,300
2021
Recorded Investment
Current	$-	$-	$365	$-	$2,762	$22	$3,149
30 - 59 days past due	-	-	2	-	-	-	2
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	1	-	28	-	29
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$370	$-	$2,790	$22	$3,182

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2022, 2021 and 2020 for LBaSS.

As of December 31, 2022, 2021 and 2020, the Company held LBaSS for which it recognized $13, $0, and $5, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

26	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2022	2021
Aggregate unrealized losses:
Less than 12 Months	$171	$22
12 Months or longer	$30	$5
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$2,138	$1,606
12 Months or longer	$147	$160

D.	Unrealized Losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2022 and 2021 are set forth in the tables below:

December 31, 2022	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$307	$(17)	$7	$(1)	$314	$(18)
All other governments	777	(104)	-	-	777	(104)
States, territories and possessions	223	(14)	4	-	227	(14)
Political subdivisions of states, territories and possessions	167	(16)	18	(4)	185	(20)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	1,187	(91)	53	(8)	1,240	(99)
Industrial and miscellaneous	5,906	(610)	659	(108)	6,565	(718)
Total bonds	$8,567	$(852)	$741	$(121)	$9,308	$(973)
Non-affiliated	79	(22)	-	(1)	79	(23)
Total common stocks	$79	$(22)	$-	$(1)	$79	$(23)
Preferred stocks	2	-	-	-	2	-
Total stocks	$81	$(22)	$-	$(1)	$81	$(23)
Total bonds and stocks	$8,648	$(874)	$741	$(122)	$9,389	$(996)

27	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

December 31, 2021	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

U.S. governments	$48	$(1)	$1	$-	$49	$(1)

All other governments	310	(10)	35	(5)	345	(15)

States, territories and possessions	7	-	-	-	7	-

Political subdivisions of states, territories and possessions	36	-	-	-	36	-

Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	663	(8)	8	(1)	671	(9)

Industrial and miscellaneous	2,485	(42)	478	(20)	2,963	(62)
Total bonds	$3,549	$(61)	$522	$(26)	$4,071	$(87)
Non-affiliated	22	(3)	-	-	22	(3)
Total common stocks	$22	$(3)	$-	$-	$22	$(3)
Preferred stocks	1	-	-	-	1	-
Total stocks	$23	$(3)	$-	$-	$23	$(3)
Total bonds and stocks	$3,572	$(64)	$522	$(26)	$4,094	$(90)

E.	Realized Gains (Losses)

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2022, 2021 and 2020 were as follows:

Years ended December 31,	2022		2021		2020

	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities

Proceeds from sales	$2,348	$15	$1,648	$-	$1,862	$1

Gross realized gains	32	-	82	-	126	-

Gross realized losses	196	1	(18)	-	(29)	-

F.	Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps and currency forwards to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company’s exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

28	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2022 and 2021.

	December 31, 2022		Years Ended December 31, 2022

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$1,636	$11	$35	$(25)
Forwards	496	3	-	5
Total	$2,132	$14	$35	$(20)

	December 31, 2021		Years Ended December 31, 2021

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$2,410	$36	$(2)	$43
Forwards	188	(3)	-	(9)
Total	$2,598	$33	$(2)	$34

G.	Other Invested Assets

During 2022, 2021 and 2020, the Company recorded OTTI losses on investments in joint ventures and partnerships of $1, $4, and $11, respectively.

H.	Investment Income

The Company did not have any accrued investment income receivables over 90 days past due as of December 31, 2022 or 2021. Investment expenses of $35, $29 and $35 were included in Net investment income earned for the years ended December 31, 2022, 2021 and 2020, respectively.

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $5,011 and $4,574 as of December 31, 2022 and 2021, respectively.

29	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2022 and 2021.

December 31, 2022	Level 1	Level 2	Level 3	Total
Bonds	$-	$700	$164	$864
Common stocks	14	-	71	85
Preferred stock	-	-	15	15
Mutual funds	-	-	125	125
Derivative assets	-	76	-	76
Derivative liabilities	-	(62)	-	(62)
Total	$14	$714	$375	$1,103

December 31, 2021	Level 1	Level 2	Level 3	Total
Bonds	$-	$552	$49	$601
Common stocks	-	-	66	66
Preferred stock	-	1	-	1
Mutual funds	-	-	69	69
Derivative assets	-	64	-	64
Derivative liabilities	-	(30)	-	(30)
Total	$-	$587	$184	$771

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2022 and 2021.

	Beginning Balance at January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2022
Bonds	$49	$321	$(185)	$5	$(21)	$(5)	$164
Common stocks	66	-	-	-	1	4	71
Mutual funds	69	-	-	5	(17)	68	125
Preferred Stocks	-	-	-	-	1	14	15
Total	$184	$321	$(185)	$10	$(36)	$81	$375

	Beginning Balance at January 1, 2021	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2021
Bonds	$64	$350	$(13)	$(23)	$7	$(336)	$49
Common stocks	44	-	-	-	-	22	66
Mutual funds	-	-	-	-	(2)	71	69
Total	$108	$350	$(13)	$(23)	$5	$(243)	$184

30	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short term and thus observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the dates of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2022	Valuation Technique	Unobservable Input	Range (Weighted Average)

Assets: Bonds	$116	Discounted cash flow	Yield	5.63% - 18.20% (11.42%)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2022 and 2021:

December 31, 2022	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)

Bonds	$11,431	$12,263	$-	$10,643	$788	$-

Cash equivalents and short term investments	352	352	165	40	147	-

Common stocks	90	90	15	4	71	-

Derivative assets	76	76	-	76	-	-

Derivative liabilities	(62)	(62)	-	(62)	-	-

Mortgage loans	2,200	2,300	-	-	2,200	-

Mutual funds	125	125	-	-	125	-

Preferred stocks	17	17	-	2	15	-

Total	$14,229	$15,161	$180	$10,703	$3,346	$-

December 31, 2021	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)

Bonds	$12,052	$11,760	$-	$10,754	$1,298	$-

Cash equivalents and short term investments	155	155	35	65	55	-

Common stocks	70	70	-	3	67	-

Derivative assets	64	64	-	64	-	-

Derivative liabilities	(30)	(30)	-	(30)	-	-

Mortgage loans	3,299	3,179	-	-	3,299	-

Mutual funds	69	69	-	-	69	-

Preferred stocks	1	1	-	1	-	-

Total	$15,680	$15,268	$35	$10,857	$4,788	$-

31	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2022, 2021 and 2020, is set forth in the table below:

December 31,	2022	2021	2020

Reserves for losses and LAE, end of prior year	$8,924	$8,955	$9,593

Cumulative effect of accounting change*	-	(56)	-

Incurred losses and LAE related to:

Current accident year	2,960	3,051	3,563

Prior accident year	(208)	(78)	163

Total incurred losses and LAE	2,752	2,973	3,726

Paid losses and LAE related to:

Current accident year	(914)	(825)	(1,305)

Prior accident year	(2,164)	(2,123)	(3,059)

Total paid losses and LAE	(3,078)	(2,948)	(4,364)

Reserves for losses and LAE, end of current year	$8,598	$8,924	$8,955

*Accounting reclassification from insurance to deposit accounting with respect to a specific commercial insurance program (Refer to Note 2A).

During 2022, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $208. This favorable incurred includes $194 favorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $14.

The favorable PYD was driven by favorable development in Personal Insurance, partially offset by adverse development in Commercial Insurance.

During 2021, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $78. This favorable incurred includes $35 favorable due to changes in discount as a result of interest rate fluctuation. This results in a net favorable PYD of $43.

The favorable PYD is generally a result of the following:

•	Strong favorable development in Personal Insurance, primarily attributable to subrogation recovery related to the 2017 and 2018 California wildfires;
•	Favorable development on U.S. Workers Compensation and short-tailed commercial lines within Other Product Lines, reflecting lower frequency and severity in recent calendar years;

The above favorable development is partially offset by unfavorable development as a result of the following:

•	U.S. Property and Special Risk Commercial lines were adversely impacted by the impact of dropping below the attachment point of the 2018 catastrophe aggregate treaty;
•	Reserve strengthening within U.S. Financial Lines, reflecting higher severity of claims in Directors & Officers and cyber risk;
•	Unfavorable development primarily attributed to the Blackboard insurance portfolio due to increased severity on reported claims.

During 2020, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $163. This was due to the changes in discount of $128 as a result of interest rate fluctuation. This results in a net unfavorable PYD of $35.

The unfavorable prior year development is generally a result of the following:

•

Unfavorable development in U.S. Financial Lines, notably D&O, Employment Practices Liability (“EPLI”), Mergers and Acquisitions, Cyber and Non-Medical Professional Errors & Omissions business where the Company reacted to increasing frequency and severity in recent accident years;

•	Unfavorable development in Personal Lines where the Company reacted to adverse development in Homeowners and Umbrella.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $223, $234 and $234 for the years ended December 31, 2022, 2021 and 2020, respectively. The Company paid $9, $17 and $5 in the reporting period to settle 98, 112 and 137 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2022, 2021 and 2020, respectively.

32	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses

December 31,	2022	2021	2020	2022	2021	2020

Direct

Loss and LAE reserves, beginning of year	$601	$617	$733	$262	$286	$307

Incurred losses and LAE	36	50	(61)	(3)	-	(1)

Calendar year paid losses and LAE	(50)	(66)	(55)	(19)	(24)	(20)

Loss and LAE Reserves, end of year	$587	$601	$617	$240	$262	$286

Assumed reinsurance

Loss and LAE reserves, beginning of year	$280	$292	$305	$16	$17	$17

Incurred losses and LAE	(4)	6	1	1	-	1

Calendar year paid losses and LAE	(10)	(18)	(14)	(1)	(1)	(1)

Loss and LAE Reserves, end of year	$266	$280	$292	$16	$16	$17

Net of reinsurance

Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-

Incurred losses and LAE	-	-	-	-	-	-

Calendar year paid losses and LAE	-	-	-	-	-	-

Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves

December 31,	2022	2021	2022	2021

Direct basis:	$254	$264	$21	$21

Assumed reinsurance basis:	92	89	7	12

Net of ceded reinsurance basis:	-	-	-	-

33	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Environmental	Loss Reserves		LAE Reserves

December 31,	2022	2021	2022	2021

Direct basis:	$90	$77	$54	$68

Assumed reinsurance basis:	6	4	3	3

Net of ceded reinsurance basis:	-	-	-	-

B.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a weighted average discount rate of 3.76% percent and 1.94 percent interest rate as of December 31, 2022 and 2021, respectively. The tabular reserve is capped at 45% of total outstanding reserve discount. Only case basis reserves are subject to tabular discounting. The December 31, 2022 and 2021 liabilities include $976 and $1,313 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2021, 2020 and 2019:

Lines of Business	2022	2021	2020

Workers’ Compensation

Case Reserves	$108	$70	$67

As of December 31, 2022, 2021 and 2020, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $108, $72 and $123, respectively.

Non-Tabular Discount

The non-tabular discount rate utilized by the Company is a variable discount rate determined using risk-free rates based on the U.S. Treasury forward yield curve plus a liquidity margin, applicable to IBNR and certain case reserves.

The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2022, 2021 and 2020:

Lines of Business	2022	2021	2020

Workers’ Compensation

Case Reserves	$153	$103	$58

IBNR	286	131	116

As of December 31, 2022, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $133 and $302, respectively. As of December 31, 2021, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $88 and $202, respectively. As of December 31, 2020, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $25 and $170 respectively.

34	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	Combined Pooling Agreement

In 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies. The change in the Combined Pooling Agreement had no effect on the Company’s reported assets, liabilities, surplus, operations or cash flow, as the Company’s participation in the pool remained the same.

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2022, 2021 and 2020 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2022, 2021 and 2020:

			2022
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/24/22	PC Dividend	AIG PC US	$-	-	$295	Securities
03/24/22	PC Dividend	AIG PC US	-	-	5	Cash
06/23/22	PC Dividend	AIG PC US	-	-	150	Cash
09/23/22	PC Dividend	AIG PC US, Inc.	-	-	200	Cash
12/23/22	Purchase of securities	American General Life (AGL)	118	Cash	118	Securities
12/23/22	Purchase of securities	United States Life (USL)	123	Cash	123	Securities

			2021
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
06/07/21	Return of Capital	AIG PC US	$-	-	$498	Securities
06/15/21	Return of Capital	AIG PC US	-	-	2	Cash
12/21/21	Return of Capital	AIG PC US	-	-	400	Securities

35	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

			2020
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/25/20	Sale of Securities	American Home	$183	Cash	$183	Securities
03/27/20	Return of Capital	AIG PC US	-	-	37	Securities
03/27/20	Return of Capital	AIG PC US	-	-	163	Cash
04/03/20	Purchase of Securities	AG Life	270	Securities	270	Cash
04/03/20	Sale of Securities	AG Life	270	Cash	270	Securities
06/09/20	Capital Contribution	AIG PC US	245	Cash	-	-
07/06/20	Purchase of Securities	Fortitude Re Ltd.	133	Securities	133	Cash
07/06/20	Sale of Securities	Fortitude Re Ltd.	133	Cash	133	Securities
09/30/20	Return of Capital	AIG PC US	-	-	299	Securities
09/30/20	Return of Capital	AIG PC US	-	-	1	Cash
12/29/20	Sale of Securities	American Home	115	Cash	115	Securities
12/31/20	Return of Capital	AIG PC US	-	-	166	Securities
12/31/20	Return of Capital	AIG PC US	-	-	34	Cash
Various	Capital Contribution	AHAC DECO Sub LLC	-	-	177	Securities

Glatfelter Insurance Group Reinsurance Company (“GIG Re”) Novation

On January 1, 2020, GIG Re novated its Munich Re 2019 & prior in-force reinsurance business to National Union accounted for as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. The novation consideration was equal to the total statutory reserves and resulted in no gain or loss on the transaction. Further, GIG RE commuted its National Union business back to National Union. As a result, total reserves transferred to the Combined Pool were $261 of Loss and LAE and $129 of unearned premium of which the Company’s proportionate share was $91 of Loss and LAE and $45 of unearned premium.

The novation was accounted for as retroactive reinsurance in accordance with SSAP 62R.

Lexington Insurance Company (“Lexington”) and American International Reinsurance Company, Ltd. (“AIRCO”) Commutation

During 2020, Lexington and AIRCO entered into a commutation agreement which partially commutes the Casualty Quota Share Reinsurance Contract (“QS Agreement”) which was in effect since January 1, 2010. As a result of the commutation, the companies settled the obligations and liabilities known and unknown of Lexington under the 2016-2019 accident years of the QS Agreement. Any obligations or liabilities of the companies under the 2010-2015 and 2020 Accident Years will continue to be settled under modified QS Agreement.

As a result of the commutation, Lexington transferred reserves back to AIRCO of $397 for Loss and LAE, of which the Company’s proportionate share after pooling was $139 for Loss and LAE.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIG Europe SA (“AESA”) Commutation

Effective November 30, 2020, the 55% All Lines Assumed Quota Share Arrangement (“ALQS”) originally entered into in 2019 between the Combined Pool members and AESA was partially commuted, maintaining the accident year stop-loss arrangement in effect. As a result of the commutation, the Combined Pool members transferred reserves back to AESA of $1,010 for Loss and LAE, and $543 of unearned premium, of which the Company’s proportionate share was $354 for loss and LAE, and $190 of unearned premium.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIRCO Retrocession

Effective December 31, 2020, the Company, with other members of the Pool, entered into a prospective reinsurance arrangement with AIRCO, whereby members of the Pool retroceded 100 percent of their future reinsurance obligations associated with certain underlying mortgage insurance policies stemming from a previously executed assumed quota-share arrangement. The arrangement is accounted for prospectively, on a funds withheld basis, in accordance with SSAP 62R. As part of the arrangement, a contra mortgage guaranty contingency reserve, in the amount of $525 was recorded by the Pool, of which the Company’s proportionate share was $184 as of December 31, 2020.

36	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Amounts Due to or from Related Parties

At December 31, 2022 and 2021, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

December 31,	2022	2021
Balances with member pool companies	$67	$299
Balances with other affiliates	172	88
Receivable from parent, subsidiaries and affiliates	239	387
Balances with member pool companies	175	5
Balances with other affiliates	638	752
Payable to parent, subsidiaries and affiliates	$813	$757

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2022 and 2021 were $48 and $31, respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2022 or 2021.

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2022, 2021 and 2020:

Affiliates	2022	2021	2020
AIG Claims, Inc.	$138	$141	$152
AIG PC Global Services, Inc.*	449	111	108
Total	$587	$252	$260
*AIG PC Global Services, Inc. was below one-half of one percent in 2021 and 2020.

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2022 and 2021, the Company had no outstanding liability pursuant to this Loan Facility. Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof; and

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

37	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2022, 2021 and 2020:

Years Ended December 31,	2022		2021		2020
	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$6,020	$5,973	$5,448	$5,264	$4,799	$4,662
Reinsurance premiums assumed:
Affiliates	15,156	14,734	15,224	14,817	15,128	15,872
Non-affiliates	497	478	406	353	493	489
Gross premiums	21,673	21,185	21,078	20,434	20,420	21,023

Reinsurance premiums ceded:
Affiliates	14,325	14,018	14,035	13,634	13,614	13,949
Non-affiliates	2,643	2,494	2,431	2,333	2,427	2,258
Net premiums	$4,705	$4,673	$4,612	$4,467	$4,379	$4,816

As of December 31, 2022 and 2021, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2022
Affiliates	$7,515	$80	$37,346
Non-affiliates	1,058	584	8,149
Total	$8,573	$664	$45,495

December 31, 2021
Affiliates	$7,455	$63	$38,542
Non-affiliates	909	583	8,837
Total	$8,364	$646	$47,379

38	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2022 and 2021 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2022
Affiliates	$8,621	$1,908	$7,515	$1,523	$1,106	$385
All Other	239	53	1,058	214	(819)	(161)
Total	$8,860	$1,961	$8,573	$1,737	$287	$224

December 31, 2021
Affiliates	$8,540	$1,946	$7,455	$1,557	$1,085	$389
All Other	222	50	909	190	(687)	(139)
Total	$8,762	$1,996	$8,364	$1,747	$398	$250

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2022 and 2021 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2022	2021
Affiliates:
Combined Pool*	$44,419	$45,039
Eaglestone	561	560
Other affiliates	330	318
Total affiliates	$45,310	$45,917
Berkshire Hathaway Group	183	70
Swiss Reinsurance Group	465	449
Munich Reinsurance Group	295	266
Hannover Re Group	252	210
Everest Re Group**	164	122
Total Non-affiliates	1,359	1,117
Total affiliates and non-affiliates	$46,669	$47,034

*Includes intercompany pooling impact of $7,350 related to Unearned Premium Reserve, $36,592, related to Reserves for Losses and LAE and $9 related to Paid losses and LAE as of and for the year ended December 31, 2022, and $7,254, $37,820, and $9, respectively, as for the year ended December 31, 2021.

**Everest Re Group was below 3% threshold for 2021

C.	Reinsurance Recoverable in Dispute

At December 31, 2022 and 2021, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $17 and $26 as of December 31, 2022 and 2021, respectively.

39	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Retroactive Reinsurance

The total surplus gain recognized by the Combined Pool as of December 31, 2022, 2021 and 2020 was $1,522, $1,996, and $2,287, respectively. National Union’s share of this gain as of December 31, 2022 , 2021 and 2020 was $428, $671, and $801, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2022 and 2021 the amount in trust was $4,282 and $4,908 , respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2022 and 2021 was $1,004 and $1,103 , respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. Tax Law Changes

On August 16, 2022, the U.S. enacted the Inflation Reduction Act (IRA) of 2022 (H.R. 5376), which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act. Key provisions include a 15 percent corporate alternative minimum tax (CAMT) on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period, a 1 percent stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. CAMT and the stock buyback tax are effective for tax years beginning after December 31, 2022. As of December 31, 2022, it has not yet been determined if the Company will be subject to the CAMT in 2023. However, the controlled group of corporations of which the Company is a member is expected to be considered an applicable corporation. The fourth quarter 2022 financial statements do not include the estimated impact of the CAMT, because a reasonable estimate cannot be made.

The components of the Company’s net deferred tax assets/liabilities (“DTA“/”DTL”) as of December 31, 2022 and 2021 are as follows:

	12/31/2022			12/31/2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTA	$577	$232	$809	$741	$174	$915	$(164)	$58	$(106)
Statutory Valuation Allowance	-	15	15	2	-	2	(2)	15	13
Adjusted Gross DTA	577	217	794	739	174	913	(162)	43	(119)
Nonadmitted DTA	29	-	29	-	-	-	29	-	29
Subtotal Admitted DTA	548	217	765	739	174	913	(191)	43	(148)
DTL	159	217	376	61	294	355	98	(77)	21
Net Admitted DTA (DTL)	$389	$-	$389	$678	$(120)	$558	$(289)	$120	$(169)

At December 31, 2022, the company recorded gross deferred assets (“DTA”) of $809. A valuation allowance was established on deferred tax assets net of liabilities of $15 as it is management’s belief that certain assets will not be realized in the foreseeable future. Tax planning strategies has no impact on the determination of the net admitted DTA.

40	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2022 and 2021:

	12/31/2022			12/31/2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	$389	$-	$389	$576	$-	$576	$(187)	$-	$(187)
1. Adjusted gross DTAs realizable within 36 months	389	-	389	576	-	576	(187)	-	(187)
2. 15 percent of statutory surplus	NA	NA	761	NA	NA	765	NA	NA	(4)
Adjusted gross DTAs that can be offset against DTLs	159	217	376	163	174	337	(4)	43	39
Total DTA admitted as the result of application of SSAP 101	$548	$217	$765	$739	$174	$913	$(191)	$43	$(148)

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	390%	407%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above	$5,074	$5,098

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2022	2021	Change
Federal income tax	$(35)	$(14)	$(21)
Foreign income tax	15	18	(3)
Subtotal	$(20)	$4	$(24)
Federal income tax on net capital gains	52	14	38
Federal and foreign income taxes incurred	$32	$18	$14

41	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2022 and 2021:

	2022	2021	Change
Ordinary

Discounting of unpaid losses	$106	$110	$(4)

Nonadmitted assets	11	13	(2)

Unearned premium reserve	126	137	(11)

Bad debt expense	7	8	(1)

Net operating loss carry forward	77	283	(206)

Foreign tax credit carry forward	89	72	17

Investments	79	44	35

Intangible Assets	8	12	(4)

Compensation and benefits accrual	10	13	(3)

Disregarded Subsidiary	26	27	(1)

Other temporary differences	38	22	16

Subtotal	$577	$741	$(164)

Statutory valuation allowance adjustment	-	2	(2)

Nonadmitted	29	-	29

Admitted ordinary deferred tax assets	$548	$739	$(191)

Capital

Investments	$188	$151	$37

Unrealized capital losses	43	22	21

Other temporary difference	1	1	-

Subtotal	$232	$174	$58

Statutory valuation allowance adjustment	15	-	15

Admitted capital deferred tax assets	217	174	43

Admitted deferred tax assets	$765	$913	$(148)
The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2022 and 2021:

	2022	2021	Change
Ordinary

Investments	$128	$30	$98

Tax Act adjustment to discounting of unpaid losses	12	16	(4)

Section 481(a) adjustment	1	2	(1)

Compensation and benefits accrual	18	8	10

Other temporary differences	—	5	(5)

Subtotal	159	61	98

Capital

Investments	121	178	(57)

Unrealized capital losses	96	116	(20)

Subtotal	217	294	(77)

Deferred tax liabilities	$376	$355	$21
Net deferred tax assets (liabilities)	$389	$558	$(169)

42	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The change in net deferred tax assets is comprised of the following:

	2022	2021	Change
Adjusted gross deferred tax assets	$794	$913	$(119)

Total deferred tax liabilities	(376)	(355)	(21)
Net deferred tax assets (liabilities)	$418	$558	$(140)

Tax effect of unrealized gains (losses)			42
Total change in deferred tax			$(182)

Change in deferred tax - current year			$(159)

Change in deferred tax - current year - other surplus items			(20)
Change in deferred tax - current year - total			$(179)
Change in deferred tax - prior period correction			(3)
Total change in deferred tax			$(182)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2022:

	Current	Deferred	Total

SSAP 3 impact:
SSAP 3 - general items	$(1)	$(3)	$(4)
SSAP 3 - statutory valuation allowance	-	-	-
Subtotal SSAP 3	(1)	(3)	(4)
SSAP 3 - unrealized gain/loss	-	-	-
SSAP 3 - adjusted tax assets and liabilities	(1)	(3)	(4)
SSAP 3 - non-admitted impact	-	-	-
Total SSAP 3 impact	$(1)	$(3)	$(4)

43	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2022, 2021 and 2020:

	2022		2021		2020
Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$854	$179	$833	$175	$280	$59

Tax Exempt Income, net of proration	(39)	(8)	(44)	(9)	(48)	(10)

Attribute Expiration	-	1	2	3	-	-

Impact of tax free liquidation	-	-	(47)	(10)	-	-

Change in Other Surplus Item	93	20	90	19	-	-

Stock Options and Other Compensation	(4)	(1)	4	1	9	2

Change in Nonadmitted Assets	8	1	12	3	(1)	-

Change in Tax Position	-	1	-	-	-	2

Statutory Valuation Allowance	-	14	-	(4)	-	2

Disregarded Subsidiary	10	2	-	(27)	-	-

Return to Provision	-	1	-	(7)	-	1

Change in Contingency Reserve	-	-	-	-	162	34

Unrealized FX & Foreign Currency Translation	-	-	-	-	-	(1)

Other	7	2	-	-	7	1

Total Book to Tax Adjustments	$75	$33	$17	$(31)	$129	$30

Total Income Tax	$929	$211	$850	$144	$409	$89

Federal and Foreign Income Taxes Incurred	-	(20)	-	4	-	(10)

Federal Income Tax on Net Capital Gains	-	52	-	14	-	19

Change in Net Deferred Income Taxes	-	179	-	126	-	80

Total Income Tax	$-	$211	$-	$144	$-	$89

Operating loss and tax credit carry-forwards

At December 31, 2022 the Company had net operating loss carry forwards expiring through the year 2038 of:	$365
At December 31, 2022 the Company had foreign tax credits expiring through the year 2032 of:	$89

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2022. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2022, there was a $17 liability related to tax return errors and omissions and a $25 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The Company is currently under examination for the tax years 2007 through 2019 and open to examination through 2021.

The following table lists those companies that form part of the 2022 AIG consolidated federal income tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited
AH SubGP 1158 Flat Iron, LLC	AH SubGP 1384 Woodglen, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1551 Spanish Creek, LLC
AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC
AH SubGP 911 Mainland, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC

44	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company
AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Century Verwaltungsgesellschaft mbH
AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.	AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.
AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.
AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.
AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.	AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.
AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC
AIG MGU Holdings Inc.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.
AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.
AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management
AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)
AIG Travel Assist, Inc.	AIG TRAVEL EMEA LIMITED	AIG TRAVEL EUROPE LIMITED	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE
AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.
AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l
AIGGRE U.S. LT Apartments Investor Lexington	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III
AIGGRE U.S. Real Estate Fund IV Lexington	AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company
Akita, Inc.	Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.
American General Annuity Service Corporation	American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated
American General Life Insurance Co. - Insulat	American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company
American International Facilities Management	American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.
Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.
CAP Investor 1, LLC	CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC
CAP Investor 5, LLC	CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Corebridge REI Lexington Holdco LLC
Crop Risk Services, Inc.	Crossings SAHP Corp.	Curzon Funding Limited	Curzon Street Funding Designated Activity	Design Professionals Association
DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company	Eastgreen, Inc.	First Principles Capital Management, LLC
Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.

45	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company

Global Loss Prevention, Inc.	Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.

HOSPITAL PLAN INSURANCE SERVICES	HPIS LIMITED	Illinois National Insurance Co.	Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation

LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Lilac Heights LLC	Livetravel, Inc.

LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited	MIP PE Holdings, LLC	Morefar Marketing, Inc.

Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company	New Hampshire Insurance Company	NF Seven (Cayman) Limited

PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.	Rialto Melbourne Investor LLC

Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.	SAFG Capital LLC

SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC	SAHP GA III - SC LLC	SCSP Corp.

Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.

Stratford Insurance Company	SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 83, LLC

SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.	The Insurance Company of the

The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated	The Variable Annuity Life - Non-Insulated

The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]	Travel Guard Group, Inc.

Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	VALIC Trust Company

Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.

Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under Pennsylvania law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

Pennsylvania domiciled companies are restricted (on the basis of the greater of 10 percent of statutory surplus, inclusive of unrealized gains, as of December 31, 2022, or 100 percent of net income for the preceding twelve month period ended December 31, 2022) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the PA DOI. The maximum dividend payment which may be paid by the Company, during 2023 is $822.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

46	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The Company paid the following dividends during 2022.

2022			State approval

Date paid	Amount	Type of Dividend	Required	Obtained

3/24/2022	$ 300	Extraordinary	Yes	Yes

6/23/2022	150	Extraordinary	Yes	Yes

9/23/2022	200	Extraordinary	Yes	Yes

Total dividends paid	$ 650

The company did not pay any dividends during 2021.

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2022 and 2021 represented or reduced by each item below is as follows:

Years Ended December 31,	2022	As Adjusted* 2021	2021
Unrealized gains and losses (net of taxes)	$23	$393	$393

Nonadmitted asset values	(80)	(60)	(60)
Provision for reinsurance	(39)	(16)	(16)
* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2022 and 2021.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

47	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Leases

The Company is the lessee for office space occupied by it and several affiliates under various noncancellable operating lease agreements that expire through November 30, 2029. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $9, $43 and $42 in 2022, 2021 and 2020, respectively. Certain rental commitments have renewal options extending through the year 2039. Some of these renewals are subject to adjustments in future periods.

At December 31, 2022, the minimum aggregate rental commitments were as follows:

Operating Leases
2023	$15
2024	11
2025	8
2026	5
Remaining Years, 2027 and after	8
Total minimum lease payments	$47

C.	Other Commitments

As part of its hedge fund, private equity, mortgage loan and real estate equity portfolio investments, as of December 31, 2022, the Company may be called upon for additional capital investments of up to $668.

At December 31, 2022, the Company had $765 of outstanding commitments related to various funding obligations associated with investments in commercial loans.

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

48	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2022:

Guaranteed Company		Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2022		Invested Assets @ 12/31/2022		Estimated Loss @ 12/31/2022		Policyholders’ Surplus 12/31/2022
AHICO First American-Hungarian Insurance Company (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	$	18	$	348	$	-	$	(53)

AIG Insurance Company - Puerto Rico (f/k/a Chartis Insurance Company - Puerto Rico)		11/5/1997	12/31/2009		4		137		-		102

American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company)	*	7/13/1998	12/29/2006		2,316		205,493		-		9,714
American International Assurance Company (Bermuda) Limited	**	8/23/1999	1/31/2008		21,647		41,595		-		3,108
American International Life Assurance Company of New York	*	7/13/1998	4/30/2010		1,930		30,705		-		1,833
Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014		72		1,850		-		629
Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014		77		5,678		-		2,233
Chartis Insurance Ireland Limited (f/k/a AIG Europe (Ireland) Limited)	*	12/15/1997	1/31/2012		7		7,867		-		2,106
Chartis Select Insurance Company (f/k/a AIG Excess Liability Insurance Company, Ltd.)	*	7/29/1998	4/30/2012		22		14,443		-		4,610

First American Czech Insurance Company, A.S. (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009		187		473		-		40

La Meridional Compania Argentina de Seguros S.A.		1/6/1998	11/30/2016		136		97		-		60
Total				$	26,417	$	308,687	$	-	$	24,381

* Current Affiliates

**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E.	Joint and Several Liabilities

AIUI is jointly and severally obligated to the policyholders of their Japan branch, in connection with the transfer of the business of the Japan branch to a Japan-domiciled affiliate in 2013. Under the terms of the transfer agreement, the Japan affiliate has agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliate carried $4 and $5 of loss reserves in respect of such policies as of December 31, 2022 and 2021, respectively. As of December 31, 2022, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $1.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

49	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

11.	Other Significant Matter

A.	Other Assets

As of December 31, 2022 and 2021, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2022	2021
Deposit accounting assets	$9	$10
Guaranty funds receivable on deposit	3	1
Loss funds on deposit	92	76
Contra Investments	46	45
Other assets	38	43
Equities in underwriting pools and associations	7	12
Total other admitted assets	$195	$187

B.	Other Liabilities

As of December 31, 2022 and 2021, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2022	2021
Assumed mortgage guaranty contingency reserve	$202	$196
Ceded mortgage guaranty contingency reserve	(202)	(196)
Escrow Deposit Liability	107	144
Other accrued liabilities	97	101
Retroactive reinsurance reserves - assumed	58	81
Retroactive reinsurance reserves - ceded	(24)	(25)
Deferred commission earnings	93	62
Escrow funds (NICO)	41	31
Accrued retrospective premiums	-	14
Servicing carrier liability	8	11
Collateral on derivative assets	19	41
Remittances and items not allocated	3	6
Paid loss clearing contra liability (loss reserve offset for paid claims)	(47)	(10)
Total other liabilities	$355	$456

C.	Other (Expense) Income

For the years ended December 31, 2022, 2021 and 2020, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2022	2021	2020
Other (expense) income	$8	$3	$(34)
Fee income on deposit programs	3	4	-
Interest expense on reinsurance program	(32)	(87)	(79)
Total other expense	$(21)	$(80)	$(113)

50	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Non-Cash items

For the years ended December 31, 2022, 2021 and 2020, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2022	2021	2020
Capital Contributions to Parent:
Return of Capital	-	898	502
Dividends to parent:
Securities	295	-	-
Funds Held:
Premiums collected	(19)	(20)	(22)
Benefit and loss related payments	43	48	87
Commissions	11	17	19
Interest	(33)	(87)	(74)
Funds Held	2	(42)	10
Securities received/transferred:
Securities received	858	1,514	1,881
Securities transferred	(1,387)	(2,144)	(1,756)
AESA Commutation
Premiums collected	-	-	(81)
Benefit and loss related payments	-	328	20
Commissions	-	-	60
GIG Re Novation
Premiums collected	-	-	45
Benefit and loss related payments	-	-	80

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Pittsburgh. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $4 and $3 of stock in the FHLB at December 31, 2022 and 2021, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2022, the Company had an actual borrowing capacity of $225 based on qualified pledged collateral. At December 31, 2022, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2022 and 2021, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

51	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

G.	Reconciliation to Annual Statement

The following is a reconciliation of amounts previously reported to the Department in the 2022 Annual Statements, to those reported in the accompanying statutory financial statements:

December 31, 2022	Assets	Liabilities	Net Income	Surplus
As per annual statements	$21,475	$16,014	$821	$5,461
Overstatement of Mutual Fund	(24)	-	-	(24)
As per audited financial statements	$21,451	$16,014	$821	$5,437

The 2022 reconciliation above reflects the impact of the following adjustments:

Mutual Fund adjustment - To adjust for a certain Mutual fund which was overstated in the Annual Statement.

12.	Subsequent Events

Subsequent events have been considered through April 25, 2023 for these Financial Statements issued on April 25, 2023.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

None.

52	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.